UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2019 ANNUAL REPORT

October 31, 2019

BALANCED FUND

MID-CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BALANCED FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

MID-CAP VALUE FUND RISKS

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Domestic Bond and Domestic Equity Market Overviews

October 31, 2019 (Unaudited)

Domestic Bond Market Overview

During the 12 months ended October 31, 2019, the Federal Reserve (the “Fed”) hiked the federal funds rate in December 2018, paused for the first half of 2019, and then cut the rate three times in as many meetings. The most recent meeting, held at the end of October, saw the Fed vote to cut its target rate to a range of 1.50% to 1.75%. However, the Fed also indicated its “midcycle adjustment” was complete. The official statement changed with regard to future actions by removing the phrase “will act as appropriate to sustain the expansion,” which was added in advance of the recent rate cuts, addressing economic “uncertainties” and “muted inflation pressures.” Fed Chairman Jerome Powell was more explicit about the completion of the midcycle adjustment at his October press conference when he said further easing would only be needed if developments forced a “material reassessment” of the outlook. He was likely encouraged by recent developments on global trade since U.S. officials indicated they were “close to finalizing” sections of the Phase One agreement with China and the European Union granted the U.K. a Brexit extension. Additionally, the first release of third quarter GDP was reported at 1.9%, which surprised to the upside on solid consumer spending.

Multiple rate cuts from the Fed and uncertainties around global trade caused interest rates to decline and the yield curve to steepen during the period. The 10-year Treasury yield fell 145 basis points (or 1.45%) to 1.69%. The two-year Treasury yield declined 132 basis points (or 1.32%) to 1.52%, and the 30-year Treasury yield declined 121 basis points (or 1.21%) to 2.17%. These moves caused the two- to 30-year Treasury yield spread to increase by 11 basis points (or 0.11%) to 65 basis points (or 0.65%).

With the decline in rates during the year, the bond market posted a positive return of 11.51%, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Spread product was mostly in favor over the period as three of the four spread sectors posted positive excess returns. The leader was the corporate sector with an excess return of 232 basis points (or 2.32%). The agency and asset-backed sectors followed with excess returns of 107 basis points (or 1.07%) and 59 basis points (or 0.59%), respectively. The laggard was the mortgage-backed sector with a negative excess return of -11 basis points (or -0.11%). Overall, the Bloomberg Barclays U.S. Aggregate Bond Index had an excess return of 63 basis points (or 0.63%) for the period.

Domestic Equity Market Overview

For the 12-month period ended October 31, 2019, the U.S. equity markets rallied strongly after a depressed start to the period that saw market volatility spike to its highest level in seven years during the fourth quarter of 2018. The S&P 500 Index and the Dow Jones Industrial Average returned 14.33% and 10.32%, respectively, for the period. Growth broadly outperformed Value across all market caps; the Russell 1000 Growth Index and the Russell 1000 Value Index returned 17.10% and 11.21%, respectively, and the Russell Midcap Growth Index and the Russell Midcap Value Index returned 18.93% and 10.08%, respectively. Large and mid-cap stocks also did significantly better than small-cap stocks; the Russell 1000 Index returned 14.15% and the Russell Midcap Index returned 13.72%, compared to the Russell 2000 Index return of 4.90%.

All of this occurred in an environment that saw rising fears of economic recession as the current expansion entered its 11th year, intensified by the effects of an escalating trade war, as well as concerns over the ability of the Fed policy to forestall the effects of an economic downturn. Feeding these uncertainties, growth slowed during the period as the third quarter’s gross domestic product decelerated to 1.9% from its peak rate of 3.5% in the second quarter of 2018. Corporate earnings growth also slowed with profit growth.

The Fed did alter its policy course at year end 2018 and began lowering the federal funds rate in the third quarter of 2019. At the same time, the economic strength underlying the U.S. economy remained resilient with the September unemployment rate at 3.5%, a 40-year low. In addition, the consumer continued to show good strength with both income and expenditures growing at healthy rates. Also, ongoing tariff negotiations between the U.S. and China are providing hope to prospects of settlement. Collectively, all of these factors kept the markets positive going into the fiscal year end.

American Beacon Balanced FundSM

Performance Overview

October 31, 2019 (Unaudited)

The Investor Class of the American Beacon Balanced Fund (the “Fund”) returned 10.50% for the twelve months ended October 31, 2019, underperforming the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (“Balanced Composite Index”) return of 11.82% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2009 through 10/31/2019

Total Returns for the Period ended October 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2009- 10/31/2019
Institutional Class (1,7)	AADBX	10.89%	9.00%	5.98%	8.98%	$23,623
Y Class (1,2,7)	ACBYX	10.75%	9.04%	5.95%	8.90%	$23,456
Investor Class (1,7)	AABPX	10.50%	8.70%	5.65%	8.62%	$22,867
Advisor Class (1,7)	ABLSX	10.34%	8.54%	5.48%	8.45%	$22,509
A Class without sales charge (1,3,7)	ABFAX	10.54%	8.70%	5.62%	8.55%	$22,712
A Class with sales charge (1,3,7)	ABFAX	4.16%	6.57%	4.38%	7.91%	$21,404
C Class without sales charge (1,4,7)	ABCCX	9.63%	7.89%	4.84%	7.79%	$21,176
C Class with sales charge (1,4,7)	ABCCX	8.63%	7.89%	4.84%	7.79%	$21,176

Balanced Composite Index (5)		11.82%	7.81%	6.05%	8.85%	$23,342
Russell 1000® Value Index (6)		11.21%	10.51%	7.61%	11.96%	$30,959
Bloomberg Barclays US Aggregate Bond Index (6)		11.51%	3.29%	3.24%	3.73%	$14,421

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

American Beacon Balanced FundSM

Performance Overview

October 31, 2019 (Unaudited)

2.

Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/09 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/09. A portion of the fees charged to the Y Class of the Fund was waived in 2011, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2011.

3.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/09. A portion of the fees charged to the A Class of the Fund was waived in 2011 and 2012, partially recovered in 2013, fully recovered in 2014 and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2011, 2012 and 2018. A Class has a maximum sales charge of 5.75%.

4.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/09. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, partially recovered in 2013, fully recovered in 2014 and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012 and for 2018. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.

5.

To reflect the Fund’s allocation of its assets between investment-grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Bloomberg Barclays U.S. Aggregate Bond Index have been combined in a 60% / 40% proportion.

6.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, and C Class shares were 0.62%, 0.70%, 0.95%, 1.12%, 0.91% and 1.66%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the twelve-month period, the Fund’s assets on average were invested 63% in equities (including equitized cash) and 37% in fixed-income securities, ending the period with 61% in equities (including equitized cash) and 39% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned 10.0% for the period, underperforming the Russell 1000 Value Index (the “Index”) return of 11.2%. The Fund underperformed the Index as sector allocation outweighed the benefits gained from stock selection relative to the Index.

Stock selection in the Consumer Discretionary and Financials sectors contributed the majority of the positive relative performance during the twelve-month period. In the Consumer Discretionary sector, the Fund’s position in Dollar General Corp. (up 44.6%) and PulteGroup, Inc. (up 63.9%) were the biggest additives. In the Financials sector, American International Group, Inc. (up 33.8%) and The Blackstone Group LP (up 49.5%) performed well. Conversely, positions in Altria Group Inc. (down 26.2%) and Imperial Brands PLC, Sponsored ADR (down 29.0%) both detracted from performance with the Consumer Staples sector.

The Fund’s overweight to Energy (down 12.3%) and underweight to Real Estate (up 25.2%) hurt performance the most through sector allocation. On the other side, being overweight in Information Technology (up 20.0%) helped buoy some of the Fund’s relative underperformance.

The fixed-income portion of the Fund returned 13.0% for the twelve-month period, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”) return of 11.5%. The Fund’s fixed-income excess performance relative to the Barclays Index was due to both sector allocation and security selection. The Fund’s selections in U.S. Treasuries (up 13.9%) and Consumer Corporates (up 25.7%) added relative value. Also, an

American Beacon Balanced FundSM

Performance Overview

October 31, 2019 (Unaudited)

underweight to Mortgage-Backed Securities (“MBS”) (up 9.1%) and an overweight to Manufacturing (up 14.7%), within Corporates, also benefited the Fund. From a duration perspective, the portfolio was helped most by an overweight allocation in the 10 to 30 year maturity and an underweight allocation in the 1 to 3 year maturity range.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long-term.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.766%, Due 4/30/2021, (3-mo. Treasury money market yield + 0.139%)		5.1
U.S. Treasury Notes/Bonds, 1.857%, Due 7/31/2021, (3-mo. Treasury money market yield + 0.220%)		3.9
Citigroup, Inc.		1.7
Microsoft Corp.		1.6
American International Group, Inc.		1.5
Bank of America Corp.		1.5
Wells Fargo & Co.		1.5
General Motors Co.		1.4
Medtronic PLC		1.4
Oracle Corp.		1.3

Total Fund Holdings	491

Sector Allocation (% Equities)
Financials		21.6
Energy		14.3
Health Care		12.1
Consumer Discretionary		11.3
Information Technology		10.8
Industrials		9.3
Communication Services		7.2
Materials		6.0
Consumer Staples		4.1
Utilities		3.1
Real Estate		0.2

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		44.0
U.S. Agency Mortgage-Backed Obligations		14.3
Financial		10.3
Technology		7.0
Consumer, Non-Cyclical		4.5
Communications		4.4
Energy		3.4
Industrial		2.8
Utilities		2.7
Consumer, Cyclical		2.3
Commercial Mortgage-Backed Obligations		1.7
Asset-Backed Obligations		1.4
Basic Materials		0.7
Foreign Sovereign Obligations		0.4
Collateralized Mortgage Obligations		0.1

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

The Investor Class of the American Beacon Mid-Cap Value Fund (the “Fund”) returned 6.79% for the twelve months ended October 31, 2019, underperforming the Russell Midcap® Value Index (the “Index”) return of 10.08% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2009 through 10/31/2019

Total Returns for the Period ended October 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2009- 10/31/2019
Institutional Class (1,3,10)	AACIX	7.08%	7.53%	5.51%	11.57%	$29,899
Y Class (1,4,10)	ACMYX	7.04%	7.46%	5.46%	11.51%	$29,716
Investor Class (1,2,10)	AMPAX	6.79%	7.29%	5.27%	11.38%	$29,390
Advisor Class (1,5,10)	AMCSX	6.50%	6.98%	4.97%	10.98%	$28,354
A Class without sales charge (1,6,10)	ABMAX	6.64%	7.09%	5.11%	11.09%	$28,617
A Class with sales charge (1,6,10)	ABMAX	0.54%	4.99%	3.87%	10.43%	$26,970
C Class without sales charge (1,7,10)	AMCCX	5.94%	6.37%	4.36%	10.35%	$26,784
C Class with sales charge (1,7,10)	AMCCX	4.94%	6.37%	4.36%	10.35%	$26,784
R6 Class (1,8,10)	AMDRX	7.15%	7.55%	5.53%	11.58%	$29,919

Russell Midcap® Value Index (9)	AMDRX	10.08%	8.90%	6.95%	12.90%	$33,652

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

A portion of the fees charged to the Investor Class of the Fund was waived from 2006 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2006 to 2013.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

3.

A portion of the fees charged to the Institutional Class of the Fund was waived from 2005 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2005 to 2013.

4.

Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 10/31/09 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the Institutional Class are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/09. A portion of the fees charged to the Y Class of the Fund was waived from 2010 through 2013. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2013.

5.

A portion of the fees charged to the Advisor Class of the Fund was waived from 2007 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2007 to 2013.

6.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the Investor Class are lower than those of the A Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/09. A portion of the fees charged to the A Class of the Fund was waived for 2010 through 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012. A Class shares have a maximum sales charge of 5.75%.

7.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the Investor Class are lower than those of the C Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/09. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2013. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

8.

Fund performance for the three-year, five-year and ten-year periods represents the returns achieved by the Institutional Class from 10/31/09 through 2/28/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/09. A portion of fees charged to the R6 Class of the Fund has been waived since Class inception. Performance prior to waiving fees was lower than actual returns shown since inception.

9.

The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index, Russell Midcap Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

10.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and R6 Class shares were 0.86%, 0.94%, 1.13%, 1.40%, 1.26%, 1.88% and 3.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index due to sector allocation, while stock selection added value for the period.

In sector allocation, the Fund’s overweight position in Energy, the worst performing sector in the Index, was the primary driver of underperformance. Underweights to Real Estate and Utilities, two of the best performers for the Index, further detracted from relative returns. Offsetting some of this underperformance were underweight positions in the Health Care and Consumer Staples sectors, both of which were low performing sectors for the Index.

From a stock selection perspective, the Fund’s relative outperformance was driven by holdings in the Financials, Industrials, and Consumer Discretionary sectors. Within Financials, Fidelity National Financial, Inc. was up 40.8%, Apollo Global Management, Inc. was up 51.0%, and Willis Towers Watson PLC was up 32.0%. Companies in the Industrials sector adding to relative performance included Transdigm Group, Inc. (up 72.3%) and Carlisle Cos., Inc. (up 50.1%). In Consumer Discretionary, the Fund avoided Index-position Tapestry, Inc. (down 36.1%), while holdings in Aaron’s, Inc. and Dollar General Corp. were up 58.9% and 45.7%, respectively. Offsetting this performance were positions in the Utilities and Real Estate sectors. Within Utilities, PG&E Corp. was down 67.4% for the period. In the Real Estate sector, Realogy Holdings Corp. was down 55.7%, and the Fund did not hold Index-position Camden Property Trust, which was up 30.7% for the year.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

Top Ten Holdings (% Net Assets)
Axis Capital Holdings Ltd.		2.3
Fidelity National Financial, Inc.		1.9
Stanley Black & Decker, Inc.		1.8
Fifth Third Bancorp		1.7
Marvell Technology Group Ltd.		1.6
MGM Growth Properties LLC, Class A		1.6
TransDigm Group, Inc.		1.5
Universal Health Services, Inc., Class B		1.4
Halliburton Co.		1.3
Wabtec Corp.		1.3

Total Fund Holdings	114

Sector Allocation (% Equities)
Financials		22.8
Industrials		18.7
Consumer Discretionary		17.3
Energy		8.2
Information Technology		7.8
Real Estate		7.5
Utilities		6.0
Health Care		4.9
Materials		4.5
Communication Services		1.8
Consumer Staples		0.5

American Beacon FundsSM

Expense Examples

October 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The “Actual” lines on the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

October 31, 2019 (Unaudited)

American Beacon Balanced Fund

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019-10/31/2019*
Institutional Class
Actual	$1,000.00	$1,039.30	$3.44
Hypothetical**	$1,000.00	$1,021.83	$3.41
Y Class
Actual	$1,000.00	$1,038.00	$3.85
Hypothetical**	$1,000.00	$1,021.43	$3.82
Investor Class
Actual	$1,000.00	$1,037.30	$5.14
Hypothetical**	$1,000.00	$1,020.16	$5.09
Advisor Class
Actual	$1,000.00	$1,036.60	$5.95
Hypothetical**	$1,000.00	$1,019.36	$5.90
A Class
Actual	$1,000.00	$1,037.40	$5.19
Hypothetical**	$1,000.00	$1,020.11	$5.14
C Class
Actual	$1,000.00	$1,033.00	$9.02
Hypothetical**	$1,000.00	$1,016.33	$8.94

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.67%, 0.75%, 1.00%, 1.16%, 1.01%, and 1.76% for the Institutional, Y, Investor, Advisor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Mid-Cap Value Fund

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019-10/31/2019*
Institutional Class
Actual	$1,000.00	$995.50	$4.98
Hypothetical**	$1,000.00	$1,020.22	$5.04
Y Class
Actual	$1,000.00	$996.10	$5.18
Hypothetical**	$1,000.00	$1,020.01	$5.24
Investor Class
Actual	$1,000.00	$994.90	$6.24
Hypothetical**	$1,000.00	$1,018.96	$6.31
Advisor Class
Actual	$1,000.00	$993.40	$7.59
Hypothetical**	$1,000.00	$1,017.59	$7.68
A Class
Actual	$1,000.00	$993.40	$7.54
Hypothetical**	$1,000.00	$1,017.64	$7.63
C Class
Actual	$1,000.00	$990.40	$10.33
Hypothetical**	$1,000.00	$1,014.82	$10.46
R6 Class
Actual	$1,000.00	$996.10	$4.18
Hypothetical**	$1,000.00	$1,021.02	$4.23

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.03%, 1.24%, 1.51%, 1.50%, 2.06%, and 0.83% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2019

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 58.93%

Communication Services - 4.26%

Diversified Telecommunication Services - 0.82%
AT&T, Inc.	55,073	$2,119,760

Interactive Media & Services - 0.74%
Alphabet, Inc., Class AA	690	868,572
Facebook, Inc., Class AA	5,500	1,054,075

		1,922,647

Media - 2.27%
CBS Corp., Class B, NVDR	11,852	427,146
Comcast Corp., Class A	67,029	3,004,240
Discovery, Inc., Class CA	44,799	1,130,727
Interpublic Group of Cos., Inc.	13,000	282,750
News Corp., Class A	55,500	760,905
Omnicom Group, Inc.	3,586	276,803

		5,882,571

Wireless Telecommunication Services - 0.43%
Vodafone Group PLC, Sponsored ADRB	54,132	1,105,375

Total Communication Services		11,030,353

Consumer Discretionary - 6.66%

Auto Components - 0.97%
Adient PLC	15,732	333,361
Goodyear Tire & Rubber Co.	30,759	488,145
Magna International, Inc.	31,427	1,689,830

		2,511,336

Automobiles - 1.58%
General Motors Co.	99,391	3,693,370
Harley-Davidson, Inc.	10,541	410,150

		4,103,520

Hotels, Restaurants & Leisure - 0.63%
Aramark	25,988	1,137,235
Norwegian Cruise Line Holdings Ltd.A	9,565	485,519

		1,622,754

Household Durables - 0.99%
DR Horton, Inc.	13,011	681,386
Mohawk Industries, Inc.A	6,800	974,984
PulteGroup, Inc.	23,100	906,444

		2,562,814

Internet & Direct Marketing Retail - 0.17%
eBay, Inc.	12,200	430,050

Multiline Retail - 1.11%
Dollar General Corp.	17,867	2,864,795

Specialty Retail - 1.21%
Advance Auto Parts, Inc.	6,195	1,006,564
Lowe’s Cos., Inc.	19,078	2,129,295

		3,135,859

Total Consumer Discretionary		17,231,128

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 58.93% (continued)

Consumer Staples - 2.42%

Beverages - 0.43%
Molson Coors Brewing Co., Class B	21,000	$1,107,120

Food Products - 0.82%
Ingredion, Inc.	9,200	726,800
Mondelez International, Inc., Class A	7,800	409,110
Tyson Foods, Inc., Class A	12,100	1,001,759

		2,137,669

Personal Products - 0.30%
Unilever PLC, Sponsored ADR	12,900	775,419

Tobacco - 0.87%
Altria Group, Inc.	17,589	787,812
Imperial Brands PLC, Sponsored ADR	22,104	486,288
Philip Morris International, Inc.	12,039	980,456

		2,254,556

Total Consumer Staples		6,274,764

Energy - 8.40%

Energy Equipment & Services - 1.40%
Halliburton Co.	69,700	1,341,725
National Oilwell Varco, Inc.	46,100	1,042,782
Schlumberger Ltd.	38,000	1,242,220

		3,626,727

Oil, Gas & Consumable Fuels - 7.00%
Apache Corp.	38,814	840,711
BP PLC, Sponsored ADR	88,835	3,367,735
Canadian Natural Resources Ltd.	69,565	1,754,429
Chevron Corp.	20,060	2,329,768
ConocoPhillips	52,202	2,881,550
Hess Corp.	15,332	1,008,079
Kosmos Energy Ltd.	34,869	216,188
Marathon Oil Corp.	76,931	887,015
Marathon Petroleum Corp.	7,531	481,608
Murphy Oil Corp.B	29,575	610,132
Phillips 66	18,747	2,190,025
Royal Dutch Shell PLC, Class A, Sponsored ADR	13,835	802,015
Royal Dutch Shell PLC, Class B, Sponsored ADR	12,500	728,625

		18,097,880

Total Energy		21,724,607

Financials - 12.73%

Banks - 6.75%
Banco Santander S.A., Sponsored ADRB	156,400	619,344
Bank of America Corp.	123,578	3,864,284
CIT Group, Inc.	5,850	250,906
Citigroup, Inc.	59,266	4,258,855
Citizens Financial Group, Inc.	23,068	811,071
Fifth Third Bancorp	9,800	284,984
JPMorgan Chase & Co.	27,262	3,405,569
Wells Fargo & Co.	77,032	3,977,162

		17,472,175

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 58.93% (continued)

Financials - 12.73% (continued)

Capital Markets - 1.48%
Bank of New York Mellon Corp.	5,915	$276,526
E*TRADE Financial Corp.	12,500	522,375
Goldman Sachs Group, Inc.	7,697	1,642,386
Morgan Stanley	12,037	554,304
State Street Corp.	12,706	839,485

		3,835,076

Consumer Finance - 1.11%
Capital One Financial Corp.	11,929	1,112,379
Discover Financial Services	6,200	497,612
Navient Corp.	32,214	443,587
SLM Corp.	96,249	812,342

		2,865,920

Diversified Financial Services - 1.04%
AXA Equitable Holdings, Inc.	37,100	801,360
Berkshire Hathaway, Inc., Class BA	8,849	1,881,121

		2,682,481

Insurance - 1.84%
American International Group, Inc.	74,608	3,951,240
Travelers Cos., Inc.	6,257	820,042

		4,771,282

Mortgage Real Estate Investment Trusts (REITs) - 0.51%
Annaly Capital Management, Inc.	91,900	825,262
Two Harbors Investment Corp.	35,200	488,224

		1,313,486

Total Financials		32,940,420

Health Care - 7.14%

Biotechnology - 0.52%
AbbVie, Inc.	7,100	564,805
Biogen, Inc.A	1,072	320,217
Gilead Sciences, Inc.	7,420	472,728

		1,357,750

Health Care Equipment & Supplies - 1.73%
Medtronic PLC	32,468	3,535,765
Zimmer Biomet Holdings, Inc.	6,732	930,565

		4,466,330

Health Care Providers & Services - 1.86%
Anthem, Inc.	6,673	1,795,571
Centene Corp.A	5,800	307,864
CVS Health Corp.	27,922	1,853,741
HCA Healthcare, Inc.	2,200	293,788
UnitedHealth Group, Inc.	2,200	555,940

		4,806,904

Pharmaceuticals - 3.03%
AstraZeneca PLC, Sponsored ADR	11,700	573,651
Bristol-Myers Squibb Co.	23,993	1,376,478
GlaxoSmithKline PLC, Sponsored ADR	18,743	858,429
Horizon Therapeutics PLCA	11,812	341,485

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 58.93% (continued)

Health Care - 7.14% (continued)

Pharmaceuticals - 3.03% (continued)
Jazz Pharmaceuticals PLCA	3,793	$476,515
Johnson & Johnson	5,500	726,220
Merck & Co., Inc.	12,385	1,073,284
Mylan N.V.A	15,744	301,498
Pfizer, Inc.	23,600	905,532
Sanofi, ADR	26,011	1,198,587

		7,831,679

Total Health Care		18,462,663

Industrials - 5.48%

Aerospace & Defense - 0.88%
Embraer S.A., Sponsored ADR	9,024	156,747
General Dynamics Corp.	2,533	447,834
Raytheon Co.	4,957	1,051,925
United Technologies Corp.	4,338	622,850

		2,279,356

Air Freight & Logistics - 0.21%
FedEx Corp.	3,600	549,576

Airlines - 0.45%
American Airlines Group, Inc.	38,561	1,159,144

Building Products - 0.67%
Johnson Controls International PLC	40,114	1,738,140

Construction & Engineering - 0.09%
Fluor Corp.	13,600	219,096

Electrical Equipment - 0.17%
Eaton Corp. PLC	4,883	425,358

Industrial Conglomerates - 1.74%
General Electric Co.	331,840	3,311,763
Honeywell International, Inc.	6,949	1,200,301

		4,512,064

Machinery - 0.95%
CNH Industrial N.V.B	101,180	1,103,874
Cummins, Inc.	6,272	1,081,795
PACCAR, Inc.	3,639	276,782

		2,462,451

Trading Companies & Distributors - 0.32%
AerCap Holdings N.V.A	14,391	832,951

Total Industrials		14,178,136

Information Technology - 6.37%

Communications Equipment - 0.26%
Telefonaktiebolaget LM Ericsson, Sponsored ADR	77,020	671,615

Electronic Equipment, Instruments & Components - 0.86%
Corning, Inc.	39,495	1,170,237
IPG Photonics Corp.A	5,000	671,400

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 58.93% (continued)

Information Technology - 6.37% (continued)

Electronic Equipment, Instruments & Components - 0.86% (continued)
TE Connectivity Ltd.	4,358	$390,041

		2,231,678

Semiconductors & Semiconductor Equipment - 1.61%
Marvell Technology Group Ltd.	42,600	1,039,014
NVIDIA Corp.	3,900	783,978
QUALCOMM, Inc.	24,214	1,947,774
Texas Instruments, Inc.	3,300	389,367

		4,160,133

Software - 3.01%
Microsoft Corp.	28,824	4,132,497
Oracle Corp.	63,899	3,481,856
Teradata Corp.A	5,718	171,140

		7,785,493

Technology Hardware, Storage & Peripherals - 0.63%
Hewlett Packard Enterprise Co.	98,808	1,621,439

Total Information Technology		16,470,358

Materials - 3.56%

Chemicals - 2.24%
Air Products & Chemicals, Inc.	10,485	2,236,031
Corteva, Inc.A	27,072	714,159
Dow, Inc.A	12,001	605,931
DuPont de Nemours, Inc.	16,972	1,118,625
Eastman Chemical Co.	8,785	668,011
Huntsman Corp.	19,900	440,387

		5,783,144

Containers & Packaging - 0.73%
Crown Holdings, Inc.A	16,235	1,182,557
International Paper Co.	16,225	708,708

		1,891,265

Metals & Mining - 0.59%
Freeport-McMoRan, Inc.	37,000	363,340
Newmont Goldcorp Corp.	29,500	1,172,035

		1,535,375

Total Materials		9,209,784

Real Estate - 0.10%

Equity Real Estate Investment Trusts (REITs) - 0.10%
Gaming and Leisure Properties, Inc.	6,200	250,232

Utilities - 1.81%

Electric Utilities - 1.40%
Entergy Corp.	15,454	1,877,352
PPL Corp.	35,447	1,187,120
Southern Co.	8,843	554,102

		3,618,574

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 58.93% (continued)

Utilities - 1.81% (continued)

Multi-Utilities - 0.41%
Dominion Energy, Inc.	13,060	$1,078,103

Total Utilities		4,696,677

Total Common Stocks (Cost $122,984,159)		152,469,122

	Principal Amount

CORPORATE OBLIGATIONS - 11.45%

Basic Materials - 0.22%
Dow Chemical Co.,
4.125%, Due 11/15/2021	$145,000	150,266
3.500%, Due 10/1/2024	264,000	277,089
Nucor Corp.,
4.125%, Due 9/15/2022	52,000	54,808
4.000%, Due 8/1/2023	80,000	84,956

		567,119

Communications - 0.95%
Amazon.com, Inc., 3.875%, Due 8/22/2037	40,000	45,482
AT&T, Inc.,
3.400%, Due 5/15/2025	169,000	177,079
6.000%, Due 8/15/2040	40,000	50,092
5.350%, Due 9/1/2040	30,000	35,536
CBS Corp., 3.375%, Due 3/1/2022	337,000	345,330
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, Due 2/15/2028	90,000	92,725
Comcast Corp.,
3.150%, Due 3/1/2026	54,000	56,983
4.600%, Due 10/15/2038	60,000	71,293
6.550%, Due 7/1/2039	217,000	318,208
Fox Corp., 5.476%, Due 1/25/2039C	55,000	67,636
NBCUniversal Enterprise, Inc., 2.499%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)C D	835,000	837,806
Verizon Communications, Inc.,
2.625%, Due 8/15/2026	115,000	117,339
4.329%, Due 9/21/2028	180,000	204,974
Walt Disney Co., 6.400%, Due 12/15/2035C	35,000	50,370

		2,470,853

Consumer, Cyclical - 0.77%
American Airlines Pass Through Trust, 3.150%, Due 8/15/2033, Series AA	50,000	52,293
American Honda Finance Corp.,
3.875%, Due 9/21/2020C	250,000	254,383
3.375%, Due 12/10/2021	95,000	98,009
Aptiv Corp., 4.150%, Due 3/15/2024	85,000	90,206
Costco Wholesale Corp.,
2.150%, Due 5/18/2021	30,000	30,176
2.750%, Due 5/18/2024	65,000	67,476
Dollar General Corp., 4.125%, Due 5/1/2028	50,000	55,444
Dollar Tree, Inc., 3.700%, Due 5/15/2023	60,000	62,792
General Motors Financial Co., Inc., 3.150%, Due 6/30/2022	90,000	91,403
Home Depot, Inc., 2.700%, Due 4/1/2023	52,000	53,493
Lowe’s Cos., Inc., 2.500%, Due 4/15/2026	110,000	110,421
McDonald’s Corp., 3.700%, Due 1/30/2026	98,000	105,813
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	70,000	78,443
Starbucks Corp., 4.000%, Due 11/15/2028	60,000	67,309
Toyota Motor Credit Corp., 3.450%, Due 9/20/2023	100,000	105,979
United Airlines Pass Through Trust, 2.700%, Due 11/1/2033, Series AA	35,000	35,213
Walgreens Boots Alliance, Inc., 3.800%, Due 11/18/2024	145,000	153,661
Walmart, Inc.,
3.400%, Due 6/26/2023	65,000	68,678
2.375%, Due 9/24/2029	150,000	151,168
7.550%, Due 2/15/2030	169,000	247,308

		1,979,668

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 11.45% (continued)

Consumer, Non-Cyclical - 0.88%
AbbVie, Inc.,
3.200%, Due 5/14/2026	$60,000	$61,446
4.450%, Due 5/14/2046	55,000	56,845
Altria Group, Inc., 4.750%, Due 5/5/2021	145,000	150,635
Amgen, Inc., 4.400%, Due 5/1/2045	60,000	67,500
Anthem, Inc., 2.500%, Due 11/21/2020	65,000	65,387
Bristol-Myers Squibb Co., 3.400%, Due 7/26/2029C	650,000	699,131
Cigna Corp., 4.125%, Due 11/15/2025	75,000	81,230
CVS Health Corp.,
3.700%, Due 3/9/2023	60,000	62,556
5.050%, Due 3/25/2048	35,000	40,342
Genzyme Corp., 5.000%, Due 6/15/2020	19,000	19,374
HCA, Inc., 4.125%, Due 6/15/2029	60,000	63,564
Humana, Inc., 3.150%, Due 12/1/2022	80,000	82,099
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	25,000	29,380
Kraft Heinz Foods Co., 4.625%, Due 10/1/2039C	25,000	25,545
Medtronic, Inc., 3.500%, Due 3/15/2025	313,000	336,443
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	90,000	90,845
Moody’s Corp., 4.875%, Due 12/17/2048	50,000	62,885
S&P Global, Inc., 4.400%, Due 2/15/2026	50,000	56,018
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	60,000	61,236
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	85,000	89,903
Zoetis, Inc., 3.000%, Due 9/12/2027	75,000	77,340

		2,279,704

Energy - 0.34%
BP Capital Markets America, Inc., 3.796%, Due 9/21/2025	50,000	54,060
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	61,000	66,529
Concho Resources, Inc., 4.300%, Due 8/15/2028	60,000	64,746
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	45,000	58,350
Marathon Petroleum Corp., 5.125%, Due 12/15/2026	45,000	51,427
MPLX LP,
4.125%, Due 3/1/2027	55,000	57,722
5.200%, Due 3/1/2047	26,000	27,896
Occidental Petroleum Corp., 2.900%, Due 8/15/2024	70,000	70,637
ONEOK, Inc., 4.550%, Due 7/15/2028	65,000	70,749
Phillips 66, 4.300%, Due 4/1/2022	87,000	91,920
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	28,000	29,251
3.750%, Due 3/1/2028	50,000	52,507
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	63,000	65,311
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	48,000	50,676
Valero Energy Corp., 4.350%, Due 6/1/2028	60,000	65,323

		877,104

Financial - 3.59%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	55,000	57,912
American Express Co.,
2.887%, Due 11/5/2021, (3-mo. USD LIBOR + 0.600%)D	420,000	422,222
3.400%, Due 2/27/2023	70,000	72,968
4.200%, Due 11/6/2025	115,000	127,122
4.050%, Due 12/3/2042	45,000	52,405
American International Group, Inc., 4.875%, Due 6/1/2022	289,000	309,877
Bank of America Corp.,
4.125%, Due 1/22/2024	193,000	207,499
2.456%, Due 10/22/2025, (3-mo. USD LIBOR + 0.870%)D	160,000	160,862
6.110%, Due 1/29/2037	176,000	233,689
5.000%, Due 1/21/2044	160,000	203,959
Bank of New York Mellon Corp., 3.250%, Due 5/16/2027	110,000	117,152
BB&T Corp., 2.750%, Due 4/1/2022	130,000	132,203
Boston Properties LP,
3.200%, Due 1/15/2025	50,000	51,991
2.900%, Due 3/15/2030	50,000	50,220
Camden Property Trust, 3.150%, Due 7/1/2029	70,000	73,653
Capital One Financial Corp., 3.200%, Due 1/30/2023	95,000	97,628

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 11.45% (continued)

Financial - 3.59% (continued)
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	$65,000	$69,864
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	70,000	75,262
Citigroup, Inc.,
3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)D	220,000	236,606
5.875%, Due 1/30/2042	145,000	200,002
CNA Financial Corp., 3.900%, Due 5/1/2029	60,000	65,130
Crown Castle International Corp., 3.400%, Due 2/15/2021	59,000	59,977
Digital Realty Trust LP, 3.700%, Due 8/15/2027	95,000	100,284
ERP Operating LP, 3.000%, Due 4/15/2023	52,000	53,775
Goldman Sachs Group, Inc.,
5.750%, Due 1/24/2022	385,000	414,879
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)D	140,000	142,321
3.500%, Due 1/23/2025	65,000	67,954
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)D	65,000	67,206
HCP, Inc., 3.250%, Due 7/15/2026	60,000	62,665
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	35,000	35,289
JPMorgan Chase & Co.,
3.625%, Due 5/13/2024	434,000	461,541
2.301%, Due 10/15/2025, (SOFRRATE + 1.160%)D	180,000	179,634
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)D	100,000	107,561
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)D	95,000	104,057
5.500%, Due 10/15/2040	313,000	413,551
KeyCorp, 5.100%, Due 3/24/2021	45,000	46,848
Liberty Mutual Group, Inc.,
4.250%, Due 6/15/2023C	25,000	26,534
4.569%, Due 2/1/2029C	88,000	99,444
MetLife, Inc.,
6.375%, Due 6/15/2034	169,000	241,597
4.721%, Due 12/15/2044	193,000	236,609
Morgan Stanley,
3.700%, Due 10/23/2024	145,000	154,268
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)D	105,000	110,808
PNC Financial Services Group, Inc., 3.500%, Due 1/23/2024	105,000	111,070
Prudential Financial, Inc.,
4.600%, Due 5/15/2044	313,000	369,893
4.350%, Due 2/25/2050	70,000	80,909
Public Storage, 2.370%, Due 9/15/2022	80,000	81,060
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	105,000	109,962
Simon Property Group LP, 3.375%, Due 10/1/2024	313,000	330,566
State Street Corp., 3.300%, Due 12/16/2024	95,000	100,431
SunTrust Bank, 2.450%, Due 8/1/2022	85,000	85,963
TD Ameritrade Holding Corp., 2.750%, Due 10/1/2029	65,000	65,276
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	67,000	72,583
US Bancorp,
3.375%, Due 2/5/2024	70,000	73,898
2.400%, Due 7/30/2024	130,000	132,279
Ventas Realty LP, 5.700%, Due 9/30/2043	40,000	51,913
Visa, Inc., 3.150%, Due 12/14/2025	80,000	85,522
Wells Fargo & Co.,
2.961%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)D	1,087,000	1,100,261
3.584%, Due 5/22/2028, (3-mo. USD LIBOR + 1.310%)D	160,000	169,593
4.750%, Due 12/7/2046	60,000	71,666

		9,297,873

Industrial - 1.05%
Allegion PLC, 3.500%, Due 10/1/2029	60,000	61,864
BAE Systems Holdings, Inc., 3.800%, Due 10/7/2024C	313,000	331,572
Burlington Northern Santa Fe LLC,
3.650%, Due 9/1/2025	65,000	70,816
5.750%, Due 5/1/2040	202,000	273,322
Caterpillar Financial Services Corp., 2.650%, Due 5/17/2021, Series I	125,000	126,520
CSX Corp., 5.500%, Due 4/15/2041	157,000	196,594
Eaton Corp., 2.750%, Due 11/2/2022	55,000	56,202

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 11.45% (continued)

Industrial - 1.05% (continued)
General Electric Co.,
5.500%, Due 1/8/2020	$120,000	$120,727
3.450%, Due 5/15/2024	70,000	72,192
Ingersoll-Rand Luxembourg Finance S.A., 2.625%, Due 5/1/2020	145,000	145,375
John Deere Capital Corp.,
1.950%, Due 6/22/2020	90,000	89,991
2.150%, Due 9/8/2022	65,000	65,508
Johnson Controls International PLC, 5.000%, Due 3/30/2020	145,000	146,665
Lockheed Martin Corp., 3.550%, Due 1/15/2026	65,000	70,207
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	65,000	66,405
Northrop Grumman Corp., 3.850%, Due 4/15/2045	130,000	142,013
Precision Castparts Corp., 3.250%, Due 6/15/2025	65,000	68,804
Republic Services, Inc., 2.500%, Due 8/15/2024	65,000	66,084
Union Pacific Corp., 4.100%, Due 9/15/2067	90,000	93,398
United Technologies Corp.,
1.900%, Due 5/4/2020	70,000	70,025
4.125%, Due 11/16/2028	75,000	85,105
6.125%, Due 7/15/2038	217,000	300,717

		2,720,106

Technology - 2.64%
Analog Devices, Inc., 3.900%, Due 12/15/2025	75,000	80,925
Apple, Inc.,
2.850%, Due 5/11/2024	170,000	176,644
2.200%, Due 9/11/2029	300,000	295,062
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, Due 1/15/2025	60,000	59,948
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	65,000	68,202
Dell International LLC / EMC Corp.,
4.420%, Due 6/15/2021C	135,000	139,420
5.300%, Due 10/1/2029C	1,110,000	1,226,310
Fiserv, Inc., 3.200%, Due 7/1/2026	70,000	73,137
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	1,560,000	1,853,735
HP, Inc., 4.050%, Due 9/15/2022	145,000	153,147
Intel Corp., 3.300%, Due 10/1/2021	86,000	88,465
International Business Machines Corp., 4.250%, Due 5/15/2049	870,000	991,290
Micron Technology, Inc., 5.327%, Due 2/6/2029	1,135,000	1,256,531
Microsoft Corp., 4.450%, Due 11/3/2045	50,000	63,502
Oracle Corp.,
2.500%, Due 5/15/2022	115,000	116,785
4.300%, Due 7/8/2034	112,000	131,252
QUALCOMM, Inc., 2.900%, Due 5/20/2024	55,000	56,815

		6,831,170

Utilities - 1.01%
American Electric Power Co., Inc., 3.650%, Due 12/1/2021, Series I	80,000	82,635
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	30,000	36,278
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	267,000	371,151
Consolidated Edison Co. of New York, Inc.,
5.500%, Due 12/1/2039, Series 09-C	169,000	221,507
4.625%, Due 12/1/2054	55,000	66,032
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	61,000	64,376
Dominion Energy, Inc., 2.579%, Due 7/1/2020	60,000	60,179
DPL, Inc., 7.250%, Due 10/15/2021	144,000	154,080
Duke Energy Corp.,
3.550%, Due 9/15/2021	130,000	133,333
3.750%, Due 4/15/2024	65,000	69,067
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	70,000	80,171
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	47,000	53,940
Florida Power & Light Co., 3.950%, Due 3/1/2048	50,000	58,193
MidAmerican Energy Co., 3.100%, Due 5/1/2027	75,000	79,465
National Fuel Gas Co., 3.950%, Due 9/15/2027	80,000	81,762
National Rural Utilities Cooperative Finance Corp.,
2.950%, Due 2/7/2024	65,000	67,271
4.300%, Due 3/15/2049	50,000	60,050
Nevada Power Co., 2.750%, Due 4/15/2020, Series BB	50,000	50,200

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 11.45% (continued)

Utilities - 1.01% (continued)
NextEra Energy Capital Holdings, Inc., 2.403%, Due 9/1/2021	$35,000	$35,267
NiSource, Inc.,
3.490%, Due 5/15/2027	45,000	47,326
3.950%, Due 3/30/2048	65,000	69,587
Southern Co., 2.750%, Due 6/15/2020	241,000	241,948
Southern Power Co., 4.150%, Due 12/1/2025	64,000	70,006
Southwestern Electric Power Co., 3.550%, Due 2/15/2022	289,000	296,789
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	59,000	63,029

		2,613,642

Total Corporate Obligations (Cost $27,005,915)		29,637,239

FOREIGN CORPORATE OBLIGATIONS - 3.01%

Basic Materials - 0.06%
ArcelorMittal, 3.600%, Due 7/16/2024	70,000	71,618
Nutrien Ltd., 4.000%, Due 12/15/2026	49,000	52,526
Teck Resources Ltd., 6.000%, Due 8/15/2040	30,000	32,441

		156,585

Communications - 0.72%
Alibaba Group Holding Ltd., 3.600%, Due 11/28/2024	313,000	328,771
America Movil S.A.B. de C.V., 6.375%, Due 3/1/2035	169,000	227,914
Bell Canada, Inc., 4.464%, Due 4/1/2048	45,000	52,125
Deutsche Telekom International Finance B.V., 4.875%, Due 3/6/2042C	150,000	174,914
Rogers Communications, Inc., 3.625%, Due 12/15/2025	85,000	90,597
TELUS Corp., 2.800%, Due 2/16/2027	49,000	49,468
Thomson Reuters Corp.,
4.300%, Due 11/23/2023	145,000	155,994
3.850%, Due 9/29/2024	193,000	204,662
Vodafone Group PLC,
3.750%, Due 1/16/2024	65,000	68,521
6.150%, Due 2/27/2037	393,000	501,655

		1,854,621

Consumer, Cyclical - 0.12%
Daimler Finance North America LLC, 2.450%, Due 5/18/2020C	313,000	313,869

Consumer, Non-Cyclical - 0.82%
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	20,000	22,341
5.450%, Due 1/23/2039	1,465,000	1,844,663
5.550%, Due 1/23/2049	50,000	66,030
Coca-Cola Femsa S.A.B. de C.V., 3.875%, Due 11/26/2023	45,000	47,680
RELX Capital, Inc., 3.500%, Due 3/16/2023	55,000	57,060
Sanofi, 4.000%, Due 3/29/2021	75,000	77,360

		2,115,134

Energy - 0.95%
Canadian Natural Resources Ltd.,
3.900%, Due 2/1/2025	60,000	63,889
6.250%, Due 3/15/2038	176,000	222,538
Petroleos Mexicanos,
6.750%, Due 9/21/2047	110,000	109,450
7.690%, Due 1/23/2050C	605,000	657,417
Saudi Arabian Oil Co., 4.375%, Due 4/16/2049C	1,050,000	1,139,996
TransCanada PipeLines Ltd.,
3.750%, Due 10/16/2023	145,000	153,169
6.100%, Due 6/1/2040	82,000	105,907

		2,452,366

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 3.01% (continued)

Financial - 0.33%
Bank of Montreal, 3.300%, Due 2/5/2024, Series E	$140,000	$146,099
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)D	123,000	125,711
Mitsubishi UFJ Financial Group, Inc., 2.623%, Due 7/18/2022	80,000	80,981
Nordea Bank Abp, 4.875%, Due 1/27/2020C	120,000	120,806
Royal Bank of Canada, 2.250%, Due 11/1/2024	125,000	125,285
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	190,000	199,298
Westpac Banking Corp., 2.650%, Due 1/25/2021	65,000	65,617

		863,797

Industrial - 0.01%
CNH Industrial N.V., 3.850%, Due 11/15/2027	35,000	36,461

Total Foreign Corporate Obligations (Cost $6,906,709)		7,792,833

FOREIGN SOVEREIGN OBLIGATIONS - 0.16%
European Investment Bank, 2.375%, Due 6/15/2022	90,000	91,773
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	100,000	101,392
Province of Ontario Canada, 2.500%, Due 4/27/2026	120,000	124,726
Province of Quebec Canada, 2.375%, Due 1/31/2022	100,000	101,461

Total Foreign Sovereign Obligations (Cost $409,465)		419,352

ASSET-BACKED OBLIGATIONS - 0.54%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	158,962	158,803
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	114,441	114,319
BMW Vehicle Lease Trust, 2.840%, Due 11/22/2021, 2019 1 A3	105,000	106,191
Ford Credit Auto Lease Trust,
2.030%, Due 12/15/2020, 2017 B A3	60,884	60,882
2.220%, Due 10/15/2022, 2019 B A3	165,000	165,754
GM Financial Automobile Leasing Trust, 2.980%, Due 12/20/2021, 2019 1 A3	75,000	75,805
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	95,000	95,288
John Deere Owner Trust, 3.080%, Due 11/15/2022, 2018 B A3	190,000	192,376
Mercedes-Benz Auto Lease Trust, 3.100%, Due 11/15/2021, 2019 A A3	105,000	106,045
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	99,047	99,148
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	101,161	103,676
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	123,207	123,218

Total Asset-Backed Obligations (Cost $1,392,585)		1,401,505

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.05% (Cost $139,511)
Freddie Mac REMIC Trust, 3.000%, Due 1/15/2047	139,476	141,263

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.63%
Bank, 3.183%, Due 8/15/2061, 2019-BN19 A3	185,000	196,000
Ginnie Mae REMIC Trust,
1.368%, Due 11/16/2041, 2013-125 AB	498,319	492,106
1.147%, Due 12/16/2038, 2013-139 A	196,716	195,480
1.624%, Due 7/16/2039, 2013-78 AB	333,569	330,334
GS Mortgage Securities Trust, 3.679%, Due 8/10/2043, 2010-C1 A1C	3,005	3,006
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	212,348	215,103
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	186,336	189,163

Total Commercial Mortgage-Backed Obligations (Cost $1,624,477)		1,621,192

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.43%
Federal Home Loan Mortgage Corp.,
5.000%, Due 10/1/2020	1,256	1,295
3.500%, Due 9/1/2028	42,547	44,560
3.000%, Due 11/1/2032	118,472	122,082
5.000%, Due 8/1/2033	38,456	42,499
5.500%, Due 2/1/2034	38,290	43,119
3.000%, Due 8/1/2034	24,020	24,602
4.000%, Due 1/1/2041	142,741	152,821

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.43% (continued)
Federal Home Loan Mortgage Corp. (continued)
4.500%, Due 2/1/2041	$97,414	$105,658
3.500%, Due 6/1/2042	473,494	497,199
3.500%, Due 7/1/2042	132,734	139,371
3.500%, Due 5/1/2046	218,276	230,009
3.000%, Due 11/1/2046	283,076	290,713
3.000%, Due 4/1/2047	285,161	293,356
3.500%, Due 1/1/2048	387,144	402,869
4.000%, Due 4/1/2048	255,631	267,496
3.000%, Due 8/1/2048	280,862	288,391

		2,946,040

Federal National Mortgage Association,
4.000%, Due 8/1/2020	3,270	3,407
3.500%, Due 1/1/2028E	41,731	43,306
3.000%, Due 7/1/2032	180,859	185,446
4.000%, Due 10/1/2033	199,090	207,933
5.000%, Due 3/1/2034E	41,358	45,659
4.500%, Due 4/1/2034	73,199	78,582
3.000%, Due 10/1/2034	14,934	15,345
3.500%, Due 6/1/2037	270,378	281,397
5.500%, Due 6/1/2038	8,255	9,262
4.500%, Due 1/1/2040	107,245	116,232
5.000%, Due 5/1/2040	159,100	173,972
5.000%, Due 6/1/2040	132,371	146,154
4.000%, Due 9/1/2040	95,006	101,639
4.000%, Due 1/1/2041	186,749	199,808
3.000%, Due 6/1/2043	756,786	780,631
3.500%, Due 7/1/2043	135,677	142,388
3.000%, Due 8/1/2043	663,937	684,709
4.000%, Due 11/1/2044E	107,782	115,402
4.000%, Due 7/1/2045	436,663	462,000
3.500%, Due 8/1/2045	117,928	122,941
3.500%, Due 11/1/2045	1,289,074	1,343,727
3.000%, Due 4/1/2046	153,605	157,965
3.500%, Due 5/1/2046	173,298	180,607
4.000%, Due 7/1/2046	192,115	202,998
3.000%, Due 10/1/2046	46,337	47,503
3.000%, Due 11/1/2046	308,270	316,466
3.000%, Due 12/1/2046E	188,704	193,759
3.000%, Due 2/1/2047	208,163	213,547
3.500%, Due 3/1/2047	96,490	100,710
4.500%, Due 7/1/2047	110,211	116,703
4.500%, Due 8/1/2047	116,091	123,209
3.500%, Due 9/1/2047	116,233	121,910
3.500%, Due 2/1/2048	249,334	257,573
4.000%, Due 3/1/2048	221,596	231,703
4.500%, Due 4/1/2048	98,728	104,532
4.500%, Due 7/1/2048E	144,196	152,414
4.500%, Due 7/1/2048	309,431	326,593
3.000%, Due 10/1/2048E	164,401	167,308
4.500%, Due 9/1/2049	209,050	220,804

		8,496,244

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.43% (continued)
Government National Mortgage Association,
6.500%, Due 8/15/2027	$32,449	$35,936
6.500%, Due 11/15/2027	37,731	41,785
7.500%, Due 12/15/2028	34,366	39,071
5.500%, Due 7/15/2033	40,335	45,277
6.000%, Due 12/15/2033	52,424	60,090
5.500%, Due 2/20/2034	55,775	62,819
5.000%, Due 10/15/2039	89,984	100,946
3.500%, Due 9/15/2041	235,140	248,122
3.000%, Due 1/20/2046	68,519	70,987
3.000%, Due 4/20/2046	173,427	179,457
3.000%, Due 6/20/2046	230,159	237,909
3.000%, Due 12/20/2046	156,044	161,425
3.500%, Due 8/20/2047	73,618	76,682
3.500%, Due 10/20/2047	71,545	74,511
4.000%, Due 1/20/2048	395,087	411,742
5.000%, Due 6/20/2049	200,930	213,299
4.500%, Due 7/20/2049	207,815	218,721
4.500%, Due 8/20/2049	203,501	214,342
5.000%, Due 8/20/2049	104,408	110,476

		2,603,597

Total U.S. Agency Mortgage-Backed Obligations (Cost $13,681,750)		14,045,881

U.S. TREASURY OBLIGATIONS - 16.65%
U.S. Treasury Notes/Bonds,
1.750%, Due 10/31/2020	319,000	319,436
1.766%, Due 4/30/2021, (3-mo. Treasury money market yield + 0.139%)D	13,175,000	13,158,079
2.000%, Due 5/31/2021	1,446,000	1,455,094
1.857%, Due 7/31/2021, (3-mo. Treasury money market yield + 0.220%)D	10,080,000	10,078,463
1.937%, Due 10/31/2021, (3-mo. Treasury money market yield + 0.300%)D	565,000	565,420
2.000%, Due 2/15/2022	2,326,000	2,350,714
1.750%, Due 9/30/2022	500,000	503,340
1.625%, Due 11/15/2022	964,000	967,163
1.750%, Due 1/31/2023	590,000	594,148
2.000%, Due 2/15/2023	500,000	507,578
2.750%, Due 7/31/2023	500,000	522,168
2.500%, Due 8/15/2023	964,000	998,342
2.375%, Due 8/15/2024	1,885,000	1,957,160
2.875%, Due 7/31/2025	500,000	535,527
6.875%, Due 8/15/2025	279,000	360,771
2.000%, Due 11/15/2026	500,000	513,184
2.875%, Due 5/15/2028	200,000	219,383
2.875%, Due 8/15/2028	100,000	109,852
5.250%, Due 11/15/2028	217,000	282,125
2.625%, Due 2/15/2029	1,155,000	1,248,754
2.375%, Due 5/15/2029	450,000	477,158
1.625%, Due 8/15/2029	250,000	248,506
4.750%, Due 2/15/2037	304,000	432,511
4.500%, Due 8/15/2039	241,000	339,481
2.750%, Due 8/15/2042	250,000	277,324
3.000%, Due 2/15/2049	2,154,000	2,539,364
2.875%, Due 5/15/2049	1,315,000	1,515,229

		43,076,274

Total U.S. Treasury Obligations (Cost $42,122,895)		43,076,274

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 2.09%

Investment Companies - 1.90%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%F G	4,904,248	$4,904,248

	Principal Amount

U.S. Treasury Obligations - 0.07%
U.S. Treasury Bill, 1.870%, Due 2/13/2020H	$175,000	174,233

Foreign Corporate Obligations - 0.12%
Nordea Bank Abp, 2.092%, Due 1/27/2020	300,000	298,636

Total Short-Term Investments (Cost $5,376,837)		5,377,117

TOTAL INVESTMENTS - 98.94% (Cost $221,644,303)		255,981,778
OTHER ASSETS, NET OF LIABILITIES - 1.06%		2,749,415

TOTAL NET ASSETS - 100.00%		$258,731,193

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2019 (Note 9).

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $6,168,159 or 2.38% of net assets. The Fund has no right to demand registration of these securities.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2019.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

H This security or a piece thereof is held as segregated collateral.

ADR - American Depositary Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REMIC - Real Estate Mortgage Investment Conduit.

SOFRRATE – Secured Overnight Financing Rate.

Long Futures Contracts Open on October 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	27	December 2019	$4,074,447	$4,098,330	$23,883

			$4,074,447	$4,098,330	$23,883

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

See accompanying notes

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2019

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2019, the investments were classified as described below:

Balanced Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$152,469,122	$-	$-	$152,469,122
Corporate Obligations	-	29,637,239	-	29,637,239
Foreign Corporate Obligations	-	7,792,833	-	7,792,833
Foreign Sovereign Obligations	-	419,352	-	419,352
Asset-Backed Obligations	-	1,401,505	-	1,401,505
Collateralized Mortgage Obligations	-	141,263	-	141,263
Commercial Mortgage-Backed Obligations	-	1,621,192	-	1,621,192
U.S. Agency Mortgage-Backed Obligations	-	14,045,881	-	14,045,881
U.S. Treasury Obligations	-	43,076,274	-	43,076,274
Short-Term Investments	4,904,248	472,869	-	5,377,117

Total Investments in Securities - Assets	$157,373,370	$98,608,408	$-	$255,981,778

Financial Derivative Instruments - Assets
Futures Contracts	$23,883	$-	$-	$23,883

Total Financial Derivative Instruments - Assets	$23,883	$-	$-	$23,883

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.07%

Communication Services - 1.75%

Media - 1.75%
Altice USA, Inc., Class AA	128,539	$3,978,282
Interpublic Group of Cos., Inc.	215,801	4,693,672

		8,671,954

Total Communication Services		8,671,954

Consumer Discretionary - 16.63%

Auto Components - 1.91%
Dana, Inc.	215,101	3,491,089
Lear Corp.	50,870	5,990,960

		9,482,049

Diversified Consumer Services - 0.68%
Adtalem Global Education, Inc.A	114,125	3,398,643

Hotels, Restaurants & Leisure - 6.26%
Aramark	109,094	4,773,953
Marriott Vacations Worldwide Corp.	26,573	2,921,170
MGM Resorts International	129,399	3,687,872
Norwegian Cruise Line Holdings Ltd.A	73,520	3,731,875
Royal Caribbean Cruises Ltd.	37,508	4,081,996
SeaWorld Entertainment, Inc.A B	150,513	3,976,553
Wyndham Destinations, Inc.	79,634	3,695,814
Wyndham Hotels & Resorts, Inc.	77,268	4,170,154

		31,039,387

Household Durables - 2.53%
Lennar Corp., Class A	72,444	4,317,662
Mohawk Industries, Inc.A	23,276	3,337,313
Newell Brands, Inc.	257,148	4,878,098

		12,533,073

Internet & Direct Marketing Retail - 0.66%
Qurate Retail, Inc.A	343,486	3,276,856

Multiline Retail - 1.18%
Dollar General Corp.	36,566	5,862,992

Specialty Retail - 2.08%
Aaron’s, Inc.	74,879	5,610,684
Advance Auto Parts, Inc.	29,015	4,714,357

		10,325,041

Textiles, Apparel & Luxury Goods - 1.33%
Gildan Activewear, Inc.	74,056	1,890,650
PVH Corp.	53,966	4,703,676

		6,594,326

Total Consumer Discretionary		82,512,367

Consumer Staples - 0.47%

Beverages - 0.47%
Coca-Cola European Partners PLC	43,401	2,322,388

Energy - 7.88%

Energy Equipment & Services - 3.61%
Baker Hughes Co.	121,347	2,596,826
Halliburton Co.	327,356	6,301,603

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.07% (continued)

Energy - 7.88% (continued)

Energy Equipment & Services - 3.61% (continued)
National Oilwell Varco, Inc.	273,706	$6,191,230
TechnipFMC PLC	141,894	2,799,568

		17,889,227

Oil, Gas & Consumable Fuels - 4.27%
Cenovus Energy, Inc.B	275,126	2,335,820
EQT Corp.	271,600	2,916,984
Equitrans Midstream Corp.B	205,907	2,866,225
Hess Corp.	65,434	4,302,286
Kosmos Energy Ltd.	443,683	2,750,835
Murphy Oil Corp.B	216,981	4,476,318
Parsley Energy, Inc., Class A	98,587	1,558,660

		21,207,128

Total Energy		39,096,355

Financials - 21.86%

Banks - 5.78%
Fifth Third Bancorp	283,928	8,256,626
FNB Corp.	262,121	3,161,179
KeyCorp	279,115	5,015,697
Pinnacle Financial Partners, Inc.	28,784	1,693,075
Regions Financial Corp.	322,417	5,190,914
Signature Bank	30,170	3,569,714
Valley National Bancorp	155,166	1,796,822

		28,684,027

Capital Markets - 3.10%
Apollo Global Management, Inc.	83,986	3,456,864
Invesco Ltd.	176,845	2,974,533
KKR & Co., Inc., Class A	197,179	5,684,670
Northern Trust Corp.	32,543	3,243,886

		15,359,953

Consumer Finance - 2.34%
Ally Financial, Inc.	188,929	5,786,895
Navient Corp.	143,167	1,971,410
SLM Corp.	457,106	3,857,975

		11,616,280

Diversified Financial Services - 2.59%
AXA Equitable Holdings, Inc.	257,014	5,551,502
Jefferies Financial Group, Inc.	125,166	2,336,849
Voya Financial, Inc.	92,036	4,966,263

		12,854,614

Insurance - 6.82%
American Financial Group, Inc.	15,655	1,628,746
Assurant, Inc.	24,515	3,090,606
Axis Capital Holdings Ltd.	189,772	11,278,150
CNO Financial Group, Inc.	256,658	4,016,698
Fidelity National Financial, Inc.	205,125	9,402,930
Willis Towers Watson PLC	23,585	4,408,036

		33,825,166

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.07% (continued)

Financials - 21.86% (continued)

Mortgage Real Estate Investment Trusts (REITs) - 0.50%
MFA Financial, Inc.	325,806	$2,472,868

Thrifts & Mortgage Finance - 0.73%
New York Community Bancorp, Inc.	312,660	3,642,489

Total Financials		108,455,397

Health Care - 4.66%

Health Care Equipment & Supplies - 1.20%
Zimmer Biomet Holdings, Inc.	43,080	5,954,948

Health Care Providers & Services - 2.93%
Cardinal Health, Inc.	74,948	3,706,179
McKesson Corp.	30,258	4,024,314
Universal Health Services, Inc., Class B	49,550	6,811,143

		14,541,636

Pharmaceuticals - 0.53%
Mylan N.V.A	137,321	2,629,697

Total Health Care		23,126,281

Industrials - 17.98%

Aerospace & Defense - 3.04%
BWX Technologies, Inc.	49,184	2,857,591
Spirit AeroSystems Holdings, Inc., Class A	58,605	4,795,061
TransDigm Group, Inc.	14,151	7,447,388

		15,100,040

Airlines - 0.64%
Alaska Air Group, Inc.	45,628	3,167,952

Building Products - 2.14%
JELD-WEN Holding, Inc.A	308,042	5,264,438
Johnson Controls International PLC	60,667	2,628,701
Owens Corning	44,118	2,703,551

		10,596,690

Commercial Services & Supplies - 1.03%
Republic Services, Inc.	58,180	5,091,332

Construction & Engineering - 1.88%
AECOMA	139,275	5,572,393
Jacobs Engineering Group, Inc.	40,151	3,757,330

		9,329,723

Industrial Conglomerates - 0.17%
Carlisle Cos., Inc.	5,581	849,819

Machinery - 5.29%
Dover Corp.	41,353	4,296,163
Snap-on, Inc.	21,397	3,480,650
Stanley Black & Decker, Inc.	59,689	9,032,736
Terex Corp.	109,820	3,025,541
Wabtec Corp.B	92,629	6,425,674

		26,260,764

Professional Services - 0.40%
Nielsen Holdings PLC	97,955	1,974,773

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.07% (continued)

Industrials - 17.98% (continued)

Road & Rail - 2.50%
Avis Budget Group, Inc.A	106,861	$3,174,840
JB Hunt Transport Services, Inc.	38,614	4,539,462
Ryder System, Inc.	96,297	4,682,923

		12,397,225

Trading Companies & Distributors - 0.89%
AerCap Holdings N.V.A	76,290	4,415,665

Total Industrials		89,183,983

Information Technology - 7.48%

Electronic Equipment, Instruments & Components - 2.09%
Anixter International, Inc.A	68,038	5,630,145
Avnet, Inc.	119,577	4,730,466

		10,360,611

IT Services - 2.06%
Alliance Data Systems Corp.	18,804	1,880,400
Conduent, Inc.A	271,999	1,680,954
Genpact Ltd.	76,811	3,008,687
KBR, Inc.	130,627	3,678,456

		10,248,497

Semiconductors & Semiconductor Equipment - 2.37%
Marvell Technology Group Ltd.	322,572	7,867,531
Microchip Technology, Inc.B	41,424	3,905,869

		11,773,400

Technology Hardware, Storage & Peripherals - 0.96%
Hewlett Packard Enterprise Co.	289,022	4,742,851

Total Information Technology		37,125,359

Materials - 4.32%

Chemicals - 3.46%
Ashland Global Holdings, Inc.	76,830	5,944,337
Axalta Coating Systems Ltd.A	131,820	3,887,372
Eastman Chemical Co.	29,681	2,256,943
Element Solutions, Inc.A	470,411	5,108,663

		17,197,315

Containers & Packaging - 0.86%
Packaging Corp. of America	38,869	4,254,601

Total Materials		21,451,916

Real Estate - 7.25%

Equity Real Estate Investment Trusts (REITs) - 6.99%
AvalonBay Communities, Inc.	20,471	4,455,718
EPR Properties	64,957	5,053,005
GEO Group, Inc.	99,041	1,507,404
Healthpeak Properties, Inc.	153,471	5,773,579
Lamar Advertising Co., Class A	65,919	5,274,179
Liberty Property Trust	83,898	4,955,855
MGM Growth Properties LLC, Class A	246,266	7,685,962

		34,705,702

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.07% (continued)

Real Estate - 7.25% (continued)

Real Estate Management & Development - 0.26%
Realogy Holdings Corp.B	161,574	$1,273,203

Total Real Estate		35,978,905

Utilities - 5.79%

Electric Utilities - 5.23%
Edison International	79,572	5,005,079
Entergy Corp.	36,718	4,460,503
Evergy, Inc.	41,008	2,620,821
FirstEnergy Corp.	112,307	5,426,674
Pinnacle West Capital Corp.	36,338	3,420,132
Xcel Energy, Inc.	78,864	5,008,653

		25,941,862

Gas Utilities - 0.56%
UGI Corp.	58,093	2,769,294

Total Utilities		28,711,156

Total Common Stocks (Cost $424,770,122)		476,636,061

SHORT-TERM INVESTMENTS - 3.80%

Investment Companies - 3.64%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%C D	18,059,056	18,059,056

	Principal Amount

U.S. Treasury Obligations - 0.16%
U.S. Treasury Bill, 1.870%, Due 2/13/2020E	$800,000	796,492

Total Short-Term Investments (Cost $18,854,827)		18,855,548

	Shares

SECURITIES LENDING COLLATERAL - 0.25% (Cost $1,233,330)

Investment Companies - 0.25%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%C D	1,233,330	1,233,330

TOTAL INVESTMENTS - 100.12% (Cost $444,858,279)		496,724,939
LIABILITIES, NET OF OTHER ASSETS - (0.12%)		(604,009)

TOTAL NET ASSETS - 100.00%		$496,120,930

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2019 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

E This security or a piece thereof is held as segregated collateral.

LLC - Limited Liability Company.

PLC - Public Limited Company.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2019

Long Futures Contracts Open on October 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 E-Mini Index Futures	87	December 2019	$16,924,711	$17,008,500	$83,789

			$16,924,711	$17,008,500	$83,789

Index Abbreviations:
S&P 400	Standard & Poor’s Midcap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2019, the investments were classified as described below:

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$476,636,061	$-	$-	$476,636,061
Short-Term Investments	18,059,056	796,492	-	18,855,548
Securities Lending Collateral	1,233,330	-	-	1,233,330

Total Investments in Securities - Assets	$495,928,447	$796,492	$-	$496,724,939

Financial Derivative Instruments - Assets
Futures Contracts	$83,789	$-	$-	$83,789

Total Financial Derivative Instruments - Assets	$83,789	$-	$-	$83,789

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2019

	Balanced Fund	Mid-Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value† §	$251,077,530	$477,432,553
Investments in affiliated securities, at fair value‡	4,904,248	19,292,386
Cash	122,492	-
Dividends and interest receivable	674,624	172,103
Deposits with broker for futures contracts	7,948	-
Receivable for investments sold	2,015,827	3,193,418
Receivable for fund shares sold	154,326	99,530
Receivable for tax reclaims	8,472	-
Receivable for expense reimbursement (Note 2)	-	236
Receivable for variation margin on open futures contracts (Note 5)	23,971	83,947
Prepaid expenses	219,970	26,296

Total assets	259,209,408	500,300,469

Liabilities:
Payable for investments purchased	146,490	1,565,571
Payable for fund shares redeemed	117,637	648,092
Payable for expense reimbursement (Note 2)	-	162
Cash due to broker for futures contracts	-	211,870
Management and sub-advisory fees payable (Note 2)	76,861	343,705
Service fees payable (Note 2)	47,151	66,140
Transfer agent fees payable (Note 2)	11,522	17,839
Payable upon return of securities loaned (Note 9)§	-	1,233,330
Custody and fund accounting fees payable	18,921	11,460
Professional fees payable	47,495	43,780
Trustee fees payable (Note 2)	1,820	3,617
Payable for prospectus and shareholder reports	6,326	24,866
Other liabilities	3,992	9,107

Total liabilities	478,215	4,179,539

Net assets	$258,731,193	$496,120,930

Analysis of net assets:
Paid-in-capital	$204,483,704	$466,604,351
Total distributable earnings (deficits)A	54,247,489	29,516,579

Net assets	$258,731,193	$496,120,930

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2019

	Balanced Fund	Mid-Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	2,848,665	10,916,705

Y Class	3,821,922	5,549,578

Investor Class	6,689,539	14,761,990

Advisor Class	393,805	210,108

A Class	1,132,815	249,336

C Class	2,130,106	300,234

R6 Class	N/A	146,139

Net assets:
Institutional Class	$46,593,155	$168,201,120

Y Class	$62,956,422	$84,763,978

Investor Class	$96,065,263	$229,639,964

Advisor Class	$6,039,168	$3,163,999

A Class	$16,228,685	$3,748,595

C Class	$30,848,500	$4,349,946

R6 Class	N/A	$2,253,328

Net asset value, offering and redemption price per share:
Institutional Class	$16.36	$15.41

Y Class	$16.47	$15.27

Investor Class	$14.36	$15.56

Advisor Class	$15.34	$15.06

A Class	$14.33	$15.03

A Class (offering price)	$15.20	$15.95

C Class	$14.48	$14.49

R6 Class	N/A	$15.42

† Cost of investments in unaffiliated securities	$216,740,055	$425,565,893
‡ Cost of investments in affiliated securities	$4,904,248	$19,292,386
§ Fair value of securities on loan	$2,452,229	$20,651,471

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2019

	Balanced Fund	Mid-Cap Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$4,653,221	$13,122,881
Dividend income from affiliated securities (Note 8)	119,895	448,948
Interest income (net of foreign taxes)†	3,157,544	11,159
Income derived from securities lending (Note 9)	7,171	16,218

Total investment income	7,937,831	13,599,206

Expenses:
Management and sub-advisory fees (Note 2)	1,444,808	4,642,017
Transfer agent fees:
Institutional Class (Note 2)	7,482	89,620
Y Class (Note 2)	57,527	95,225
Investor Class	9,279	11,980
Advisor Class	471	2,530
A Class	1,177	1,117
C Class	3,378	1,508
R6 Class	-	285
Custody and fund accounting fees	79,597	89,651
Professional fees	61,000	72,238
Registration fees and expenses	85,945	123,187
Service fees (Note 2):
Investor Class	323,952	839,240
Advisor Class	14,548	7,805
A Class	18,015	15,643
C Class	33,747	5,442
Distribution fees (Note 2):
Advisor Class	15,622	7,873
A Class	41,419	18,854
C Class	326,377	48,369
Prospectus and shareholder report expenses	27,838	88,291
Trustee fees (Note 2)	20,635	44,991
Other expenses	51,210	68,776

Total expenses	2,624,027	6,274,642

Net fees waived and expenses (reimbursed) / recouped (Note 2)	-	(621)

Net expenses	2,624,027	6,274,021

Net investment income	5,313,804	7,325,185

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	18,444,561	(24,328,094)
Commission recapture (Note 1)	4,136	52,175
Foreign currency transactions	(188)	14
Futures contracts	(282,052)	903,027
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	2,410,846	52,835,570
Foreign currency transactions	-	81
Futures contracts	264,711	1,531,334

Net gain from investments	20,842,014	30,994,107

Net increase in net assets resulting from operations	$26,155,818	$38,319,292

† Foreign taxes	$36,203	$59,238

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$5,313,804	$5,594,543	$7,325,185	$8,243,269
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	18,166,457	22,789,700	(23,372,878)	39,046,228
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	2,675,557	(24,223,813)	54,366,985	(114,181,076)

Net increase (decrease) in net assets resulting from operations	26,155,818	4,160,430	38,319,292	(66,891,579)

Distributions to shareholders:
Total retained earnings:
Institutional Class	(5,001,897)	(6,261,952)	(16,149,794)	(9,434,653)
Y Class	(5,879,168)	(4,822,027)	(6,006,150)	(3,447,030)
Investor Class	(9,902,997)	(9,640,824)	(22,741,996)	(9,262,634)
Advisor Class	(537,080)	(761,574)	(198,759)	(94,728)
A Class	(1,636,327)	(1,718,656)	(712,238)	(434,137)
C Class	(3,065,750)	(2,976,692)	(313,969)	(184,144)
R6 Class	-	-	(12,536)	-

Net distributions to shareholders	(26,023,219)	(26,181,725)	(46,135,442)	(22,857,326)

Capital share transactions (Note 11):
Proceeds from sales of shares	35,227,904	53,469,502	101,076,057	405,914,174
Reinvestment of dividends and distributions	25,209,375	25,384,629	45,842,063	22,545,457
Cost of shares redeemed	(101,347,208)	(109,865,841)	(389,366,433)	(261,376,072)

Net increase (decrease) in net assets from capital share transactions	(40,909,929)	(31,011,710)	(242,448,313)	167,083,559

Net increase (decrease) in net assets	(40,777,330)	(53,033,005)	(250,264,463)	77,334,654

Net assets:
Beginning of period	299,508,523	352,541,528	746,385,393	669,050,739

End of period	$258,731,193	$299,508,523	$496,120,930	$746,385,393

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of October 31, 2019, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Class	Eligible Investors	Minimum Initial Investments
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Distributions to Shareholders

The Balanced Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income on a quarterly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Mid-Cap Value Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular year. Dividends to shareholders are determined in accordance with federal income tax regulation, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earning and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of October 31, 2019, based on management’s evaluation of the shareholder account base, exclusive of omnibus accounts, one account has been identified as representing a non-affiliated significant ownership of approximately 7% of the Balanced Fund’s outstanding shares.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

2.   Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; and Hotchkis and Wiley Capital Management, LLC for the Balanced Fund. In addition, the Manager manages a portion of the Balanced Fund pursuant to the Management Agreement. The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Pzena Investment Management, LLC; and WEDGE Capital Management, L.L.P. for the Mid-Cap Value Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets.

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2019 were as follows:

Balanced Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$961,308
Sub-Advisor Fees	0.18%	483,500

Total	0.53%	$1,444,808

Mid-Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,057,593
Sub-Advisor Fees	0.41%	2,584,424

Total	0.76%	$4,642,017

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended October 31, 2019, the Manager received securities lending fees of $661 and $1,746 for the securities lending activities of the Balanced Fund and Mid-Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Balanced	$61,454
Mid-Cap Value	162,226

As of October 31, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Balanced	$6,812
Mid-Cap Value	8,134

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2019, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Balanced	$5,400	$1,164	$6,564
Mid-Cap Value	20,299	4,003	24,302

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2019, the Balanced Fund borrowed on average $685,888 for 2 days at an average interest rate of 3.11% with interest charges of $114. These amounts are recorded as “Other expenses” in the Statements of Operations. During the year ended October 31, 2019, the Mid-Cap Value Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended October 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	11/1/2018 – 2/28/2019		3/1/2019 – 10/31/2019	Reimbursed Expenses	(Recouped) Expenses
Mid-Cap Value	R6	0.88	%(1)	0.83%	$648	$(27)	2021 - 2022

(1) Voluntary expense cap.

Of these amounts, $162 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at October 31, 2019 for the Mid-Cap Value Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021 and

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

2022. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses		Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Mid-Cap Value	$27	*	$2,051	$–	2020 - 2021

* Amount related to R6 Class

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended October 31, 2019, RID collected $6,499 and $325 for Balanced Fund and Mid-Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2019, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2019, CDSC fees of $3,005 and $797 were collected for the Class C Shares of Balanced Fund and Mid-Cap Value Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Balanced Fund is permitted to invest in ABS, subject to the Funds’ rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Restricted securities outstanding during the year ended October 31, 2019 are disclosed in the Notes to the Schedules of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Funds may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Balanced Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2019, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2019
Balanced	25
Mid-Cap Value	79

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Balanced Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$23,883	$23,883

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(282,052)	$(282,052)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$264,711	$264,711

Mid-Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$83,789	$83,789

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$903,027	$903,027

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$1,531,334	$1,531,334

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2019.

Balanced Fund

Offsetting of Financial and Derivative Assets as of October 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$23,883	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$23,883	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(23,883)	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Mid-Cap Value Fund

Offsetting of Financial and Derivative Assets as of October 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$83,789	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$83,789	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(83,789)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,233,330	$-	$-	$-	$1,233,330

Total Borrowings	$1,233,330	$-	$-	$-	$1,233,330

Gross amount of recognized liabilities for securities lending transactions					$1,233,330

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Funds. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Funds are exposed to such interest rates.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the United States government’s

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise timing and the resulting impact of the United Kingdom’s departure from the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Funds’ assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Funds’ assets. To a significant extent, the Funds’ performance will depend on the success of the Manager in allocating the Funds’ assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Funds independently from another sub-advisor, the same security may be held in different portions of the Funds, or may be acquired for one portion of the Funds at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Funds’ holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Funds. Because each sub-advisor directs the trading for its own portion of the Funds, and does not aggregate its transactions with those of the other sub-advisors, the Funds may incur higher brokerage costs than would be the case if a single sub-adviser were

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

managing the entire Fund. In addition, while the Manager seeks to allocate the Funds’ assets among the Funds’ sub-advisors in a manner that it believes is consistent with achieving the Funds’ investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Funds’ assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

To the extent a Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds holds securities of such issuers, it might not be able to recover its investment from the U.S. Government.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Balanced Fund		Mid-Cap Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$1,032,845	$3,590,211	$3,461,026	$2,517,255
Y Class	1,191,905	2,835,075	1,228,142	867,845
Investor Class	2,000,977	5,484,303	4,048,812	2,066,989
Advisor Class	106,216	404,894	27,459	5,325
A Class	329,762	990,798	108,815	59,166
C Class	447,883	1,588,575	11,735	-
R6 Class	-	-	2,691	-
Long-term capital gains
Institutional Class	3,969,052	2,671,741	12,688,768	6,917,398
Y Class	4,687,263	1,986,952	4,778,008	2,579,185
Investor Class	7,902,020	4,156,521	18,693,184	7,195,645
Advisor Class	430,864	356,680	171,300	89,403
A Class	1,306,565	727,858	603,423	374,971
C Class	2,617,867	1,388,117	302,234	184,144
R6 Class	-	-	9,845	-

Total distributions paid	$26,023,219	$26,181,725	$46,135,442	$22,857,326

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2019 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced	$223,663,111	$40,402,798	$(8,060,248)	$32,342,550
Mid-Cap Value	453,297,404	89,194,286	(45,766,752)	43,427,534

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Balanced	$32,342,550	$6,450,866	$15,454,073	$-	$-	$54,247,489
Mid-Cap Value	43,427,534	4,826,801	-	(18,737,756)	-	29,516,579

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from investments in real estate investment securities and publicly traded partnerships, and book amortization of premiums.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Balanced	$(65,537)	$65,537
Mid-Cap Value	(8,452)	8,452

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2019, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Balanced	$-	$-
Mid-Cap Value	18,737,756	-

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Balanced	$54,965,973	$128,462,907	$104,053,998	$131,544,136
Mid-Cap Value	172,646,736	-	444,404,458	-

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2019 were as follows:

Fund	Type of Transaction	October 31, 2018 Shares/Fair Value	Purchases	Sales	October 31, 2019 Shares/Fair Value	Dividend Income
Balanced	Direct	$7,833,723	$144,063,630	$146,993,105	$4,904,248	$119,895
Balanced	Securities Lending	2,690,067	22,183,710	24,873,777	-	N/A
Mid-Cap Value	Direct	22,792,845	390,037,841	394,771,630	18,059,056	$448,948
Mid-Cap Value	Securities Lending	12,169,943	80,534,797	91,471,410	1,233,330	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Balanced	$2,452,229	$–	$2,506,662	$2,506,662
Mid-Cap Value	20,651,471	1,233,330	19,856,407	21,089,737

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

(a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2019, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended October 31,
	2019		2018
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	456,844	$7,138,774	531,898	$8,911,974
Reinvestment of dividends	350,166	4,997,137	371,350	6,232,774
Shares redeemed	(1,674,089)	(25,817,337)	(2,279,037)	(38,703,020)

Net (decrease) in shares outstanding	(867,079)	$(13,681,426)	(1,375,789)	$(23,558,272)

	Y Class
	Year Ended October 31,
	2019		2018
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	987,434	$15,397,785	1,548,487	$26,278,299
Reinvestment of dividends	378,979	5,443,121	262,445	4,429,699
Shares redeemed	(1,916,647)	(29,418,048)	(1,172,305)	(19,896,265)

Net increase (decrease) in shares outstanding	(550,234)	$(8,577,142)	638,627	$10,811,733

	Investor Class
	Year Ended October 31,
	2019		2018
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	527,105	$7,203,146	693,194	$10,443,570
Reinvestment of dividends	773,787	9,716,524	632,578	9,450,425
Shares redeemed	(2,084,851)	(28,573,330)	(1,856,761)	(27,850,950)

Net (decrease) in shares outstanding	(783,959)	$(11,653,660)	(530,989)	$(7,956,955)

	Advisor Class
	Year Ended October 31,
	2019		2018
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	34,642	$505,559	60,001	$958,063
Reinvestment of dividends	40,103	536,879	48,037	761,574
Shares redeemed	(84,630)	(1,245,331)	(372,487)	(5,908,441)

Net (decrease) in shares outstanding	(9,885)	$(202,893)	(264,449)	$(4,188,804)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

	A Class
	Year Ended October 31,
	2019		2018
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	146,435	$2,007,483	160,555	$2,416,192
Reinvestment of dividends	125,852	1,576,366	111,181	1,658,485
Shares redeemed	(399,350)	(5,397,912)	(428,548)	(6,460,378)

Net (decrease) in shares outstanding	(127,063)	$(1,814,063)	(156,812)	$(2,385,701)

	C Class
	Year Ended October 31,
	2019		2018
Balanced Fund	Shares	Amount	Shares	Amount
Shares sold	213,762	$2,975,157	293,469	$4,461,404
Reinvestment of dividends	233,638	2,939,348	188,746	2,851,672
Shares redeemed	(794,915)	(10,895,250)	(726,271)	(11,046,787)

Net (decrease) in shares outstanding	(347,515)	$(4,980,745)	(244,056)	$(3,733,711)

	Institutional Class
	Year Ended October 31,
	2019		2018
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,933,380	$43,338,685	6,269,618	$106,947,861
Reinvestment of dividends	1,242,979	15,910,136	526,390	9,164,443
Shares redeemed	(9,286,798)	(138,322,894)	(6,183,734)	(105,856,767)

Net increase (decrease) in shares outstanding	(5,110,439)	$(79,074,073)	612,274	$10,255,537

	Y Class
	Year Ended October 31,
	2019		2018
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,021,924	$14,832,152	1,857,922	$31,620,714
Reinvestment of dividends	470,384	5,973,877	197,830	3,416,518
Shares redeemed	(2,233,351)	(32,603,104)	(1,620,549)	(27,617,833)

Net increase (decrease) in shares outstanding	(741,043)	$(11,797,075)	435,203	$7,419,399

	Investor Class
	Year Ended October 31,
	2019		2018
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,591,144	$38,213,302	14,508,017	$258,034,860
Reinvestment of dividends	1,753,702	22,727,979	526,115	9,254,355
Shares redeemed	(13,815,110)	(204,345,745)	(6,582,101)	(113,606,798)

Net increase (decrease) in shares outstanding	(9,470,264)	$(143,404,464)	8,452,031	$153,682,417

	Advisor Class
	Year Ended October 31,
	2019		2018
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	83,313	$1,198,170	113,873	$1,888,435
Reinvestment of dividends	15,813	198,759	5,543	94,728
Shares redeemed	(126,192)	(1,844,844)	(101,012)	(1,693,636)

Net increase (decrease) in shares outstanding	(27,066)	$(447,915)	18,404	$289,527

	A Class
	Year Ended October 31,
	2019		2018
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	74,755	$1,099,220	343,780	$5,748,823
Reinvestment of dividends	56,526	708,842	25,397	433,278
Shares redeemed	(679,129)	(10,091,248)	(651,244)	(10,958,448)

Net (decrease) in shares outstanding	(547,848)	$(8,283,186)	(282,067)	$(4,776,347)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

	C Class
	Year Ended October 31,
	2019		2018
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	14,869	$203,842	83,507	$1,358,250
Reinvestment of dividends	25,509	309,934	11,018	182,135
Shares redeemed	(140,085)	(1,926,995)	(95,319)	(1,541,599)

Net (decrease) in shares outstanding	(99,707)	$(1,413,219)	(794)	$(1,214)

	R6 Class
	Year Ended October 31, 2019		February 28, 2018A to October 31, 2018
Mid-Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	149,021	$2,190,686	18,266	$315,231
Reinvestment of dividends	979	12,536	–	–
Shares redeemed	(16,218)	(231,603)	(5,909)	(100,991)

Net increase in shares outstanding	133,782	$1,971,619	12,357	$214,240

A	Commencement of operations.

12.  Subsequent Events

At meetings held on November 11-12, 2019, the Board of the Trust approved the termination of Brandywine Global Investment Management, LLC on behalf of the American Beacon Balanced Fund, effective on or about January 15, 2020.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$16.20	$17.30	$15.26	$15.79	$16.79

Income (loss) from investment operations:
Net investment income	0.31	0.28	0.36	0.27	0.32
Net gains (losses) on investments (both realized and unrealized)	1.23	(0.10)	2.04	0.20	(0.32)

Total income (loss) from investment operations	1.54	0.18	2.40	0.47	-

Less distributions:
Dividends from net investment income	(0.26)	(0.48)	(0.36)	(0.25)	(0.22)
Distributions from net realized gains	(1.12)	(0.80)	-	(0.75)	(0.78)

Total distributions	(1.38)	(1.28)	(0.36)	(1.00)	(1.00)

Net asset value, end of period	$16.36	$16.20	$17.30	$15.26	$15.79

Total returnB	10.89%	0.84%	15.82%	3.30%	(0.07)%

Ratios and supplemental data:
Net assets, end of period	$46,593,155	$60,191,704	$88,015,702	$485,231,068	$99,173,943
Ratios to average net assets:
Expenses, before reimbursements	0.66%	0.62%	0.59%	0.62%	0.58%
Expenses, net of reimbursements	0.66%	0.62%	0.59%	0.62%	0.58%
Net investment income, before expense reimbursements	2.24%	1.95%	1.80%	1.90%	1.83%
Net investment income, net of reimbursements	2.24%	1.95%	1.80%	1.90%	1.83%
Portfolio turnover rate	68%	28%	32%	16%	62%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$16.31	$17.39	$15.30	$15.84	$16.83

Income (loss) from investment operations:
Net investment income	0.33	0.35	0.24	0.30	0.30
Net gains (losses) on investments (both realized and unrealized)	1.20	(0.16)	2.20	0.13	(0.30)

Total income (loss) from investment operations	1.53	0.19	2.44	0.43	-

Less distributions:
Dividends from net investment income	(0.25)	(0.47)	(0.35)	(0.22)	(0.21)
Distributions from net realized gains	(1.12)	(0.80)	-	(0.75)	(0.78)

Total distributions	(1.37)	(1.27)	(0.35)	(0.97)	(0.99)

Net asset value, end of period	$16.47	$16.31	$17.39	$15.30	$15.84

Total returnA	10.75%	0.88%	16.05%	3.06%	(0.07)%

Ratios and supplemental data:
Net assets, end of period	$62,956,422	$71,296,735	$64,926,394	$28,843,268	$39,151,318
Ratios to average net assets:
Expenses, before reimbursements	0.74%	0.70%	0.68%	0.72%	0.66%
Expenses, net of reimbursements	0.74%	0.70%	0.68%	0.72%	0.66%
Net investment income, before expense reimbursements	2.15%	1.86%	1.67%	1.95%	1.75%
Net investment income, net of reimbursements	2.15%	1.86%	1.67%	1.95%	1.75%
Portfolio turnover rate	68%	28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.41	$15.51	$13.71	$14.30	$15.31

Income (loss) from investment operations:
Net investment income	0.18	0.20	0.15	0.18	0.22
Net gains (losses) on investments (both realized and unrealized)	1.11	(0.07)	1.96	0.18	(0.26)

Total income (loss) from investment operations	1.29	0.13	2.11	0.36	(0.04)

Less distributions:
Dividends from net investment income	(0.22)	(0.43)	(0.31)	(0.20)	(0.19)
Distributions from net realized gains	(1.12)	(0.80)	-	(0.75)	(0.78)

Total distributions	(1.34)	(1.23)	(0.31)	(0.95)	(0.97)

Net asset value, end of period	$14.36	$14.41	$15.51	$13.71	$14.30

Total returnA	10.50%	0.62%	15.52%	2.85%	(0.35)%

Ratios and supplemental data:
Net assets, end of period	$96,065,263	$107,677,984	$124,143,894	$127,235,433	$155,757,561
Ratios to average net assets:
Expenses, before reimbursements	0.97%	0.95%	0.89%	0.95%	0.91%
Expenses, net of reimbursements	0.97%	0.95%	0.89%	0.95%	0.91%
Net investment income, before expense reimbursements	1.92%	1.62%	1.48%	1.72%	1.51%
Net investment income, net of reimbursements	1.92%	1.62%	1.48%	1.72%	1.51%
Portfolio turnover rate	68%	28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.29	$16.38	$14.46	$15.02	$16.04

Income (loss) from investment operations:
Net investment income	0.26	0.16	0.21	0.24	0.22
Net gains (losses) on investments (both realized and unrealized)	1.11	(0.06)	1.99	0.12	(0.29)

Total income (loss) from investment operations	1.37	0.10	2.20	0.36	(0.07)

Less distributions:
Dividends from net investment income	(0.20)	(0.39)	(0.28)	(0.17)	(0.17)
Distributions from net realized gains	(1.12)	(0.80)	-	(0.75)	(0.78)

Total distributions	(1.32)	(1.19)	(0.28)	(0.92)	(0.95)

Net asset value, end of period	$15.34	$15.29	$16.38	$14.46	$15.02

Total returnA	10.41%	0.42%	15.31%	2.71%	(0.58)%

Ratios and supplemental data:
Net assets, end of period	$6,039,168	$6,174,284	$10,944,675	$10,603,004	$13,510,138
Ratios to average net assets:
Expenses, before reimbursements	1.14%	1.12%	1.08%	1.12%	1.06%
Expenses, net of reimbursements	1.14%	1.12%	1.08%	1.12%	1.06%
Net investment income, before expense reimbursements	1.76%	1.45%	1.29%	1.55%	1.35%
Net investment income, net of reimbursements	1.76%	1.45%	1.29%	1.55%	1.35%
Portfolio turnover rate	68%	28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of period	$14.38		$15.48	$13.69	$14.27	$15.29

Income (loss) from investment operations:
Net investment income	0.22		0.22	0.16	0.21	0.23
Net gains (losses) on investments (both realized and unrealized)	1.07		(0.07)	1.93	0.15	(0.29)

Total income (loss) from investment operations	1.29		0.15	2.09	0.36	(0.06)

Less distributions:
Dividends from net investment income	(0.22)		(0.45)	(0.30)	(0.19)	(0.18)
Distributions from net realized gains	(1.12)		(0.80)	-	(0.75)	(0.78)

Total distributions	(1.34)		(1.25)	(0.30)	(0.94)	(0.96)

Net asset value, end of period	$14.33		$14.38	$15.48	$13.69	$14.27

Total returnA	10.54%		0.73%	15.36%	2.84%	(0.48)%

Ratios and supplemental data:
Net assets, end of period	$16,228,685		$18,121,273	$21,934,880	$24,892,096	$29,074,120
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.01%		0.91%	0.99%	1.02%	0.97%
Expenses, net of reimbursements or recoupments	1.01	%B	0.83%	0.99%	1.02%	0.97%
Net investment income, before expense reimbursements or recoupments	1.88%		1.66%	1.39%	1.64%	1.44%
Net investment income, net of reimbursements or recoupments	1.88%		1.74%	1.39%	1.64%	1.44%
Portfolio turnover rate	68%		28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of period	$14.55		$15.64	$13.83	$14.43	$15.47

Income (loss) from investment operations:
Net investment income	0.10		0.13	0.08	0.12	0.14
Net gains (losses) on investments (both realized and unrealized)	1.09		(0.09)	1.92	0.13	(0.29)

Total income (loss) from investment operations	1.19		0.04	2.00	0.25	(0.15)

Less distributions:
Dividends from net investment income	(0.14)		(0.33)	(0.19)	(0.10)	(0.11)
Distributions from net realized gains	(1.12)		(0.80)	-	(0.75)	(0.78)

Total distributions	(1.26)		(1.13)	(0.19)	(0.85)	(0.89)

Net asset value, end of period	$14.48		$14.55	$15.64	$13.83	$14.43

Total returnA	9.63%		0.04%	14.50%	2.03%	(1.14)%

Ratios and supplemental data:
Net assets, end of period	$30,848,500		$36,046,543	$42,575,983	$40,827,570	$45,641,648
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.76%		1.66%	1.73%	1.77%	1.72%
Expenses, net of reimbursements or recoupments	1.76	%B	1.54%	1.73%	1.77%	1.72%
Net investment income, before expense reimbursements or recoupments	1.13%		0.91%	0.63%	0.89%	0.69%
Net investment income, net of reimbursements or recoupments	1.13%		1.02%	0.63%	0.89%	0.69%
Portfolio turnover rate	68%		28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2019	2018	2017	2016	2015A

Net asset value, beginning of period	$15.52	$17.25	$14.03	$14.62	$14.76

Income (loss) from investment operations:
Net investment income	0.25	0.21	0.16	0.26	0.16
Net gains (losses) on investments (both realized and unrealized)	0.65	(1.34)	3.28	0.03	0.25

Total income (loss) from investment operations	0.90	(1.13)	3.44	0.29	0.41

Less distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.22)	(0.17)	(0.10)
Distributions from net realized gains	(0.79)	(0.44)	-	(0.71)	(0.45)

Total distributions	(1.01)	(0.60)	(0.22)	(0.88)	(0.55)

Redemption fees added to beneficial interests	-	-	-	-	0.00	B

Net asset value, end of period	$15.41	$15.52	$17.25	$14.03	$14.62

Total returnC	7.08%	(6.89)%	24.71%	2.39%	2.73%

Ratios and supplemental data:
Net assets, end of period	$168,201,120	$248,752,034	$265,934,589	$195,472,135	$258,503,278
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.85%	0.89%	0.89%	0.85%
Expenses, net of reimbursements	0.93%	0.85%	0.89%	0.89%	0.85%
Net investment income, before expense reimbursements	1.40%	1.19%	1.06%	1.65%	1.10%
Net investment income, net of reimbursements	1.40%	1.19%	1.06%	1.65%	1.10%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2019	2018	2017	2016	2015A

Net asset value, beginning of period	$15.39	$17.11	$13.92	$14.52	$14.66

Income (loss) from investment operations:
Net investment income	0.22	0.19	0.15	0.23	0.15
Net gains (losses) on investments (both realized and unrealized)	0.65	(1.32)	3.25	0.05	0.26

Total income (loss) from investment operations	0.87	(1.13)	3.40	0.28	0.41

Less distributions:
Dividends from net investment income	(0.20)	(0.15)	(0.21)	(0.17)	(0.10)
Distributions from net realized gains	(0.79)	(0.44)	-	(0.71)	(0.45)

Total distributions	(0.99)	(0.59)	(0.21)	(0.88)	(0.55)

Redemption fees added to beneficial interests	-	-	-	-	0.00	B

Net asset value, end of period	$15.27	$15.39	$17.11	$13.92	$14.52

Total returnC	6.97%	(6.96)%	24.60%	2.29%	2.76%

Ratios and supplemental data:
Net assets, end of period	$84,763,978	$96,799,413	$100,190,167	$68,994,531	$70,009,288
Ratios to average net assets:
Expenses, before reimbursements	0.98%	0.93%	0.97%	0.96%	0.94%
Expenses, net of reimbursements	0.98%	0.93%	0.97%	0.96%	0.94%
Net investment income, before expense reimbursements	1.36%	1.11%	0.98%	1.59%	1.02%
Net investment income, net of reimbursements	1.36%	1.11%	0.98%	1.59%	1.02%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2019	2018	2017	2016	2015A

Net asset value, beginning of period	$15.65	$17.40	$14.14	$14.73	$14.89

Income (loss) from investment operations:
Net investment income	0.18	0.16	0.14	0.21	0.13
Net gains (losses) on investments (both realized and unrealized)	0.69	(1.34)	3.31	0.05	0.25

Total income (loss) from investment operations	0.87	(1.18)	3.45	0.26	0.38

Less distributions:
Dividends from net investment income	(0.17)	(0.13)	(0.19)	(0.14)	(0.09)
Distributions from net realized gains	(0.79)	(0.44)	-	(0.71)	(0.45)

Total distributions	(0.96)	(0.57)	(0.19)	(0.85)	(0.54)

Redemption fees added to beneficial interests	-	-	-	-	0.00	B

Net asset value, end of period	$15.56	$15.65	$17.40	$14.14	$14.73

Total returnC	6.79%	(7.13)%	24.52%	2.12%	2.52%

Ratios and supplemental data:
Net assets, end of period	$229,639,964	$379,123,913	$274,552,551	$243,421,035	$304,799,582
Ratios to average net assets:
Expenses, before reimbursements	1.18%	1.12%	1.09%	1.12%	1.09%
Expenses, net of reimbursements	1.18%	1.12%	1.09%	1.12%	1.09%
Net investment income, before expense reimbursements	1.12%	0.92%	0.86%	1.44%	0.87%
Net investment income, net of reimbursements	1.12%	0.92%	0.86%	1.44%	0.87%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class
	Year Ended October 31,
	2019	2018	2017	2016	2015A

Net asset value, beginning of period	$15.17	$16.83	$13.69	$14.27	$14.46

Income (loss) from investment operations:
Net investment income	0.15	0.10	0.10	0.16	0.08
Net gains (losses) on investments (both realized and unrealized)	0.66	(1.29)	3.18	0.05	0.25

Total income (loss) from investment operations	0.81	(1.19)	3.28	0.21	0.33

Less distributions:
Dividends from net investment income	(0.13)	(0.03)	(0.14)	(0.08)	(0.07)
Distributions from net realized gains	(0.79)	(0.44)	-	(0.71)	(0.45)

Total distributions	(0.92)	(0.47)	(0.14)	(0.79)	(0.52)

Redemption fees added to beneficial interests	-	-	-	-	0.00	B

Net asset value, end of period	$15.06	$15.17	$16.83	$13.69	$14.27

Total returnC	6.50%	(7.38)%	24.10%	1.82%	2.25%

Ratios and supplemental data:
Net assets, end of period	$3,163,999	$3,597,339	$3,682,231	$6,622,356	$6,684,131
Ratios to average net assets:
Expenses, before reimbursements	1.45%	1.39%	1.40%	1.40%	1.37%
Expenses, net of reimbursements	1.45%	1.39%	1.40%	1.40%	1.37%
Net investment income, before expense reimbursements	0.90%	0.64%	0.55%	1.16%	0.58%
Net investment income, net of reimbursements	0.90%	0.64%	0.55%	1.16%	0.58%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2019	2018	2017	2016	2015A

Net asset value, beginning of period	$15.15	$16.84	$13.70	$14.28	$14.43

Income (loss) from investment operations:
Net investment income	0.49	0.18	0.13	0.18	0.11
Net gains (losses) on investments (both realized and unrealized)	0.32	(1.36)	3.18	0.05	0.25

Total income (loss) from investment operations	0.81	(1.18)	3.31	0.23	0.36

Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.17)	(0.10)	(0.06)
Distributions from net realized gains	(0.79)	(0.44)	-	(0.71)	(0.45)

Total distributions	(0.93)	(0.51)	(0.17)	(0.81)	(0.51)

Redemption fees added to beneficial interests	-	-	-	-	0.00	B

Net asset value, end of period	$15.03	$15.15	$16.84	$13.70	$14.28

Total returnC	6.57%	(7.32)%	24.26%	1.98%	2.35%

Ratios and supplemental data:
Net assets, end of period	$3,748,595	$12,080,510	$18,170,218	$19,486,655	$16,422,504
Ratios to average net assets:
Expenses, before reimbursements	1.35%	1.25%	1.27%	1.26%	1.25%
Expenses, net of reimbursements	1.35%	1.25%	1.27%	1.26%	1.25%
Net investment income, before expense reimbursements	0.94%	0.78%	0.69%	1.30%	0.71%
Net investment income, net of reimbursements	0.94%	0.78%	0.69%	1.30%	0.71%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2019	2018	2017	2016	2015A

Net asset value, beginning of period	$14.60	$16.27	$13.26	$13.87	$14.08

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	(0.03)	0.07	0.01
Net gains (losses) on investments (both realized and unrealized)	0.69	(1.26)	3.11	0.06	0.23

Total income (loss) from investment operations	0.71	(1.23)	3.08	0.13	0.24

Less distributions:
Dividends from net investment income	(0.03)	-	(0.07)	(0.03)	-
Distributions from net realized gains	(0.79)	(0.44)	-	(0.71)	(0.45)

Total distributions	(0.82)	(0.44)	(0.07)	(0.74)	(0.45)

Redemption fees added to beneficial interests	-	-	-	-	0.00	B

Net asset value, end of period	$14.49	$14.60	$16.27	$13.26	$13.87

Total returnC	5.94%	(7.85)%	23.27%	1.19%	1.57%

Ratios and supplemental data:
Net assets, end of period	$4,349,946	$5,840,412	$6,520,983	$6,030,130	$6,238,827
Ratios to average net assets:
Expenses, before reimbursements	2.02%	1.87%	2.04%	2.04%	2.01%
Expenses, net of reimbursements	2.02%	1.87%	2.04%	2.04%	2.01%
Net investment income (loss), before expense reimbursements	0.32%	0.17%	(0.09)%	0.53%	(0.05)%
Net investment income (loss), net of reimbursements	0.32%	0.17%	(0.09)%	0.53%	(0.05)%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31, 2019	February 28, 2018A to October 31, 2018

Net asset value, beginning of period	$15.52	$16.94

Income (loss) from investment operations:
Net investment income	0.20	0.10
Net gains (losses) on investments (both realized and unrealized)	0.71	(1.52)

Total income (loss) from investment operations	0.91	(1.42)

Less distributions:
Dividends from net investment income	(0.22)	-
Distributions from net realized gains	(0.79)	-

Total distributions	(1.01)	-

Net asset value, end of period	$15.42	$15.52

Total returnB	7.15%	(8.38	)%C

Ratios and supplemental data:
Net assets, end of period	$2,253,328	$191,772
Ratios to average net assets:
Expenses, before reimbursements	0.90%	3.09	%D
Expenses, net of reimbursements	0.83%	0.88	%D
Net investment income (loss), before expense reimbursements	1.51%	(0.88	)%D
Net investment income, net of reimbursements	1.58%	1.32	%D
Portfolio turnover rate	30%	34	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2019 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Balanced	71.39%
Mid-Cap Value	100.00%

Qualified Dividend Income:

Balanced	97.00%
Mid-Cap Value	100.00%

Long-Term Capital Gain Distributions:

Balanced	$20,913,631
Mid-Cap Value	37,246,762

Short-Term Capital Gain Distributions:

Balanced	$991,251
Mid-Cap Value	-

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager” or “AmBeacon”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Balanced Fund (“Balanced Fund”) and the American Beacon Mid-Cap Value Fund (“Mid-Cap Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Balanced Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”); and

(3) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Mid-Cap Fund, and each of Barrow, Pzena Investment Management, LLC (“Pzena”) and WEDGE Capital Management, LLP (“WEDGE”).

Barrow, Brandywine, Hotchkis, Pzena and WEDGE are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Board considered each Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Funds by the subadvisors, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the relevant Fund relative to the performance of a composite of similar accounts managed by the subadvisor and the relevant Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to each Fund before and after the payment of distribution-related expenses by the

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for making direct investment decisions for the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day management to a subadviser and for overseeing the securities lending program on behalf of each Fund. The Board also considered that the Manager receives fees for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board considered that it was advised that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints with respect to each Fund’s subadvisory fee rate. In addition, the Board noted the Manager’s representation that the Management Agreements contain fee schedule breakpoints at higher asset levels with respect to each Fund, except for the portion of the Balanced Fund with respect to which the Manager has not delegated day-to-day management to a subadvisor. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or a subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Board.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the Balanced Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

The Board noted that AmBeacon receives an additional fee under the Management Agreement for making direct investment decisions with respect to an allocation of the Balanced Fund. In considering the renewal of the Management Agreement with AmBeacon and the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis and AmBeacon, the Board considered that the diversification of investment strategies facilitated by the Balanced Fund’s multi-manager structure permits the Balanced Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2018)

Barrow	5 Years	2	nd Quintile
Brandywine	5 Years	4	th Quintile
Hotchkis*	5 Years	3	rd Quintile
AmBeacon**	5 Years	2	nd Quintile

* Hotchkis equity value-only return compared to the Broadridge large cap value performance universe
** AmBeacon bond-only return compared to Broadridge core bond performance universe

The Board also considered: (1) that the funds included in the Broadridge performance universe are managed pursuant to a variety of investment styles, and the Balanced Fund may underperform when a value investment style is out of favor; (2) the Manager invests the Balanced Fund’s fixed income portfolio exclusively in investment grade debt securities while the funds in the Broadridge performance universe may invest in high yield debt securities; (3) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Balanced Fund; (4) the Manager’s recommendation to continue to retain each subadvisor; and (5) the Manager’s representation that, while the Manager was recommending that the Board continue to retain Brandywine, the Manager continues to evaluate the performance of Brandywine’s portion of the Fund and whether to make any further recommendations with respect to that subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Balanced Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

In considering the renewal of the Management Agreement for the Mid-Cap Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	4th Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Pzena and WEDGE, the Board considered that the diversification of investment strategies facilitated by the Mid-Cap Fund’s multi-manager structure permits the Mid-Cap Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2018)

Barrow	5 Years	5th Quintile

Pzena	5 Years	2nd Quintile

WEDGE*	3 Years	3rd Quintile
* Does not yet have a 5-year performance record.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) that the Mid-Cap Fund’s Broadridge expense group and expense universe are comprised principally of single-manager funds, which typically reach breakpoints in their subadvisory fee schedules sooner than multi-manager funds; (2) the Manager’s representation that Barrow’s disciplined value investment style (in companies with low price-to-earnings, low price-to-book, and modest dividend yield) was out of favor during early 2016 and the latter part of 2018 but has rebounded in 2019; (3) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Mid-Cap Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor at the present time.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Mid-Cap Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Mid-Cap Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon FundsSM

Privacy Policy

October 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund and American Beacon Mid-Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/19

American Beacon® FUNDS

2019 ANNUAL REPORT

October 31, 2019

GARCIA HAMILTON QUALITY BOND FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GARCIA HAMILTON QUALITY BOND FUND RISKS

The use of fixed-income securities entails interest rate and credit risks. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

This may contain information obtained from third parties, including ratings from credit rating agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third-party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD-PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD-PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.

Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Bond Market Overview

October 31, 2019 (Unaudited)

During the 12 months ended October 31, 2019, the Federal Reserve (the “Fed”) hiked the federal funds rate in December 2018, paused for the first half of 2019, and then cut the rate three times in as many meetings. The most recent meeting, held at the end of October, saw the Fed vote to cut its target rate to a range of 1.50% to 1.75%. However, the Fed also indicated its “midcycle adjustment” was complete. The official statement changed with regard to future actions by removing the phrase “will act as appropriate to sustain the expansion,” which was added in advance of the recent rate cuts, addressing economic “uncertainties” and “muted inflation pressures.” Fed Chairman Jerome Powell was more explicit about the completion of the midcycle adjustment at his October press conference when he said further easing would only be needed if developments forced a “material reassessment” of the outlook. He was likely encouraged by recent developments on global trade since U.S. officials indicated they were “close to finalizing” sections of the Phase One agreement with China and the European Union granted the U.K. a Brexit extension. Additionally, the first release of third quarter GDP was reported at 1.9%, which surprised to the upside on solid consumer spending.

Multiple rate cuts from the Fed and uncertainties around global trade caused interest rates to decline and the yield curve to steepen during the period. The 10-year Treasury yield fell 145 basis points (or 1.45%) to 1.69%. The two-year Treasury yield declined 132 basis points (or 1.32%) to 1.52%, and the 30-year Treasury yield declined 121 basis points (or 1.21%) to 2.17%. These moves caused the two- to 30-year Treasury yield spread to increase by 11 basis points (or 0.11%) to 65 basis points (or 0.65%).

With the decline in rates during the year, the bond market posted a positive return of 11.51%, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Spread product was mostly in favor over the period as three of the four spread sectors posted positive excess returns. The leader was the corporate sector with an excess return of 232 basis points (or 2.32%). The agency and asset-backed sectors followed with excess returns of 107 basis points (or 1.07%) and 59 basis points (or 0.59%), respectively. The laggard was the mortgage-backed sector with a negative excess return of -11 basis points (or -0.11%). Overall, the Bloomberg Barclays U.S. Aggregate Bond Index had an excess return of 63 basis points (or 0.63%) for the period.

2

American Beacon Garcia Hamilton Quality Bond FundSM Performance Overview

October 31, 2019 (Unaudited)

The Investor Class of the American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) returned 4.80% for the twelve months ended October 31, 2019. The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) returned 11.51% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 4/4/16 through 10/31/19

Total Returns for the Period ended October 31, 2019

	Ticker	1 Year	3 Year	Since Inception 04/04/2016	Value of $10,000 04/04/2016- 10/31/2019
Institutional Class (1,4)	GHQIX	5.20%	2.26%	1.99%	$10,731
Y Class (1,4)	GHQYX	5.09%	2.16%	1.89%	$10,693
Investor Class (1,4)	GHQPX	4.80%	1.84%	1.61%	$10,587
R6 Class (1,3,4)	GHQRX	5.13%	2.24%	1.97%	$10,724

Bloomberg Barclays U.S. Aggregate Bond Index (2)		11.51%	3.29%	3.28%	$11,224

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

3.

Fund performance for the periods represent the returns achieved by the Institutional Class from 4/4/16 through 2/28/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 4/4/16.

3

American Beacon Garcia Hamilton Quality Bond FundSM

Performance Overview

October 31, 2019 (Unaudited)

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor and R6 Class shares were 0.69%, 0.75%, 0.92% and 0.66%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Duration management was the primary detractor from the Fund’s performance during the year relative to the Index. The Fund maintained a shorter duration than the Index as the manager believed the economy would continue to perform well. However, market reaction to the temporary government shutdown, ongoing concerns regarding Brexit, global trade discussions, and the Fed’s mid-cycle adjustment were drags on performance. The Fund remains positioned for a market environment in which money supply is expanding rapidly, consumer confidence is high, and the labor market is very healthy. Historically, rates have the bias to move higher as the economy continues to grow and exceed market expectations.

In addition to active duration management, the Fund maintained a barbell yield-curve position. The Fund was overweight the shortest and longest durations along the curve and was underweight in the middle. The sub-advisor believes the “belly” of the curve, which is the middle of the curve, is most overvalued and is maintaining the largest underweight there.

Sector positioning contributed to performance as the Fund was overweight the corporate sector and underweight the Treasury sector and the mortgage-backed securities sector. An underweight to the Treasury sector was a positive contributor as credit spreads tightened and the Fund’s underweight to mortgage-backed securities benefited performance as the sector underperformed.

Overall, the Fund continues to emphasize high-quality, active fixed-income investing that seeks to perform well in volatile markets and serves an important role in asset allocation.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 2.500%, Due 5/15/2046		8.4
Federal Home Loan Banks, 2.032%, Due 9/13/2021, (3-mo. USD LIBOR - 0.095%)		7.3
Federal National Mortgage Association, 4.500%, Due 6/1/2039		7.0
Federal Home Loan Banks, 2.010%, Due 12/18/2020, (3-mo. USD LIBOR - 0.135%)		5.4
Citigroup, Inc., 3.224%, Due 5/17/2024, (3-mo. USD LIBOR + 1.100%)		4.6
United Parcel Service, Inc., 2.549%, Due 4/1/2023, (3-mo. USD LIBOR + 0.450%)		4.2
U.S. Treasury Notes/Bonds, 1.752%, Due 1/31/2021, (3-mo. Treasury money market yield + 0.115%)		4.2
Morgan Stanley, 3.336%, Due 10/24/2023, (3-mo. USD LIBOR + 1.400%)		3.9
IBM Credit LLC, 2.226%, Due 1/20/2021, (3-mo. USD LIBOR + 0.260%)		3.3
Intel Corp., 2.531%, Due 5/11/2022, (3-mo. USD LIBOR + 0.350%)		3.2

Total Fund Holdings	39

Sector Allocation (% Investments)
Financial		28.1
U.S. Government Agency Obligations		16.2
Technology		13.3
U.S. Treasury Obligations		12.7
Industrial		8.4
U.S. Agency Mortgage-Backed Obligations		8.0
Communications		7.0
Consumer, Non-Cyclical		4.3
Utilities		1.1
Energy		0.9

4

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

5

American Beacon Garcia Hamilton Quality Bond FundSM

Expense Examples

October 31, 2019 (Unaudited)

American Beacon Garcia Hamilton Quality Bond Fund

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019-10/31/2019*
Institutional Class
Actual	$1,000.00	$1,026.30	$2.30
Hypothetical**	$1,000.00	$1,022.94	$2.29
Y Class
Actual	$1,000.00	$1,025.80	$2.81
Hypothetical**	$1,000.00	$1,022.43	$2.80
Investor Class
Actual	$1,000.00	$1,024.40	$4.24
Hypothetical**	$1,000.00	$1,021.02	$4.23
R6 Class
Actual	$1,000.00	$1,025.60	$2.09
Hypothetical**	$1,000.00	$1,023.14	$2.09

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.45%, 0.55%, 0.83%, and 0.41% for the Institutional, Y, Investor, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

6

American Beacon Garcia Hamilton Quality Bond FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Garcia Hamilton Quality Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period ended October 31, 2019 and the period from April 4, 2016 (commencement of operations) to October 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period ended October 31, 2019 and the period from April 4, 2016 (commencement of operations) to October 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2019

7

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 62.30%

Communications - 6.89%
Comcast Corp.,
2.429%, Due 10/1/2020, (3-mo. USD LIBOR + 0.330%)A	$5,730,000	$5,744,382
2.631%, Due 4/15/2024, (3-mo. USD LIBOR + 0.630%)A	13,341,000	13,457,430
TWDC Enterprises 18 Corp., 2.523%, Due 3/4/2022, (3-mo. USD LIBOR + 0.390%)A	13,772,000	13,839,564

		33,041,376

Consumer, Non-Cyclical - 4.28%
PepsiCo, Inc.,
2.573%, Due 10/6/2021, (3-mo. USD LIBOR + 0.530%)A	6,460,000	6,504,730
2.631%, Due 5/2/2022, (3-mo. USD LIBOR + 0.365%)A	10,285,000	10,328,372
UnitedHealth Group, Inc., 2.071%, Due 10/15/2020, (3-mo. USD LIBOR + 0.070%)A	3,720,000	3,715,088

		20,548,190

Energy - 0.87%
Chevron Corp., 2.688%, Due 11/15/2021, (3-mo. USD LIBOR + 0.530%)A	4,140,000	4,173,198

Financial - 27.78%
American Express Co., 2.519%, Due 8/1/2022, (3-mo. USD LIBOR + 0.610%)A	6,600,000	6,630,787
American Express Credit Corp., 2.838%, Due 3/3/2022, (3-mo. USD LIBOR + 0.700%)A	7,068,000	7,113,571
Bank of America Corp.,
3.126%, Due 1/20/2023, (3-mo. USD LIBOR + 1.160%)A	9,166,000	9,293,223
2.917%, Due 3/5/2024, (3-mo. USD LIBOR + 0.790%)A	7,830,000	7,880,443
Citigroup, Inc., 3.224%, Due 5/17/2024, (3-mo. USD LIBOR + 1.100%)A	21,774,000	22,042,808
Fifth Third Bank, 2.549%, Due 2/1/2022, (3-mo. USD LIBOR + 0.640%)A	5,580,000	5,610,417
Goldman Sachs Group, Inc.,
3.717%, Due 11/29/2023, (3-mo. USD LIBOR + 1.600%)A	6,638,000	6,855,091
3.448%, Due 11/23/2024, (3-mo. USD LIBOR + 1.300%)A	8,145,000	8,180,617
JPMorgan Chase & Co.,
2.840%, Due 4/25/2023, (3-mo. USD LIBOR + 0.900%)A	12,824,000	12,909,590
3.166%, Due 10/24/2023, (3-mo. USD LIBOR + 1.230%)A	8,400,000	8,546,709
Manufacturers & Traders Trust Co., 2.734%, Due 5/18/2022, (3-mo. USD LIBOR + 0.610%)A	5,490,000	5,507,810
Morgan Stanley, 3.336%, Due 10/24/2023, (3-mo. USD LIBOR + 1.400%)A	18,225,000	18,592,849
Wells Fargo & Co., 3.046%, Due 1/24/2023, (3-mo. USD LIBOR + 1.110%)A	13,890,000	14,064,247

		133,228,162

Industrial - 8.26%
John Deere Capital Corp.,
2.582%, Due 9/8/2022, (3-mo. USD LIBOR + 0.480%)A	9,370,000	9,392,404
2.652%, Due 6/7/2023, (3-mo. USD LIBOR + 0.550%)A	10,095,000	10,115,634
United Parcel Service, Inc., 2.549%, Due 4/1/2023, (3-mo. USD LIBOR + 0.450%)A	20,017,000	20,124,400

		39,632,438

Technology - 13.14%
Apple, Inc., 2.685%, Due 2/9/2022, (3-mo. USD LIBOR + 0.500%)A	14,585,000	14,695,547
IBM Credit LLC, 2.226%, Due 1/20/2021, (3-mo. USD LIBOR + 0.260%)A	16,015,000	16,054,958
Intel Corp., 2.531%, Due 5/11/2022, (3-mo. USD LIBOR + 0.350%)A	15,104,000	15,162,427
International Business Machines Corp., 2.576%, Due 5/13/2021, (3-mo. USD LIBOR + 0.400%)A	4,890,000	4,912,460
QUALCOMM, Inc., 2.666%, Due 1/30/2023, (3-mo. USD LIBOR + 0.730%)A	12,070,000	12,169,662

		62,995,054

Utilities - 1.08%
Consolidated Edison Co. of New York, Inc., 2.506%, Due 6/25/2021, Series C, (3-mo. USD LIBOR + 0.400%)A	5,180,000	5,199,441

Total Corporate Obligations (Cost $297,553,136)		298,817,859

See accompanying notes

8

American Beacon Garcia Hamilton Quality Bond FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.89%
Federal Home Loan Mortgage Corp., 4.500%, Due 12/1/2034	$2,293,372	$2,487,334
Federal National Mortgage Association,
5.500%, Due 1/1/2024	1,208,330	1,261,390
5.000%, Due 7/1/2026	493,483	508,273
4.500%, Due 6/1/2039	31,692,781	33,574,552

Total U.S. Agency Mortgage-Backed Obligations (Cost $37,870,378)		37,831,549

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.01%
Federal Farm Credit Banks Funding Corp., 1.904%, Due 3/17/2021, (1-mo. USD LIBOR + 0.015%)A	7,115,000	7,106,779
Federal Home Loan Banks,
2.010%, Due 12/18/2020, (3-mo. USD LIBOR - 0.135%)A	25,750,000	25,726,880
1.921%, Due 1/4/2021, (3-mo. USD LIBOR - 0.135%)A	9,165,000	9,155,148
2.032%, Due 9/13/2021, (3-mo. USD LIBOR - 0.095%)A	34,815,000	34,786,632

Total U.S. Government Agency Obligations (Cost $76,842,823)		76,775,439

U.S. TREASURY OBLIGATIONS - 12.53%
U.S. Treasury Notes/Bonds,
1.752%, Due 1/31/2021, (3-mo. Treasury money market yield + 0.115%)A	20,000,000	19,978,071
2.500%, Due 5/15/2046	37,690,000	40,131,017

Total U.S. Treasury Obligations (Cost $55,076,356)		60,109,088

	Shares

SHORT-TERM INVESTMENTS - 0.76% (Cost $3,627,253)

Investment Companies - 0.76%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%B C	3,627,253	3,627,253

TOTAL INVESTMENTS - 99.49% (Cost $470,969,946)		477,161,188
OTHER ASSETS, NET OF LIABILITIES - 0.51%		2,461,739

TOTAL NET ASSETS - 100.00%		$479,622,927

Percentages are stated as a percent of net assets.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2019.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PRIME – A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2019, the investments were classified as described below:

Garcia Hamilton Quality Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$298,817,859	$-	$298,817,859
U.S. Agency Mortgage-Backed Obligations	-	37,831,549	-	37,831,549
U.S. Government Agency Obligations	-	76,775,439	-	76,775,439
U.S. Treasury Obligations	-	60,109,088	-	60,109,088
Short-Term Investments	3,627,253	-	-	3,627,253

Total Investments in Securities - Assets	$3,627,253	$473,533,935	$-	$477,161,188

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

9

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in unaffiliated securities, at fair value†	$473,533,935
Investments in affiliated securities, at fair value‡	3,627,253
Interest receivable	1,780,914
Receivable for investments sold	1,917,695
Receivable for fund shares sold	216,068
Receivable for expense reimbursement (Note 2)	115,945
Prepaid expenses	27,316

Total assets	481,219,126

Liabilities:
Payable for fund shares redeemed	1,152,745
Dividends payable	130,681
Management and sub-advisory fees payable (Note 2)	227,060
Service fees payable (Note 2)	3,137
Transfer agent fees payable (Note 2)	14,574
Custody and fund accounting fees payable	11,020
Professional fees payable	44,973
Trustee fees payable (Note 2)	2,313
Payable for prospectus and shareholder reports	5,924
Other liabilities	3,772

Total liabilities	1,596,199

Net assets	$479,622,927

Analysis of net assets:
Paid-in-capital	$476,585,099
Total distributable earnings (deficits)A	3,037,828

Net assets	$479,622,927

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	31,509,871

Y Class	1,784,629

Investor Class	1,483,357

R6 ClassB	12,966,751

Net assets:
Institutional Class	$316,582,604

Y Class	$17,927,537

Investor Class	$14,904,591

R6 ClassB	$130,208,195

Net asset value, offering and redemption price per share:
Institutional Class	$10.05

Y Class	$10.05

Investor Class	$10.05

R6 ClassB	$10.04

† Cost of investments in unaffiliated securities	$467,342,693
‡ Cost of investments in affiliated securities	$3,627,253

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class commenced operations February 28, 2019 (Note 1).

See accompanying notes

10

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividend income from affiliated securities (Note 7)	$262,616
Interest income	9,641,814

Total investment income	9,904,430

Expenses:
Management and sub-advisory fees (Note 2)	1,927,599
Transfer agent fees:
Institutional Class (Note 2)	108,011
Y Class (Note 2)	19,161
Investor Class	1,732
R6 ClassA	2,082
Custody and fund accounting fees	62,247
Professional fees	52,133
Registration fees and expenses	62,461
Service fees (Note 2):
Investor Class	54,616
Prospectus and shareholder report expenses	28,358
Trustee fees (Note 2)	24,775
Other expenses	40,426

Total expenses	2,383,601

Net fees waived and expenses (reimbursed) (Note 2)	(745,393)

Net expenses	1,638,208

Net investment income	8,266,222

Realized and unrealized gain from investments:
Net realized gain from:
Investments in unaffiliated securitiesB	429,672
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	7,820,345

Net gain from investments	8,250,017

Net increase in net assets resulting from operations	$16,516,239

A Class commenced operations February 28, 2019.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

11

American Beacon Garcia Hamilton Quality Bond FundSM

Statement of Changes in Net Assets

	Garcia Hamilton Quality Bond Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$8,266,222	$3,376,947
Net realized gain (loss) from investments in unaffiliated securities	429,672	(780,123)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	7,820,345	(1,810,001)

Net increase in net assets resulting from operations	16,516,239	786,823

Distributions to shareholders:
Total retained earnings:
Institutional Class	(7,259,770)	(3,305,504)
Y Class	(437,870)	(59,124)
Investor Class	(280,134)	(165,821)
R6 ClassA	(480,168)	–

Net distributions to shareholders	(8,457,942)	(3,530,449)

Capital share transactions (Note 9):
Proceeds from sales of shares	295,256,390	128,042,724
Reinvestment of dividends and distributions	6,819,084	3,065,757
Cost of shares redeemed	(80,111,918)	(24,196,699)

Net increase in net assets from capital share transactions	221,963,556	106,911,782

Net increase in net assets	230,021,853	104,168,156

Net assets:
Beginning of period	249,601,074	145,432,918

End of period	$479,622,927	$249,601,074

A Class commenced operations February 28, 2019.

See accompanying notes

12

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2019, the Trust consists of thirty-two active series, one of which is presented in this filing: American Beacon Garcia Hamilton Quality Bond Fund (the “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

On February 28, 2019, the Fund created the R6 Class, a new class made available for sale to retirement plans pursuant to an amendment to the Fund’s registrations statement filed with the U.S. Securities and Exchange Commission (“SEC”). Refer to the Fund’s prospectus for more details.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that they will pay any distributions in any particular year. Dividends to shareholders are determined in accordance with federal income tax regulation, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earning and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $1 billion	0.20%
Over $1 billion	0.15%

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,226,446
Sub-Advisor Fees	0.20%	701,153

Total	0.55%	$1,927,599

Distribution Plans

The Fund has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.375% of the average daily net assets of the Investor Class of the Fund.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$117,285

As of October 31, 2019, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Garcia Hamilton Quality Bond	$11,106

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2019, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Garcia Hamilton Quality Bond	$12,107

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the fund because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2019, the Fund did not utilize the credit facility.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	11/1/2018 - 8/25/2019	8/26/2019 - 10/31/2019	Reimbursed Expenses	(Recouped) Expenses
Garcia Hamilton Quality Bond	Institutional	0.45%	0.45%	$630,224	$-	2021-2022
Garcia Hamilton Quality Bond	Y	0.55%	0.55%	32,884	-	2021-2022
Garcia Hamilton Quality Bond	Investor	0.83%	0.83%	28,699	-	2021-2022
Garcia Hamilton Quality Bond	R6(1)	0.42%	0.41%	53,586	-	2021-2022

(1) Effective February 28, 2019.

Of these amounts, $115,945 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021 and 2022. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Garcia Hamilton Quality Bond	$-	$334,782	$-	2019-2020
Garcia Hamilton Quality Bond	-	410,947	-	2020-2021

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate (“LIBOR”) or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting insubstantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund’s performance to the extent the Fund is exposed to such interest rates.

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

LIBOR Risk

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact

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American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the United States government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise timing and the resulting impact of the United Kingdom’s departure from the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to

23

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase. To the extent a Fund invests in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of

24

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuers, it might not be able to recover its investment from the U.S. Government.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$7,259,770	$3,305,504
Y Class	437,870	59,124
Investor Class	280,134	165,821
R6 Class	480,168	-

Total distributions paid	$8,457,942	$3,530,449

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2019 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Garcia Hamilton Quality Bond	$471,269,271	$6,038,508	$(146,591)	$5,891,917

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Garcia Hamilton Quality Bond	$5,891,917	$130,679	$-	$(2,854,087)	$(130,681)	$3,037,828

25

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital loss carryforwards, and dividends payable.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The Fund had no permanent differences as of October 31, 2019.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2019, the Fund had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Garcia Hamilton Quality Bond	$1,724,644	$1,129,443

The Fund utilized $237,962 of capital loss carryforwards during the year ended October 31, 2019.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Garcia Hamilton Quality Bond	$271,233,574	$174,232,844	$75,903,944	$113,372,042

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2019 were as follows:

Fund	Type of Transaction	October 31, 2018 Shares/Fair Value	Purchases	Sales	October 31, 2019 Shares/Fair Value	Dividend Income
Garcia Hamilton Quality Bond	Direct	$27,218,440	$394,521,845	$418,113,032	$3,627,253	$262,616

8.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement

26

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2019, the Fund did not utilize this facility.

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2019				2018
Garcia Hamilton Quality Bond Fund	Shares		Amount		Shares	Amount
Shares sold	13,533,670		$134,010,760		12,598,631	$124,573,816
Reinvestment of dividends	565,317		5,624,443		287,808	2,842,265
Shares redeemed	(6,579,506)		(65,522,190)		(2,278,673)	(22,493,423)

Net increase in shares outstanding	7,519,481		$74,113,013		10,607,766	$104,922,658

	Y Class
	Year Ended October 31,
	2019				2018
Garcia Hamilton Quality Bond Fund	Shares		Amount		Shares	Amount
Shares sold	2,565,196		$25,317,668		77,645	$766,204
Reinvestment of dividends	43,701		435,013		5,845	57,695
Shares redeemed	(1,200,900)		(12,027,942)		(23,305)	(230,768)

Net increase in shares outstanding	1,407,997		$13,724,739		60,185	$593,131

	Investor Class
	Year Ended October 31,
	2019				2018
Garcia Hamilton Quality Bond Fund	Shares		Amount		Shares	Amount
Shares sold	573,641		$5,677,383		273,789	$2,702,704
Reinvestment of dividends	28,161		280,122		16,784	165,797
Shares redeemed	(241,219)		(2,393,292)		(149,158)	(1,472,508)

Net increase in shares outstanding	360,583		$3,564,213		141,415	$1,395,993

	R6 Class
	February 28, 2019A to October 31, 2019
Garcia Hamilton Quality Bond Fund	Shares		Amount
Shares sold	12,935,747	B	$130,250,579	B
Reinvestment of dividends	47,760		479,506
Shares redeemed	(16,756)		(168,494)

Net increase in shares outstanding	12,966,751		$130,561,591

A	Class commenced operations.
B	Seed capital was received on in the amount of $100,000 for the R6 Class. As a result, shares were issued in the amount of 10,132 for R6 Class.

27

American Beacon Garcia Hamilton Quality Bond FundSM

Notes to Financial Statements

October 31, 2019

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,			April 4, 2016A to October 31,
	2019	2018	2017	2016

Net asset value, beginning of period	$9.79	$9.91	$9.98	$10.00

Income (loss) from investment operations:
Net investment income	0.24	0.20	0.14	0.05
Net gains (losses) on investments (both realized and unrealized)	0.26	(0.13)	(0.05)	(0.02)

Total income (loss) from investment operations	0.50	0.07	0.09	0.03

Less distributions:
Dividends from net investment income	(0.24)	(0.19)	(0.15)	(0.05)
Distributions from net realized gains	-	-	(0.01)	-

Total distributions	(0.24)	(0.19)	(0.16)	(0.05)

Net asset value, end of period	$10.05	$9.79	$9.91	$9.98

Total returnB	5.20%	0.74%	0.91%	0.34	%C

Ratios and supplemental data:
Net assets, end of period	$316,582,604	$234,919,975	$132,575,412	$124,032,604
Ratios to average net assets:
Expenses, before reimbursements	0.66%	0.69%	0.70%	1.06	%D
Expenses, net of reimbursements	0.45%	0.45%	0.45%	0.45	%D
Net investment income, before expense reimbursements	2.18%	1.68%	1.12%	0.29	%D
Net investment income, net of reimbursements	2.39%	1.92%	1.37%	0.91	%D
Portfolio turnover rate	58%	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

29

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,			April 4, 2016A to October 31,
	2019	2018	2017	2016

Net asset value, beginning of period	$9.79	$9.90	$9.98	$10.00

Income (loss) from investment operations:
Net investment income	0.24	0.18	0.13	0.05
Net gains (losses) on investments (both realized and unrealized)	0.25	(0.11)	(0.06)	(0.02)

Total income (loss) from investment operations	0.49	0.07	0.07	0.03

Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.14)	(0.05)
Distributions from net realized gains	-	-	(0.01)	-

Total distributions	(0.23)	(0.18)	(0.15)	(0.05)

Net asset value, end of period	$10.05	$9.79	$9.90	$9.98

Total returnB	5.09%	0.74%	0.71%	0.29	%C

Ratios and supplemental data:
Net assets, end of period	$17,927,537	$3,685,857	$3,133,476	$3,265,315
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.75%	0.77%	1.29	%D
Expenses, net of reimbursements	0.55%	0.55%	0.55%	0.55	%D
Net investment income, before expense reimbursements	2.14%	1.58%	1.05%	0.11	%D
Net investment income, net of reimbursements	2.32%	1.78%	1.27%	0.85	%D
Portfolio turnover rate	58%	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

30

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,			April 4, 2016A to October 31,
	2019	2018	2017	2016

Net asset value, beginning of period	$9.79	$9.91	$9.99	$10.00

Income (loss) from investment operations:
Net investment income	0.21	0.15	0.10	0.03
Net gains (losses) on investments (both realized and unrealized)	0.26	(0.11)	(0.06)	(0.01)

Total income (loss) from investment operations	0.47	0.04	0.04	0.02

Less distributions:
Dividends from net investment income	(0.21)	(0.16)	(0.11)	(0.03)
Distributions from net realized gains	-	-	(0.01)	-

Total distributions	(0.21)	(0.16)	(0.12)	(0.03)

Net asset value, end of period	$10.05	$9.79	$9.91	$9.99

Total returnB	4.80%	0.36%	0.43%	0.24	%C

Ratios and supplemental data:
Net assets, end of period	$14,904,591	$10,995,242	$9,724,030	$8,594,617
Ratios to average net assets:
Expenses, before reimbursements	1.04%	0.92%	0.94%	1.19	%D
Expenses, net of reimbursements	0.83%	0.83%	0.83%	0.83	%D
Net investment income, before expense reimbursements	1.81%	1.41%	0.89%	0.21	%D
Net investment income, net of reimbursements	2.02%	1.50%	0.99%	0.57	%D
Portfolio turnover rate	58%	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

See accompanying notes

31

American Beacon Garcia Hamilton Quality Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	February 28, 2019A to October 31, 2019

Net asset value, beginning of period	$9.87

Income from investment operations:
Net investment income	0.17
Net gains on investments (both realized and unrealized)	0.17

Total income from investment operations	0.34

Less distributions:
Dividends from net investment income	(0.17)

Total distributions	(0.17)

Net asset value, end of period	$10.04

Total returnB	3.44	%C

Ratios and supplemental data:
Net assets, end of period	$130,208,195
Ratios to average net assets:
Expenses, before reimbursements	0.66	%D
Expenses, net of reimbursements	0.41	%D
Net investment income, before expense reimbursements	1.90	%D
Net investment income, net of reimbursements	2.15	%D
Portfolio turnover rate	58	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period ended herein.

See accompanying notes

32

American Beacon FundsSM

Federal Tax Information

October 31, 2019 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Garcia Hamilton Quality Bond	-%

Qualified Dividend Income:

Garcia Hamilton Quality Bond	-%

Long-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$-

Short-Term Capital Gain Distributions:

Garcia Hamilton Quality Bond	$-

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

33

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Garcia Hamilton Quality Bond Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, Garcia Hamilton & Associates, LP (“subadvisor”), and the Trust, on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

34

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on April 4, 2016; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of its portion of the Fund relative to the performance of a composite of similar accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that,

35

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the fee rate negotiated by the Manager is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board considered that it was advised that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on

36

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

37

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

38

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren(57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

39

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present).

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

44

American Beacon Garcia Hamilton Quality Bond FundSM

Privacy Policy

October 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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48

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Garcia Hamilton Quality Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/19

American Beacon®
FUNDS

2019 ANNUAL REPORT

October 31, 2019

INTERNATIONAL EQUITY FUND

TOCQUEVILLE INTERNATIONAL VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

INTERNATIONAL EQUITY FUND RISKS

Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TOCQUEVILLE INTERNATIONAL VALUE FUND RISKS

Investing in foreign securities including emerging markets may involve heightened risk due to currency fluctuations and economic and political risks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

International Equity Market Overview

October 31, 2019 (Unaudited)

Over the 12-month period ended October 31, 2019, developed international equities rose more than 11% and emerging market equities rose almost 12%. While investor uncertainty about global growth and trade weighed on sentiment, central banks responded by loosening monetary policy and governments with budget surpluses were urged to implement fiscal stimulus, which has sustained strong equity returns.

Trade tensions have contributed to the slower economy. Global growth has declined 1.2 percentage points since President Donald Trump first ordered tariffs on steel and aluminum in the first quarter of 2018. Germany, an export powerhouse, reported slightly negative gross domestic product (“GDP”) growth in the second quarter while manufacturing indexes deteriorated. China – the world’s second-largest economy and source of almost 20% of global growth – reported GDP growth of 6.2%, a 27-year low. While global manufacturing is weak, the global consumer remains more resilient. The majority of consumer data is still relatively positive – and the consumer expansion, though at low rates, is driving modestly positive global growth.

In the international equity markets, Growth continued to outperform Value despite a dramatic rise in deep-value equities in early September. The valuation gap between Growth and Value continues to reach extremes. Historically, the performance of Growth versus Value appears to have a correlation with interest rates. When interest rates decline, Growth has historically outperformed Value. When interest rates rise, Value tends to be more in favor. This implies that the recent rally in deep-value equities will not likely close the performance gap with Growth unless long-term rates rise, which would presumably occur if expectations rise for stronger economic growth. Without that acceleration, deep-value equities could prove to be a classic Value trap.

2

American Beacon International Equity FundSM

Performance Overview

October 31, 2019 (Unaudited)

The Investor Class of the American Beacon International Equity Fund (the “Fund”) returned 5.55% for the twelve months ended October 31, 2019. The Fund underperformed the MSCI EAFE Index (the “Index”) return of 11.04%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2009 through 10/31/2019

Total Returns for the Period ended October 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2009- 10/31/2019
Institutional Class (1,7)	AAIEX	5.94%	6.39%	2.50%	5.02%	$16,326
Y Class (1,7)	ABEYX	5.83%	6.31%	2.43%	4.93%	$16,185
Investor Class (1,7)	AAIPX	5.55%	6.01%	2.15%	4.65%	$15,758
Advisor Class (1,2,7)	AAISX	5.38%	5.87%	2.03%	4.50%	$15,530
A Class without sales charge (1,3,7)	AIEAX	5.51%	5.97%	2.11%	4.57%	$15,628
A Class with sales Charge (1,3,7)	AIEAX	(0.56)%	3.90%	0.91%	3.95%	$14,733
C Class without sales charge (1,4,7)	AILCX	4.69%	5.18%	1.35%	3.84%	$14,573
C Class with sales charge (1,4,7)	AILCX	3.69%	5.18%	1.35%	3.84%	$14,573
R6 Class (1,5,7)	AAERX	5.98%	6.45%	2.54%	5.04%	$16,355

MSCI EAFE Index Net (6)		11.04%	8.48%	4.31%	5.41%	$16,931

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Institutional Class of the Fund was waived from 2013 through 2015. Performance prior to waiving fees was lower than actual returns shown for 2013 through 2015.

3

American Beacon International Equity FundSM

Performance Overview

October 31, 2019 (Unaudited)

2.	A portion of the fees charged to the Advisor Class of the Fund was waived in 2007 and 2009. Performance prior to waiving fees was lower than the actual returns shown for these periods.

3.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/09. A portion of the fees charged to the A Class of the Fund was waived from 2010 through 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012. The maximum sales charge for A Class is 5.75%.

4.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/09. A portion of the fees charged to the C Class of the Fund was waived from 2010 through 2012, partially recovered in 2013, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

5.

Fund performance for the three-year, five-year and ten-year periods represents the returns achieved by the Institutional Class from 10/31/09 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/09. A portion of the fees charged to the R6 Class of the Fund has been waived since Class inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

6.

The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C and R6 Class shares were 0.74%, 0.81%, 1.07%, 1.21%, 1.09%, 1.82% and 0.71%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve-month period primarily due to stock selection while country allocation also slightly hampered performance.

Stock selections within Japan and Italy primarily contributed to the Fund’s relative underperformance, while stock selections in the United Kingdom added value. Detracting securities included Takeda Pharmaceutical Co. Ltd (down 6.27%) in Japan and Eni SpA (down 10.58%) within Italy. The Fund’s investments in the United Kingdom, including Cobham plc (up 52.18%) helped relative performance during the prior twelve months.

From a country allocation perspective, overweighting out-of-index Republic of Korea (up 5.22%) and underweighting Australia (up 17.10%) contributed to the Fund’s underperformance relative to the Index. However, underweighting both Japan (up 9.69%) and Spain (up 6.32%) added to relative value during the period.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
Samsung Electronics Co., Ltd.		2.7
Volkswagen AG		2.4
Novartis AG		2.0
BNP Paribas S.A.		1.9
SAP SE		1.9
Takeda Pharmaceutical Co., Ltd.		1.8
BP PLC		1.7
Sanofi		1.7
Vodafone Group PLC		1.7
Prudential PLC		1.6

Total Fund Holdings	141

4

American Beacon International Equity FundSM

Performance Overview

October 31, 2019 (Unaudited)

Sector Allocation (% Equities)
Financials	18.9
Industrials	17.3
Health Care	11.3
Communication Services	9.4
Energy	8.9
Materials	8.4
Consumer Staples	7.5
Information Technology	7.1
Consumer Discretionary	4.9
Utilities	3.5
Real Estate	2.8

Country Allocation (% Equities)
United Kingdom	19.7
Japan	16.3
Germany	13.4
France	12.2
Netherlands	6.5
Canada	5.0
Switzerland	5.0
Republic of Korea	4.7
Italy	2.1
United States	1.9
Singapore	1.8
Norway	1.7
Denmark	1.5
Ireland	1.5
Sweden	1.3
China	1.2
Finland	0.8
Hong Kong	0.7
Luxembourg	0.7
Spain	0.7
Belgium	0.5
Australia	0.4
Israel	0.4

5

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

The Investor Class of the American Beacon Tocqueville International Value Fund (the “Fund”) returned 5.03% for the twelve month period ending October 31, 2019, which underperformed the MSCI EAFE Index (the “Index”) return of 11.04%.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2009 through 10/31/2019

Total Returns for the Period ended October 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2009- 10/31/2019
Institutional Class (1,3,5)	TOVIX	5.29%	4.16%	4.31%	6.09%	$18,065
Y Class (1,2,5)	TOVYX	5.23%	4.14%	4.30%	6.09%	$18,053
Investor Class (1,5)	TIVFX	5.03%	4.07%	4.26%	6.06%	$18,018

MSCI EAFE Index Net (4)		11.04%	8.48%	4.31%	5.41%	$16,931

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

Fund performance for the one-year, three-year, five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/09 up to 1/18/19, the inception date of the Y Class. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 10/31/09.

3.

Fund performance for the one-year, three-year, five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/09 up to 1/18/19, the inception date of the Institutional Class. Expenses of the Institutional Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Institutional Class been in existence since 10/31/09.

6

American Beacon Tocqueville International Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

4.

The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y and Investor Class shares were 0.88%, 0.98% and 1.25%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the twelve month period due to stock selection, while country allocation slightly offset relative performance.

Stock selections within Germany and Switzerland both contributed the most to the Fund’s relative underperformance. Stock selections in the United Kingdom partially helped performance.

From a country allocation perspective, the Fund’s underweight to Japan and Sweden added the most relative value. On the flip side, the Fund’s underweight to Australia detracted the most.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings (% Net Assets)
FANUC Corp.		3.5
Sanofi		3.5
Bureau Veritas S.A.		3.3
Siemens AG, Sponsored ADR		3.2
Amano Corp.		3.1
CRH PLC		3.1
Samsung Electronics Co., Ltd.		3.0
Smiths Group PLC		3.0
Danone S.A.		2.9
Makita Corp.		2.9

Total Fund Holdings	50

Sector Allocation (% Equities)
Industrials		30.5
Information Technology		19.4
Consumer Staples		15.7
Health Care		10.8
Financials		7.2
Materials		6.5
Energy		3.9
Communication Services		2.5
Consumer Discretionary		2.4
Utilities		1.1

Country Allocation (% Equities)
Japan		22.5
France		16.6
Germany		14.1
United Kingdom		11.8
Switzerland		5.0
United States		4.5
Ireland		3.3
Canada		3.2
Republic of Korea		3.1
Spain		3.0
Netherlands		2.9
Belgium		2.8
Denmark		1.8
Finland		1.6
Taiwan		1.3
China		1.1
Bermuda		0.9
Italy		0.5
Brazil		0.0	*

*	Amount represents less than 0.05%

7

American Beacon FundsSM

Expense Examples

October 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, Sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

October 31, 2019 (Unaudited)

American Beacon International Equity Fund

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019-10/31/2019*
Institutional Class
Actual	$1,000.00	$1,007.80	$3.74
Hypothetical**	$1,000.00	$1,021.48	$3.77
Y Class
Actual	$1,000.00	$1,007.50	$4.10
Hypothetical**	$1,000.00	$1,021.12	$4.13
Investor Class
Actual	$1,000.00	$1,006.20	$5.41
Hypothetical**	$1,000.00	$1,019.81	$5.45
Advisor Class
Actual	$1,000.00	$1,005.50	$6.12
Hypothetical**	$1,000.00	$1,019.11	$6.16
A Class
Actual	$1,000.00	$1,005.60	$5.86
Hypothetical**	$1,000.00	$1,019.36	$5.90
C Class
Actual	$1,000.00	$1,001.70	$9.49
Hypothetical**	$1,000.00	$1,015.73	$9.55
R6 Class
Actual	$1,000.00	$1,008.40	$3.34
Hypothetical**	$1,000.00	$1,021.88	$3.36

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.81%, 1.07%, 1.21%, 1.16%, 1.88%, and 0.66% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Tocqueville International Value Fund

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019-10/31/2019*
Institutional Class
Actual	$1,000.00	$976.90	$4.43
Hypothetical**	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$976.90	$4.88
Hypothetical**	$1,000.00	$1,020.27	$4.99
Investor Class
Actual	$1,000.00	$975.60	$5.23
Hypothetical**	$1,000.00	$1,019.91	$5.35

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.98%, and 1.05% for the Institutional, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of October 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at October 31, 2019, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon International Equity Fund	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019

American Beacon Tocqueville International Value Fund	For the year ended October 31, 2019	For the year ended October 31, 2019	For the year ended October 31, 2019

The statement of changes in net assets for the period ended October 31, 2018 and the financial highlights for the four years in the period ended October 31, 2018 of American Beacon Tocqueville International Value Fund were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial statements, financial highlights and statement of changes in net assets.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2019

11

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

Australia - 0.40% (Cost $8,204,125)

Common Stocks - 0.40%
BHP Group PLC	547,291	$11,589,645

Belgium - 0.51% (Cost $14,061,610)

Common Stocks - 0.51%
Anheuser-Busch InBev S.A.	181,115	14,551,900

Canada - 4.77%

Common Stocks - 4.77%
Barrick Gold Corp.	1,257,300	21,826,728
Canadian Imperial Bank of Commerce	87,619	7,471,331
Canadian National Railway Co.	161,900	14,480,161
Encana Corp.A	2,905,272	11,381,978
Gildan Activewear, Inc.	235,265	6,010,680
Husky Energy, Inc.	990,800	6,920,781
Manulife Financial Corp.	521,197	9,706,903
National Bank of Canada	293,802	15,173,041
Suncor Energy, Inc.	602,200	17,904,603
Wheaton Precious Metals Corp.	917,500	25,718,700

Total Common Stocks		136,594,906

Total Canada (Cost $144,432,314)		136,594,906

China - 1.13%

Common Stocks - 1.13%
China Merchants Port Holdings Co., Ltd.	2,777,068	4,352,044
China Mobile Ltd.	3,425,949	27,893,943

Total Common Stocks		32,245,987

Total China (Cost $41,692,344)		32,245,987

Denmark - 1.43%

Common Stocks - 1.43%
AP Moller - Maersk A/S, Class B	9,647	12,295,648
Carlsberg A/S, Class B	108,299	15,235,710
Vestas Wind Systems A/S	162,857	13,293,457

Total Common Stocks		40,824,815

Total Denmark (Cost $34,585,235)		40,824,815

Finland - 0.72%

Common Stocks - 0.72%
Nordea Bank Abp	1,324,472	9,688,314
Sampo OYJ, Class A	268,295	10,993,686

Total Common Stocks		20,682,000

Total Finland (Cost $27,494,371)		20,682,000

France - 11.62%

Common Stocks - 11.62%
Air France-KLMB	237,798	2,831,181
Air Liquide S.A.	115,734	15,373,201
Atos SE	43,322	3,354,167
BNP Paribas S.A.	1,049,153	54,773,317
Carrefour S.A.	612,284	10,417,337
Cie de Saint-Gobain	357,376	14,536,261
Cie Generale des Etablissements Michelin SCA	127,119	15,467,738
Credit Agricole S.A.	792,346	10,326,072

See accompanying notes

12

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

France - 11.62% (continued)

Common Stocks - 11.62% (continued)
Danone S.A.	51,667	$4,284,935
Engie S.A.	1,289,953	21,573,069
Ingenico Group S.A.	39,485	4,216,160
Safran S.A.	149,512	23,653,585
Sanofi	543,467	50,078,343
TOTAL S.A.	846,636	44,507,359
Veolia Environnement S.A.	916,960	24,104,690
Vinci S.A.	107,572	12,069,487
Vivendi S.A.	762,804	21,234,846

Total Common Stocks		332,801,748

Total France (Cost $300,970,255)		332,801,748

Germany - 12.74%

Common Stocks - 10.37%
BASF SE	499,843	38,036,502
Bayer AG	407,568	31,628,317
Deutsche Post AG	534,094	18,912,677
Deutsche Telekom AG	2,117,029	37,230,168
E.ON SE	2,342,080	23,605,738
Fresenius Medical Care AG & Co. KGaA	299,946	21,704,286
Fresenius SE & Co. KGaA	126,634	6,655,693
Infineon Technologies AG	245,399	4,756,244
Merck KGaA	154,409	18,409,496
SAP SE	406,233	53,824,898
Siemens AG	366,808	42,292,845

Total Common Stocks		297,056,864

Preferred Stocks - 2.37%
Volkswagen AGC	356,605	67,891,050

Total Germany (Cost $338,153,693)		364,947,914

Hong Kong - 0.71%

Common Stocks - 0.71%
CK Asset Holdings Ltd.	2,368,582	16,534,235
ESR Cayman Ltd.	1,728,000	3,742,104

Total Common Stocks		20,276,339

Total Hong Kong (Cost $20,049,995)		20,276,339

Ireland - 1.40%

Common Stocks - 1.40%
Bank of Ireland Group PLC	2,397,731	11,531,101
Ryanair Holdings PLC, Sponsored ADRB	384,478	28,697,438

Total Common Stocks		40,228,539

Total Ireland (Cost $48,952,817)		40,228,539

Israel - 0.40% (Cost $10,173,508)

Common Stocks - 0.40%
Bank Leumi Le-Israel BM	1,564,809	11,392,699

Italy - 2.04%

Common Stocks - 2.04%
Eni SpA	1,443,275	21,843,414

See accompanying notes

13

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

Italy - 2.04% (continued)

Common Stocks - 2.04% (continued)
UniCredit SpA	2,880,787	$36,524,711

Total Common Stocks		58,368,125

Total Italy (Cost $65,983,894)		58,368,125

Japan - 15.52%

Common Stocks - 15.52%
Asahi Group Holdings Ltd.	208,800	10,498,972
Astellas Pharma, Inc.	1,070,800	18,428,390
Coca-Cola Bottlers Japan Holdings, Inc.	125,000	2,855,589
Daiwa House Industry Co., Ltd.	805,554	27,861,322
Digital Garage, Inc.	140,100	4,644,486
East Japan Railway Co.	186,700	17,027,579
FANUC Corp.	146,100	29,222,706
Hitachi Ltd.	380,400	14,333,249
Kao Corp.	232,260	18,806,199
KDDI Corp.	866,600	24,066,427
Kirin Holdings Co., Ltd.	834,000	17,801,371
Matsumotokiyoshi Holdings Co., Ltd.	248,800	8,812,483
Mitsui Fudosan Co., Ltd.	1,083,500	27,902,709
Murata Manufacturing Co., Ltd.	94,200	5,114,312
Nexon Co., Ltd.B	890,500	10,348,898
Nintendo Co., Ltd.	600	222,379
Pan Pacific International Holdings Corp.	554,392	8,763,285
Seven & i Holdings Co., Ltd.	522,800	19,848,875
Shin-Etsu Chemical Co., Ltd.	125,500	14,131,679
Sompo Holdings, Inc.	361,200	14,295,479
Sumitomo Metal Mining Co., Ltd.	536,500	18,163,200
Sumitomo Mitsui Financial Group, Inc.	1,262,100	45,346,310
Suntory Beverage & Food Ltd.	215,300	9,210,908
Suzuki Motor Corp.	204,600	9,732,662
Takeda Pharmaceutical Co., Ltd.	1,448,222	52,677,248
Yamaha Corp.	301,900	14,173,840

Total Common Stocks		444,290,557

Total Japan (Cost $410,926,559)		444,290,557

Luxembourg - 0.71%

Common Stocks - 0.71%
SES S.A.	768,346	14,884,979
Tenaris S.A.	530,025	5,352,152

Total Common Stocks		20,237,131

Total Luxembourg (Cost $19,209,562)		20,237,131

Netherlands - 6.14%

Common Stocks - 6.14%
ABN AMRO Bank N.V.E	515,293	9,591,845
Akzo Nobel N.V.	157,633	14,512,953
ING Groep N.V.	3,492,414	39,449,454
NXP Semiconductors N.V.	162,300	18,450,264
Royal Dutch Shell PLC, Class A	942,310	27,256,477
Royal Dutch Shell PLC, Class B	1,537,902	44,185,259
Wolters Kluwer N.V.	302,373	22,264,354

Total Common Stocks		175,710,606

Total Netherlands (Cost $169,203,661)		175,710,606

See accompanying notes

14

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

Norway - 1.59%

Common Stocks - 1.59%
Equinor ASA	666,211	$12,322,819
Mowi ASA	344,441	8,397,391
Telenor ASA	628,991	11,774,580
Yara International ASA	334,185	13,005,966

Total Common Stocks		45,500,756

Total Norway (Cost $44,959,469)		45,500,756

Republic of Korea - 4.51%

Common Stocks - 4.51%
Hana Financial Group, Inc.	495,880	14,363,450
KB Financial Group, Inc., ADRA	413,917	14,785,115
Samsung Electronics Co., Ltd.	1,783,231	77,248,565
SK Innovation Co., Ltd.	26,233	3,607,615
SK Telecom Co., Ltd.	94,174	19,183,668

Total Common Stocks		129,188,413

Total Republic of Korea (Cost $108,085,827)		129,188,413

Singapore - 1.66%

Common Stocks - 1.66%
DBS Group Holdings Ltd.	1,090,010	20,831,534
Singapore Telecommunications Ltd.	11,039,295	26,777,664

Total Common Stocks		47,609,198

Total Singapore (Cost $42,639,982)		47,609,198

Spain - 0.68%

Common Stocks - 0.68%
CaixaBank S.A.	3,761,646	10,761,105
Red Electrica Corp. S.A.	430,769	8,671,879

Total Common Stocks		19,432,984

Total Spain (Cost $20,543,313)		19,432,984

Sweden - 1.27%

Common Stocks - 1.27%
Assa Abloy AB, Class B	955,808	22,668,479
Epiroc AB, Class AA	1,217,191	13,690,042

Total Common Stocks		36,358,521

Total Sweden (Cost $28,022,551)		36,358,521

Switzerland - 4.70%

Common Stocks - 4.70%
ABB Ltd.	1,993,492	41,809,782
Aryzta AGA B	3,142,230	2,476,198
Cie Financiere Richemont S.A.	16,453	1,294,225
Novartis AG	667,618	58,261,768
Roche Holding AG	102,558	30,855,767

Total Common Stocks		134,697,740

Total Switzerland (Cost $124,552,794)		134,697,740

United Kingdom - 18.72%

Common Stocks - 18.71%
AstraZeneca PLC	193,510	18,802,248
Aviva PLC	2,766,291	14,877,926
BAE Systems PLC	3,389,682	25,299,935

See accompanying notes

15

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

United Kingdom - 18.72% (continued)

Common Stocks - 18.71% (continued)
Balfour Beatty PLC	3,140,341	$9,168,914
Barclays PLC	12,602,693	27,393,184
BP PLC	7,532,359	47,741,211
British American Tobacco PLC	725,099	25,378,728
CK Hutchison Holdings Ltd.	1,605,582	14,855,212
Cobham PLC	2,404,030	4,913,988
Compass Group PLC	357,879	9,531,177
Howden Joinery Group PLC	1,051,393	7,863,738
Informa PLC	1,521,370	15,272,979
Johnson Matthey PLC	575,392	22,881,758
Linde PLC	124,597	24,631,191
Lloyds Banking Group PLC	15,397,933	11,329,167
M&G PLCB	1,554,970	4,306,425
Micro Focus International PLC	519,319	7,130,620
Prudential PLC	2,631,511	45,966,702
RELX PLC	1,232,162	29,655,191
Rolls-Royce Holdings PLCB	2,596,270	23,844,229
RSA Insurance Group PLC	1,284,009	8,685,446
SSE PLC	950,417	15,801,462
Standard Chartered PLC	3,365,304	30,558,323
Tesco PLC	5,094,128	15,520,095
Unilever PLC	345,006	20,658,119
Vodafone Group PLC	23,535,054	47,985,180
Weir Group PLC	315,807	5,508,271

Total Common Stocks		535,561,419

Preferred Stocks - 0.01%
Rolls-Royce Holdings PLCC D H	114,347,904	148,121

Total United Kingdom (Cost $558,613,648)		535,709,540

United States - 1.76%

Common Stocks - 1.76%
Amcor PLC	999,729	9,600,042
Aon PLC	129,299	24,975,395
Ferguson PLC	186,990	15,952,447

Total Common Stocks		50,527,884

Total United States (Cost $35,126,337)		50,527,884

SHORT-TERM INVESTMENTS - 4.76%

Investment Companies - 4.55%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%F G	130,261,958	130,261,958

	Principal Amount

U.S. Treasury Obligations - 0.21%
U.S. Treasury Bill, 1.87%, Due 2/13/2020I	$6,000,000	5,973,694

Total Short-Term Investments (Cost $136,230,238)		136,235,652

	Shares

SECURITIES LENDING COLLATERAL - 0.43% (Cost $12,296,539)

Investment Companies - 0.43%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%F G	12,296,539	12,296,539

TOTAL INVESTMENTS - 100.32% (Cost $2,765,164,641)		2,872,300,138
LIABILITIES, NET OF OTHER ASSETS - (0.32%)		(9,199,590)

TOTAL NET ASSETS - 100.00%		$2,863,100,548

Percentages are stated as a percent of net assets.

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2019

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2019 (Note 9).

B Non-income producing security.

C A type of Preferred Stock that has no maturity date.

D Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $148,121 or 0.01% of net assets.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $9,591,845 or 0.34% of net assets. The Fund has no right to demand registration of these securities.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

H Value was determined using significant unobservable inputs.

I This security or a piece thereof is held as segregated collateral.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Long Futures Contracts Open on October 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	1,235	December 2019	$118,003,999	$120,857,100	$2,853,101

			$118,003,999	$120,857,100	$2,853,101

Index Abbreviations:
MSCI EAFE	MSCI Europe, Australasia, and Far East.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2019, the investments were classified as described below:

International Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Australia	$11,589,645	$-	$-	$11,589,645
Belgium	14,551,900	-	-	14,551,900
Canada	136,594,906	-	-	136,594,906
China	32,245,987	-	-	32,245,987
Denmark	40,824,815	-	-	40,824,815
Finland	20,682,000	-	-	20,682,000
France	332,801,748	-	-	332,801,748
Germany	297,056,864	-	-	297,056,864
Hong Kong	20,276,339	-	-	20,276,339
Ireland	40,228,539	-	-	40,228,539
Israel	11,392,699	-	-	11,392,699
Italy	58,368,125	-	-	58,368,125
Japan	444,290,557	-	-	444,290,557
Luxembourg	20,237,131	-	-	20,237,131
Netherlands	175,710,606	-	-	175,710,606
Norway	45,500,756	-	-	45,500,756
Republic of Korea	129,188,413	-	-	129,188,413
Singapore	47,609,198	-	-	47,609,198
Spain	19,432,984	-	-	19,432,984
Sweden	36,358,521	-	-	36,358,521
Switzerland	134,697,740	-	-	134,697,740
United Kingdom	535,561,419	-	-	535,561,419
Foreign Preferred Stocks
Germany	67,891,050	-	-	67,891,050
United Kingdom	-	-	148,121	148,121

See accompanying notes

17

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2019

International Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$50,527,884	$-	$-	$50,527,884
Short-Term Investments	130,261,958	5,973,694	-	136,235,652
Securities Lending Collateral	12,296,539	-	-	12,296,539

Total Investments in Securities - Assets	$2,866,178,323	$5,973,694	$148,121	$2,872,300,138

Financial Derivative Instruments - Assets
Futures Contracts	$2,853,101	$-	$-	$2,853,101

Total Financial Derivative Instruments - Assets	$2,853,101	$-	$-	$2,853,101

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2019, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 10/31/2018	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 10/31/2019	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$90,350	$-	$90,024	$-	$(1,244)	$918	$-	$-	$-	$-
Foreign Preferred Stocks	-	147,303	-	-	-	818	-	-	148,121	818

	$90,350	$147,303	$90,024	$-	$(1,244)	$1,736	$-	$-	$148,121	$818

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The common stock and foreign preferred stock, classified as Level 3, were fair valued using the stated redemption value during the period, and the common stock was redeemed by the Fund on December 3, 2018. The securities were included in the Level 3 category due to the use of unobservable inputs that were significant to the valuation.

See accompanying notes

18

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

Belgium - 2.69% (Cost $15,420,485)

Common Stocks - 2.69%
Groupe Bruxelles Lambert S.A.	166,712	$16,730,327

Bermuda - 0.87% (Cost $11,865,127)

Common Stocks - 0.87%
Clear Media Ltd.	11,736,000	5,391,765

Brazil - 0.03% (Cost $8,944,958)

Common Stocks - 0.03%
Estre Ambiental, Inc.A	1,073,395	177,754

Canada - 3.06%

Common Stocks - 3.06%
MAG Silver Corp.A	50,000	493,000
Nutrien Ltd.	309,354	14,784,028
Wheaton Precious Metals Corp.B	134,300	3,769,801

Total Common Stocks		19,046,829

Total Canada (Cost $18,324,560)		19,046,829

China - 0.99% (Cost $6,176,962)

Common Stocks - 0.99%
Alibaba Group Holding Ltd., Sponsored ADRA	34,965	6,177,267

Denmark - 1.75% (Cost $15,558,289)

Common Stocks - 1.75%
ISS A/S	415,300	10,867,930

Finland - 1.55% (Cost $14,850,497)

Common Stocks - 1.55%
Nokia OYJ, Sponsored ADRB	2,647,200	9,662,280

France - 15.83%

Common Stocks - 15.83%
Bollore S.A.	3,875,304	16,769,846
Bureau Veritas S.A.	792,998	20,244,612
Danone S.A.	219,000	18,162,477
Engie S.A.	385,000	6,438,708
Sanofi	238,901	22,013,786
Sopra Steria Group	108,000	14,803,596

Total Common Stocks		98,433,025

Total France (Cost $94,301,186)		98,433,025

Germany - 13.43%

Common Stocks - 11.36%
Brenntag AG	112,300	5,636,167
Duerr AG	263,730	7,777,008
GEA Group AG	244,500	7,474,454
Infineon Technologies AG	810,169	15,702,435
Siemens AG, Sponsored ADR	344,465	19,885,964
Software AG	248,600	7,902,010
Wacker Neuson SE	366,800	6,267,288

Total Common Stocks		70,645,326

Preferred Stocks - 2.07%
Henkel AG & Co. KGaA	123,800	12,865,745

Total Germany (Cost $85,151,158)		83,511,071

See accompanying notes

19

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

Ireland - 3.10% (Cost $18,702,566)

Common Stocks - 3.10%
CRH PLC	529,520	$19,299,942

Italy - 0.51% (Cost $3,303,394)

Common Stocks - 0.51%
Salvatore Ferragamo SpA	168,900	3,155,266

Japan - 21.46%

Common Stocks - 21.46%
Amano Corp.	639,003	19,053,520
FANUC Corp.	107,370	21,475,989
Hitachi Ltd.	377,568	14,226,541
Hoya Corp.	144,500	12,849,648
Kao Corp.	171,200	13,862,143
Makita Corp.	522,200	17,819,307
Mitsubishi UFJ Financial Group, Inc.	2,331,800	12,303,543
Nikon Corp.	391,500	5,039,217
Nintendo Co., Ltd.	16,700	5,972,349
Rohm Co., Ltd.	90,100	7,225,354
Tokyo Broadcasting System Holdings, Inc.	226,000	3,647,727

Total Common Stocks		133,475,338

Total Japan (Cost $114,542,177)		133,475,338

Netherlands - 2.73% (Cost $17,453,092)

Common Stocks - 2.73%
Royal Dutch Shell PLC, Class B, Sponsored ADR	291,700	17,003,193

Republic of Korea - 2.98% (Cost $16,696,601)

Preferred Stocks - 2.98%
Samsung Electronics Co., Ltd.C	524,900	18,520,044

Spain - 2.83% (Cost $17,623,388)

Common Stocks - 2.83%
Applus Services S.A.	1,461,000	17,614,385

Switzerland - 4.73%

Common Stocks - 4.73%
Novartis AG, Sponsored ADR	146,150	12,779,356
Roche Holding AG	55,200	16,607,562

Total Common Stocks		29,386,918

Total Switzerland (Cost $25,509,360)		29,386,918

Taiwan - 1.25% (Cost $6,677,557)

Common Stocks - 1.25%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	150,000	7,744,500

United Kingdom - 11.23%

Common Stocks - 11.23%
Diageo PLC, Sponsored ADR	80,390	13,173,510
IMI PLC	740,800	9,624,742
Reckitt Benckiser Group PLC	173,100	13,372,786
Smiths Group PLC	906,545	18,947,222
Unilever N.V.	248,401	14,715,275

Total Common Stocks		69,833,535

Total United Kingdom (Cost $63,999,295)		69,833,535

See accompanying notes

20

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

United States - 4.25%

Common Stocks - 4.25%
Aflac, Inc.	251,535	$13,371,601
Bunge Ltd.	133,400	7,203,600
Schlumberger Ltd.	179,000	5,851,510

Total Common Stocks		26,426,711

Total United States (Cost $25,666,045)		26,426,711

SHORT-TERM INVESTMENTS - 3.99% (Cost $24,820,282)

Investment Companies - 3.99%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%D E	24,820,282	24,820,282

SECURITIES LENDING COLLATERAL - 1.48% (Cost $9,185,400)

Investment Companies - 1.48%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%D E	9,185,400	9,185,400

TOTAL INVESTMENTS - 100.74% (Cost $614,772,379)		626,463,762
LIABILITIES, NET OF OTHER ASSETS - (0.74%)		(4,627,130)

TOTAL NET ASSETS - 100.00%		$621,836,632

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2019 (Note 9).

C A type of Preferred Stock that has no maturity date.

D The Fund is affiliated by having the same investment advisor.

E 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2019, the investments were classified as described below:

Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Belgium	$16,730,327	$-	$-	$16,730,327
Bermuda	5,391,765	-	-	5,391,765
Brazil	177,754	-	-	177,754
Canada	19,046,829	-	-	19,046,829
China	6,177,267	-	-	6,177,267
Denmark	10,867,930	-	-	10,867,930
Finland	9,662,280	-	-	9,662,280
France	98,433,025	-	-	98,433,025
Germany	70,645,326	-	-	70,645,326
Ireland	19,299,942	-	-	19,299,942
Italy	3,155,266	-	-	3,155,266
Japan	133,475,338	-	-	133,475,338
Netherlands	17,003,193	-	-	17,003,193
Spain	17,614,385	-	-	17,614,385
Switzerland	29,386,918	-	-	29,386,918
Taiwan	7,744,500	-	-	7,744,500
United Kingdom	69,833,535	-	-	69,833,535
Foreign Preferred Stocks
Germany	12,865,745	-	-	12,865,745
Republic of Korea	18,520,044	-	-	18,520,044

See accompanying notes

21

American Beacon Tocqueville International Value FundSM

Schedule of Investments

October 31, 2019

Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$26,426,711	$-	$-	$26,426,711
Short-Term Investments	24,820,282	-	-	24,820,282
Securities Lending Collateral	9,185,400	-	-	9,185,400

Total Investments in Securities - Assets	$626,463,762	$-	$-	$626,463,762

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2019

	International Equity Fund	Tocqueville International Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$2,729,741,641	$592,458,080
Investments in affiliated securities, at fair value‡	142,558,497	34,005,682
Foreign currency, at fair value¤	28,924	–
Dividends and interest receivable	7,508,394	1,518,218
Receivable for investments sold	5,357,229	746,932
Receivable for fund shares sold	5,071,002	625,614
Receivable for tax reclaims	5,247,414	3,329,069
Receivable for expense reimbursement (Note 2)	10,693	–
Receivable for variation margin on open futures contracts (Note 5)	2,856,274	–
Prepaid expenses	67,623	18,422

Total assets	2,898,447,691	632,702,017

Liabilities:
Payable for investments purchased	13,754,374	31
Payable for fund shares redeemed	2,877,143	519,060
Payable for foreign currency, at fair value^	–	340,851
Payable for expense reimbursement (Note 2)	–	49,861
Cash due to broker for futures contracts	2,465,074	–
Management and sub-advisory fees payable (Note 2)	3,333,821	211,961
Service fees payable (Note 2)	92,216	941
Transfer agent fees payable (Note 2)	159,521	5,634
Payable upon return of securities loaned (Note 9)§	12,296,539	9,185,400
Custody and fund accounting fees payable	129,713	101,695
Professional fees payable	69,229	76,199
Trustee fees payable (Note 2)	18,994	5,318
Payable for prospectus and shareholder reports	100,028	124,067
Miscellaneous payable	-	197,103
Other liabilities	50,491	47,264

Total liabilities	35,347,143	10,865,385

Net assets	$2,863,100,548	$621,836,632

Analysis of net assets:
Paid-in-capital	$2,758,322,519	$605,515,464
Total distributable earnings (deficits)A	104,778,029	16,321,168

Net assets	$2,863,100,548	$621,836,632

See accompanying notes

23

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2019

	International Equity Fund	Tocqueville International Value Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional ClassB	83,054,472	2,373,233

Y ClassB	47,661,864	14,663,491

Investor Class	12,367,210	22,766,862

Advisor Class	2,500,764	N/A

A Class	782,632	N/A

C Class	359,344	N/A

R6 Class	9,943,320	N/A

Net assets:
Institutional ClassB	$1,499,867,401	$37,138,368

Y ClassB	$896,442,437	$229,275,205

Investor Class	$221,043,036	$355,423,059

Advisor Class	$45,797,068	N/A

A Class	$13,973,709	N/A

C Class	$6,174,460	N/A

R6 Class	$179,802,437	N/A

Net asset value, offering and redemption price per share:
Institutional ClassB	$18.06	$15.65

Y ClassB	$18.81	$15.64

Investor Class	$17.87	$15.61

Advisor Class	$18.31	N/A

A Class	$17.85	N/A

A Class (offering price)	$18.94	N/A

C Class	$17.18	N/A

R6 Class	$18.08	N/A

† Cost of investments in unaffiliated securities	$2,622,606,144	$580,766,697
‡ Cost of investments in affiliated securities	$142,558,497	$34,005,682
§ Fair value of securities on loan	$25,633,327	$10,772,475
¤ Cost of foreign currency	$28,827	$–
^ Cost of payable for foreign currency	$–	$(323,957)

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Class commenced operations January 22, 2019 in the Tocqueville International Value Fund (Note 1).

See accompanying notes

24

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2019

	International Equity Fund	Tocqueville International Value Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$99,992,341	$21,503,632
Dividend income from affiliated securities (Note 8)	2,015,977	676,573
Interest income	167,849	117,039
Income derived from securities lending (Note 9)	981,832	171,542

Total investment income	103,157,999	22,468,786

Expenses:
Management and sub-advisory fees (Note 2)	17,264,838	4,477,041
Investment advisor’s feesB	-	2,106,854
Transfer agent fees:
Institutional Class (Note 2)A	525,035	4,601
Y Class (Note 2)A	939,874	99,843
Investor Class	12,316	164,131
Advisor Class	2,647	-
A Class	4,100	-
C Class	3,793	-
R6 Class	5,934	-
Custody and fund accounting fees	799,432	283,978
Professional fees	181,753	146,004
Registration fees and expenses	149,404	72,462
Service fees (Note 2):
Investor Class	822,238	1,115,199
Advisor Class	110,520	-
A Class	23,354	-
C Class	6,893	-
Distribution fees (Note 2):
Investor ClassG	-	528,972
Advisor Class	110,578	-
A Class	33,509	-
C Class	60,744	-
Administration feesE	-	292,677
Prospectus and shareholder report expenses	415,465	220,528
Trustee fees (Note 2)	212,096	96,643
Other expenses	474,805	192,153

Total expenses	22,159,328	9,801,086

Net fees waived and expenses (reimbursed) (Note 2)	(43,265)	(693,429	)F

Net expenses	22,116,063	9,107,657

Net investment income	81,041,936	13,361,129

See accompanying notes

25

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2019

	International Equity Fund	Tocqueville International Value Fund
Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	$(71,915,300)	$2,997,047
Commission recapture (Note 1)	27,427	-
Foreign currency transactions	(821,458)	(911,262)
Forward foreign currency contracts	(4,704,460)	-
Futures contracts	4,633,028	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesD	141,491,860	11,001,044
Foreign currency transactions	87,203	(878)
Forward foreign currency contracts	2,354,220	-
Futures contracts	5,582,029	-

Net gain from investments	76,734,549	13,085,951

Net increase in net assets resulting from operations	$157,776,485	$26,447,080

† Foreign taxes	$9,602,158	$2,131,591

A Class commenced operations January 22, 2019 in the Tocqueville International Value Fund (Note 1).
B This expense represents the Investment advisory fees paid to previous Advisor prior to the Reorganization. See Note 2.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.
E This expense represents Administration fees paid to the previous Advisor prior to the Reorganization. See Note 2.
F This expense includes $684,461 of fees waived by the Tocqueville International Value Fund prior to the Reorganization. See Note 1.
G This expense represents Distribution fees paid to the previous Distributor prior to the Reorganization. See Note 2.

See accompanying notes

26

American Beacon FundsSM

Statements of Changes in Net Assets

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018B
Increase (decrease) in net assets:
Operations:
Net investment income	$81,041,936	$66,429,991	$13,361,129	$16,561,256
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts, and futures contracts	(72,780,763)	170,565,282	2,085,785	(9,208,831)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	149,515,312	(482,846,814)	11,000,166	(185,661,979)

Net increase (decrease) in net assets resulting from operations	157,776,485	(245,851,541)	26,447,080	(178,309,554)

Distributions to shareholders:
Total retained earnings:
Institutional ClassA	(127,130,889)	(51,858,343)	-	-
Y ClassA	(70,121,553)	(30,796,239)	-	-
Investor Class	(20,019,511)	(8,756,108)	(12,373,617)	(14,880,734)
Advisor Class	(3,580,435)	(1,516,721)	-	-
A Class	(1,054,868)	(482,751)	-	-
C Class	(488,926)	(155,808)	-	-
R6 Class	(7,544,822)	(351,275)	-	-

Net distributions to shareholders	(229,941,004)	(93,917,245)	(12,373,617)	(14,880,734)

Capital share transactions (Note 11):
Proceeds from sales of shares	802,141,221	802,744,600	577,502,947	500,256,514
Reinvestment of dividends and distributions	217,857,545	86,428,547	11,224,453	13,265,360
Cost of shares redeemed	(971,911,716)	(740,146,553)	(1,040,964,339)	(381,325,273)

Net increase (decrease) in net assets from capital share transactions	48,087,050	149,026,594	(452,236,939)	132,196,601

Net (decrease) in net assets	(24,077,469)	(190,742,192)	(438,163,476)	(60,993,687)

Net assets:
Beginning of period	2,887,178,017	3,077,920,209	1,060,000,108	1,120,993,795

End of period	$2,863,100,548	$2,887,178,017	$621,836,632	$1,060,000,108

A Class commenced operations January 22, 2019 in the Tocqueville International Value Fund (Note 1).
B This Fund was reorganized on January 18, 2019 and became a series within the American Beacon Funds Trust thereafter.

See accompanying notes

27

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of October 31, 2019, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Fund Reorganization

On September 13, 2018, the Trust’s Board of Trustees approved a Plan of Reorganization and Termination (the “Plan”) to reorganize the Tocqueville International Value Fund (the “Target Fund” and “Predecessor Fund”) into the American Beacon Tocqueville International Value Fund (the “Acquiring Fund”), a newly-created series of the Trust (the “Reorganization”). Shareholders for the Target Fund approved the Plan at a special meeting on December 13, 2018. On January 18, 2019, pursuant to the Plan, the Target Fund transferred all its property and assets to the Acquiring Fund in exchange solely for voting shares of the Acquiring Fund and the assumption of all the Target Fund’s liabilities. The Target Fund’s shareholders received a pro rata portion of the Acquiring Fund’s shares in exchange for their shares therein and in liquidation and termination of the Target Fund. The accounting and performance history of the shares of the Target Fund was redesignated as that of the Investor Class of the Acquiring Fund. Institutional Class and Y Class commenced operations on January 22, 2019.

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes. As such, the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes. The shares, net assets, net investment income, and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the close of business on January 18, 2019 were as follows:

Investor Class Shares	58,023,801
Net Assets	$857,320,479
Net Investment Income	$283,068
Unrealized Depreciation	$(8,771,740)

The Reorganization shifted the management oversight responsibility from Tocqueville Asset Management, L.P. (“Tocqueville”) to the Manager. The Manager engaged Tocqueville as the sub-advisor to the Acquiring Fund, thus maintaining the continuity of the portfolio management.

For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with the amount distributable to shareholders for tax purposes.

28

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2019, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

On January 22, 2019, the Tocqueville International Value Fund created the Institutional and Y Classes, new classes made available for sale pursuant to the Fund’s registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). Refer to the Fund’s prospectus for more details.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

29

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency translations on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Funds will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

Prior to the Reorganization, the Advisor of the Predecessor fund received an investment advisory fee calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily assets and 0.75% of the average daily net assets in excess of $1 billion of the Predecessor Fund.

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedules:

International Equity Fund

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

Tocqueville International Value Fund

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the American Beacon International Equity Fund, and the Manager have entered into Investment Advisory Agreements with Causeway Capital Management LLC; Lazard Asset Management LLC; and Templeton Investment Counsel, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Trust, on behalf of the American Beacon Tocqueville International Value Fund, and the Manager have entered into an Investment Advisory Agreement with Tocqueville Asset Management L.P. (“Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $1 billion	0.35%
Over $2 billion	0.325%

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American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

The Management and Sub-Advisory Fees paid by the Funds for the year ended October 31, 2019 were as follows:

International Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$9,964,028
Sub-Advisor Fees	0.26%	7,300,810

Total	0.61%	$17,264,838

Tocqueville International Value Fund

	Effective Fee Rate	Amount of Fees Paid*
Management Fees	0.35%	$2,099,452
Sub-Advisor Fees	0.40%	2,377,589

Total	0.75%	$4,477,041

*	This includes fees paid since the reorganization on January 18, 2019.

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended October 31, 2019, the Manager received securities lending fees of $100,599 and $19,356 for the securities lending activities of the International Equity Fund and Tocqueville International Value Fund, respectively.

Administration Services Agreement

Prior to the Reorganization, the Predecessor Fund paid the Advisor, pursuant to an Administrative Services Agreement, a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets, 0.13% on the next $600 million of the average daily net assets; and 0.12% on all the average daily net assets over $1 billion.

Distribution Plans

Prior to the Reorganization, the Predecessor Shares incurred $528,972 of Distribution Fees. Since the Reorganization, the Shares were redesignated to the Investor Class and Distribution Fees are no longer applicable.

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
International Equity	$1,371,105
Tocqueville International Value	89,921

As of October 31, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
International Equity	$128,636

As of October 31, 2019, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees*
Tocqueville International Value	$14,584

*	This balance is presented as a contra liability as of October 31, 2019.

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2019, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
International Equity	$91,589	$37,256	$128,845
Tocqueville International Value	30,671	6,239	36,910

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2019, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the R6 Class of the International Equity Fund and the Institutional and Y Classes of the Tocqueville International Value Fund to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended October 31, 2019, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed Expenses	Expenses Ineligible for Recoupment	(Recouped) Expenses	Expiration of Reimbursed Expenses
		11/1/2018 - 10/31/2019
International Equity	R6	0.66%	$43,265	$–	$–	2021 - 2022
Tocqueville International Value	Institutional(1)	0.89%	8,968	–	–	2021 - 2022
Tocqueville International Value	Y(1)	0.99%	–	–	–	2021 - 2022
Tocqueville International Value	Investor	1.25%	684,461	684,461	–	2021 - 2022

(1)	Class commenced operations January 22, 2019.

Of these amounts, $10,693 was disclosed as a receivable to the Manager for the International Equity Fund and $49,861 was disclosed as a payable to the Manager for the Tocqueville International Value Fund on the Statements of Assets and Liabilities at October 31, 2019.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021-2022. The Funds

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
International Equity	$–	$3,001	$–	2019 - 2020
International Equity	–	8,383	–	2020 - 2021

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended October 31, 2019, RID collected $1,371 for International Equity Fund from the sale of Class A Shares. The Tocqueville International Value Fund does not offer Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2019, there were no CDSC fees collected for Class A Shares of the International Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C shares of the International Equity Fund redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2019, CDSC fees of $254 were collected for the Class C Shares of International Equity Fund. The Tocqueville International Value Fund does not offer Class C Shares.

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign

35

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when

36

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

37

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in

38

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

39

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended October 31, 2019 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

40

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

During the year ended October 31, 2019, the International Equity Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Year Ended October 31, 2019
Fund	Purchased Contracts	Sold Contracts
International Equity	$102,661,725	$32,027,484

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2019, the International Equity Fund entered into futures contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2019
International Equity	1,077

41

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

International Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$-	$–	$–	$2,853,101	$2,853,101

The effect of financial derivative instruments on the Statements of Operations as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(4,704,460)	$–	$–	$–	$(4,704,460)
Futures contracts	–	–	–	–	4,633,028	4,633,028

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$2,354,220	$–	$–	$–	$2,354,220
Futures contracts	–	–	–	–	5,582,029	5,582,029

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2019.

International Equity Fund

Offsetting of Financial and Derivative Assets as of October 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$2,853,101	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,853,101	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(2,853,101)	$-

42

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

	Remaining Contractual Maturity of the Agreements As of October 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$12,296,539	$-	$-	$-	$12,296,539

Total Borrowings	$12,296,539	$-	$-	$-	$12,296,539

Gross amount of recognized liabilities for securities lending transactions					$12,296,539

Tocqueville International Value Fund

	Remaining Contractual Maturity of the Agreements As of October 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$9,185,400	$-	$-	$-	$9,185,400

Total Borrowings	$9,185,400	$-	$-	$-	$9,185,400

Gross amount of recognized liabilities for securities lending transactions					$9,185,400

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Some of the markets in which the Funds may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may

43

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October 31, 2019

have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by investing in securities denominated in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more

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Notes to Financial Statements

October 31, 2019

unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact

45

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise timing and the resulting impact of the United Kingdom’s departure from the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

Because the Funds invest in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Funds generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

46

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

Multiple Sub-Advisor Risk

The Manager may allocate the Funds’ assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Funds’ assets. To a significant extent, the Funds’ performance will depend on the success of the Manager in allocating the Funds’ assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Funds independently from another sub-advisor, the same security may be held in different portions of the Funds, or may be acquired for one portion of the Funds at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Funds’ holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Funds. Because each sub-advisor directs the trading for its own portion of the Funds, and does not aggregate its transactions with those of the other sub-advisors, the Funds may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Funds’ assets among the Funds’ sub-advisors in a manner that it believes is consistent with achieving the Funds’ investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Funds’ assets among sub-advisors due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds, exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle

47

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV per share. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$34,537,408	$33,083,270	$-	$-
Y Class	18,518,557	19,410,963	-	-
Investor Class	4,755,772	5,187,972	12,373,617	11,212,289
Advisor Class	791,389	904,837	-	-
A Class	242,775	277,117	-	-
C Class	73,960	71,451	-	-
R6 Class	2,075,537	225,362	-	-

48

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

	International Equity Fund		Tocqueville International Value Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Long-term capital gains
Institutional Class	$92,593,481	$18,775,073	$-	$-
Y Class	51,602,996	11,385,276	-	-
Investor Class	15,263,739	3,568,136	-	3,668,445
Advisor Class	2,789,046	611,884	-	-
A Class	812,093	205,634	-	-
C Class	414,966	84,357	-	-
R6 Class	5,469,285	125,913	-	-

Total distributions paid	$229,941,004	$93,917,245	$12,373,617	$14,880,734

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2019 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
International Equity	$2,784,288,995	$281,532,547	$(193,543,869)	$87,988,678
Tocqueville International Value	617,210,711	46,352,615	(37,194,512)	9,158,103

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
International Equity	$87,988,678	$75,079,811	$-	$(58,290,462)	$2	$104,778,029
Tocqueville International Value	9,158,103	11,863,415	-	(4,700,350)	-	16,321,168

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from Section 732 basis adjustments as of October 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
International Equity	$152,597	$(152,597)
Tocqueville International Value	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

49

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

As of October 31, 2019, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
International Equity	$26,829,245	$31,461,217
Tocqueville International Value	4,700,350	-

Tocqueville International Value Fund utilized $2,557,991 in short-term capital loss carryforwards during the year ending October 31, 2019.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
International Equity	$973,870,336	$1,116,489,726
Tocqueville International Value	268,562,985	688,382,419

A summary of the Funds’ transactions in the USG Select Fund for the year ended October 31, 2019 were as follows:

Fund	Type of Transaction	October 31, 2018 Shares/Fair Value	Purchases	Sales	October 31, 2019 Shares/Fair Value	Dividend Income
International Equity	Direct	$78,615,200	$962,961,523	$911,314,765	$130,261,958	$2,015,977
International Equity	Securities Lending	43,093,443	960,702,674	991,499,578	12,296,539	N/A
Tocqueville International Value	Direct	-	325,084,882	300,264,600	24,820,282	676,573
Tocqueville International Value	Securities Lending	-	167,528,949	158,343,549	9,185,400	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedules of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities,

50

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
International Equity	$25,633,327	$12,296,539	$15,226,887	$27,523,426
Tocqueville International Value	10,772,475	9,185,400	1,834,586	11,019,986

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2019, the Funds did not utilize this facility.

51

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Year Ended October 31,
	2019		2018
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	24,359,431	$419,653,044	25,895,144	$534,557,653
Reinvestment of dividends	7,634,480	120,930,168	2,331,173	48,325,212
Shares redeemed	(35,164,350)	(612,015,555)	(20,735,988)	(420,683,891)

Net increase (decrease) in shares outstanding	(3,170,439)	$(71,432,343)	7,490,329	$162,198,974

	Y Class
	Year Ended October 31,
	2019		2018
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	8,988,272	$160,621,998	7,511,577	$160,616,651
Reinvestment of dividends	3,927,273	64,839,285	1,249,691	26,893,341
Shares redeemed	(11,858,802)	(213,196,249)	(9,727,486)	(207,013,204)

Net increase (decrease) in shares outstanding	1,056,743	$12,265,034	(966,218)	$(19,503,212)

	Investor Class
	Year Ended October 31,
	2019		2018
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,642,389	$28,386,833	1,848,441	$37,668,754
Reinvestment of dividends	1,262,316	19,843,606	423,698	8,719,712
Shares redeemed	(4,080,763)	(69,925,950)	(4,046,440)	(82,887,269)

Net (decrease) in shares outstanding	(1,176,058)	$(21,695,511)	(1,774,301)	$(36,498,803)

	Advisor Class
	Year Ended October 31,
	2019		2018
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	562,306	$9,859,157	522,085	$10,866,488
Reinvestment of dividends	221,918	3,579,533	72,002	1,516,353
Shares redeemed	(849,750)	(15,010,142)	(662,602)	(13,941,921)

Net (decrease) in shares outstanding	(65,526)	$(1,571,452)	(68,515)	$(1,559,080)

	A Class
	Year Ended October 31,
	2019		2018
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	285,160	$4,957,603	341,544	$6,990,871
Reinvestment of dividends	65,896	1,035,879	22,967	472,205
Shares redeemed	(332,804)	(5,767,829)	(464,462)	(9,545,785)

Net increase (decrease) in shares outstanding	18,252	$225,653	(99,951)	$(2,082,709)

	C Class
	Year Ended October 31,
	2019		2018
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	87,222	$1,451,278	98,798	$1,957,866
Reinvestment of dividends	30,807	468,881	7,541	150,449
Shares redeemed	(130,112)	(2,138,130)	(117,307)	(2,311,646)

Net (decrease) in shares outstanding	(12,083)	$(217,971)	(10,968)	$(203,331)

52

American Beacon FundsSM

Notes to Financial Statements

October 31, 2019

	R6 Class
	Year Ended October 31,
	2019		2018
International Equity Fund	Shares	Amount	Shares	Amount
Shares sold	9,972,905	$177,211,308	2,465,662	$50,086,317
Reinvestment of dividends	451,747	7,160,193	16,937	351,275
Shares redeemed	(3,082,577)	(53,857,861)	(186,126)	(3,762,837)

Net increase in shares outstanding	7,342,075	$130,513,640	2,296,473	$46,674,755

	Institutional Class
	January 22, 2019A to October 31, 2019
Tocqueville International Value Fund	Shares	Amount
Shares sold	2,912,811	$45,150,396
Shares redeemed	(539,578)	(8,170,774)

Net increase in shares outstanding	2,373,233	$36,979,622

	Y Class
	January 22, 2019A to October 31, 2019
Tocqueville International Value Fund	Shares	Amount
Shares sold	24,079,914	$375,416,084
Shares redeemed	(9,416,423)	(141,613,817)

Net increase in shares outstanding	14,663,491	$233,802,267

	Investor Class
	Year Ended October 31,
	2019		2018
Tocqueville International Value Fund	Shares	Amount	Shares	Amount
Shares sold	10,601,835	$156,936,467	28,716,655	$500,256,514
Reinvestment of dividends	783,284	11,224,453	766,784	13,265,360
Shares redeemed	(59,020,135)	(891,179,748)	(22,853,917)	(381,325,273)

Net increase (decrease) in shares outstanding	(47,635,016)	$(723,018,828)	6,629,522	$132,196,601

A Commencement of operations.

12.  Subsequent Events

At meetings held on November 11-12, 2019, the Board of the Trust approved the termination of Templeton Investment Counsel, LLC and appointment of American Century Investment Management, Inc. on behalf of the American Beacon International Equity Fund, effective on or about January 15, 2020.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

53

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.71	$20.88	$17.41	$18.79	$19.51

Income (loss) from investment operations:
Net investment income	0.55	0.44	0.39	0.29	0.35
Net gains (losses) on investments (both realized and unrealized)	0.34	(1.95)	3.51	(1.24)	(0.55)

Total income (loss) from investment operations	0.89	(1.51)	3.90	(0.95)	(0.20)

Less distributions:
Dividends from net investment income	(0.40)	(0.35)	(0.43)	(0.27)	(0.52)
Distributions from net realized gains	(1.14)	(0.31)	-	(0.16)	-

Total distributions	(1.54)	(0.66)	(0.43)	(0.43)	(0.52)

Redemption fees added to beneficial interests	-	-	-	-	0.00	B

Net asset value, end of period	$18.06	$18.71	$20.88	$17.41	$18.79

Total returnC	5.94%	(7.55)%	22.94%	(5.07)%	(0.99)%

Ratios and supplemental data:
Net assets, end of period	$1,499,867,401	$1,613,462,237	$1,644,165,106	$1,450,052,040	$1,037,148,821
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.73%	0.73%	0.69%	0.70%
Expenses, net of reimbursements	0.73%	0.73%	0.73%	0.69%	0.69%
Net investment income, before expense reimbursements	2.93%	2.17%	2.01%	2.22%	1.93%
Net investment income, net of reimbursements	2.93%	2.17%	2.01%	2.22%	1.94%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.42	$21.64	$18.03	$19.46	$20.21

Income (loss) from investment operations:
Net investment income	0.54	0.46	0.38	0.41	0.35
Net gains (losses) on investments (both realized and unrealized)	0.37	(2.04)	3.65	(1.40)	(0.57)

Total income (loss) from investment operations	0.91	(1.58)	4.03	(0.99)	(0.22)

Less distributions:
Dividends from net investment income	(0.38)	(0.33)	(0.42)	(0.28)	(0.53)
Distributions from net realized gains	(1.14)	(0.31)	-	(0.16)	-

Total distributions	(1.52)	(0.64)	(0.42)	(0.44)	(0.53)

Redemption fees added to beneficial interests	-	-	-	-	0.00	A

Net asset value, end of period	$18.81	$19.42	$21.64	$18.03	$19.46

Total returnB	5.83%	(7.58)%	22.84%	(5.14)%	(1.06)%

Ratios and supplemental data:
Net assets, end of period	$896,442,437	$904,847,058	$1,029,629,647	$820,596,038	$587,949,806
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.80%	0.80%	0.77%	0.77%
Expenses, net of reimbursements	0.80%	0.80%	0.80%	0.77%	0.77%
Net investment income, before expense reimbursements	2.87%	2.10%	1.95%	2.43%	1.87%
Net investment income, net of reimbursements	2.87%	2.10%	1.95%	2.43%	1.87%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.52	$20.67	$17.24	$18.60	$19.32

Income (loss) from investment operations:
Net investment income	0.49	0.41	0.35	0.34	0.31
Net gains (losses) on investments (both realized and unrealized)	0.33	(1.97)	3.45	(1.33)	(0.57)

Total income (loss) from investment operations	0.82	(1.56)	3.80	(0.99)	(0.26)

Less distributions:
Dividends from net investment income	(0.33)	(0.28)	(0.37)	(0.21)	(0.46)
Distributions from net realized gains	(1.14)	(0.31)	-	(0.16)	-

Total distributions	(1.47)	(0.59)	(0.37)	(0.37)	(0.46)

Redemption fees added to beneficial interests	-	-	-	-	0.00	A

Net asset value, end of period	$17.87	$18.52	$20.67	$17.24	$18.60

Total returnB	5.55%	(7.86)%	22.50%	(5.38)%	(1.35)%

Ratios and supplemental data:
Net assets, end of period	$221,043,036	$250,804,403	$316,589,769	$334,895,337	$342,720,411
Ratios to average net assets:
Expenses, before reimbursements	1.05%	1.06%	1.07%	1.06%	1.03%
Expenses, net of reimbursements	1.05%	1.06%	1.07%	1.06%	1.03%
Net investment income, before expense reimbursements	2.59%	1.83%	1.69%	1.95%	1.60%
Net investment income, net of reimbursements	2.59%	1.83%	1.69%	1.95%	1.60%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

56

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.93	$21.15	$17.62	$19.01	$19.76

Income (loss) from investment operations:
Net investment income	0.43	0.36	0.23	0.35	0.38
Net gains (losses) on investments (both realized and unrealized)	0.39	(1.99)	3.64	(1.37)	(0.68)

Total income (loss) from investment operations	0.82	(1.63)	3.87	(1.02)	(0.30)

Less distributions:
Dividends from net investment income	(0.30)	(0.28)	(0.34)	(0.21)	(0.45)
Distributions from net realized gains	(1.14)	(0.31)	-	(0.16)	-

Total distributions	(1.44)	(0.59)	(0.34)	(0.37)	(0.45)

Redemption fees added to beneficial interests	-	-	-	-	0.00	B

Net asset value, end of period	$18.31	$18.93	$21.15	$17.62	$19.01

Total returnC	5.38%	(7.99)%	22.38%	(5.40)%	(1.51)%

Ratios and supplemental data:
Net assets, end of period	$45,797,068	$48,571,916	$55,715,606	$23,692,313	$22,912,069
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.20%	1.20%	1.19%	1.16%
Expenses, net of reimbursements	1.20%	1.20%	1.20%	1.19%	1.16%
Net investment income, before expense reimbursements	2.40%	1.70%	1.51%	1.87%	1.55%
Net investment income, net of reimbursements	2.40%	1.70%	1.51%	1.87%	1.55%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

57

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.50	$20.63	$17.23	$18.59	$19.32

Income (loss) from investment operations:
Net investment income	0.45	0.38	0.30	0.32	0.31
Net gains (losses) on investments (both realized and unrealized)	0.36	(1.95)	3.48	(1.30)	(0.59)

Total income (loss) from investment operations	0.81	(1.57)	3.78	(0.98)	(0.28)

Less distributions:
Dividends from net investment income	(0.32)	(0.25)	(0.38)	(0.22)	(0.45)
Distributions from net realized gains	(1.14)	(0.31)	-	(0.16)	-

Total distributions	(1.46)	(0.56)	(0.38)	(0.38)	(0.45)

Redemption fees added to beneficial interests	-	-	-	-	0.00	A

Net asset value, end of period	$17.85	$18.50	$20.63	$17.23	$18.59

Total returnB	5.46%	(7.89)%	22.43%	(5.34)%	(1.42)%

Ratios and supplemental data:
Net assets, end of period	$13,973,709	$14,141,551	$17,829,657	$18,673,142	$10,747,749
Ratios to average net assets:
Expenses, before reimbursements	1.15%	1.08%	1.12%	1.07%	1.08%
Expenses, net of reimbursements	1.15%	1.08%	1.12%	1.07%	1.08%
Net investment income, before expense reimbursements	2.50%	1.80%	1.65%	1.94%	1.55%
Net investment income, net of reimbursements	2.50%	1.80%	1.65%	1.94%	1.55%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

58

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.84	$19.93	$16.73	$18.09	$18.83

Income (loss) from investment operations:
Net investment income	0.29	0.22	0.17	0.18	0.16
Net gains (losses) on investments (both realized and unrealized)	0.37	(1.87)	3.36	(1.28)	(0.56)

Total income (loss) from investment operations	0.66	(1.65)	3.53	(1.10)	(0.40)

Less distributions:
Dividends from net investment income	(0.18)	(0.13)	(0.33)	(0.10)	(0.34)
Distributions from net realized gains	(1.14)	(0.31)	-	(0.16)	-

Total distributions	(1.32)	(0.44)	(0.33)	(0.26)	(0.34)

Redemption fees added to beneficial interests	-	-	-	-	0.00	A

Net asset value, end of period	$17.18	$17.84	$19.93	$16.73	$18.09

Total returnB	4.69%	(8.52)%	21.50%	(6.12)%	(2.12)%

Ratios and supplemental data:
Net assets, end of period	$6,174,460	$6,625,329	$7,622,425	$2,945,246	$3,899,081
Ratios to average net assets:
Expenses, before reimbursements	1.87%	1.81%	1.88%	1.85%	1.82%
Expenses, net of reimbursements	1.87%	1.81%	1.88%	1.85%	1.83%
Net investment income, before expense reimbursements	1.73%	1.08%	0.96%	1.12%	0.77%
Net investment income, net of reimbursements	1.73%	1.08%	0.96%	1.12%	0.77%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

59

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,		February 28, 2017A to October 31,
	2019	2018	2017

Net asset value, beginning of period	$18.73	$20.89	$17.80

Income (loss) from investment operations:
Net investment income	0.51	0.39	0.08
Net gains (losses) on investments (both realized and unrealized)	0.39	(1.88)	3.01

Total income (loss) from investment operations	0.90	(1.49)	3.09

Less distributions:
Dividends from net investment income	(0.41)	(0.36)	-
Distributions from net realized gains	(1.14)	(0.31)	-

Total distributions	(1.55)	(0.67)	-

Net asset value, end of period	$18.08	$18.73	$20.89

Total returnB	5.98%	(7.47)%	17.36	%C

Ratios and supplemental data:
Net assets, end of period	$179,802,437	$48,725,523	$6,367,999
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.70%	0.89	%D
Expenses, net of reimbursements	0.66%	0.66%	0.66	%D
Net investment income, before expense reimbursements	3.09%	2.11%	1.63	%D
Net investment income, net of reimbursements	3.13%	2.15%	1.85	%D
Portfolio turnover rate	36%	29%	32	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

60

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	January 22, 2019A to October 31, 2019

Net asset value, beginning of period	$14.78

Income from investment operations:
Net investment income	0.21
Net gains on investments (both realized and unrealized)	0.66

Total income (loss) from investment operations	0.87

Net asset value, end of period	$15.65

Total returnB	5.89	%C

Ratios and supplemental data:
Net assets, end of period	$37,138,368
Ratios to average net assets:
Expenses, before reimbursements	0.93	%D
Expenses, net of reimbursements	0.89	%D
Net investment income, before expense reimbursements	2.18	%D
Net investment income, net of reimbursements	2.22	%D
Portfolio turnover rate	35	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period ended herein.

See accompanying notes

61

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	January 22, 2019A to October 31, 2019

Net asset value, beginning of period	$14.78

Income from investment operations:
Net investment income	0.23
Net gains on investments (both realized and unrealized)	0.63

Total income (loss) from investment operations	0.86

Net asset value, end of period	$15.64

Total returnB	5.82	%C

Ratios and supplemental data:
Net assets, end of period	$229,275,205
Ratios to average net assets:
Expenses, before reimbursements	0.98	%D
Expenses, net of reimbursements	0.98	%D
Net investment income, before expense reimbursements	2.10	%D
Net investment income, net of reimbursements	2.10	%D
Portfolio turnover rate	35	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period ended herein.

See accompanying notes

62

American Beacon Tocqueville International Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2019	2018		2017		2016		2015

Net asset value, beginning of period	$15.06	$17.58		$14.44		$14.59		$14.48

Income (loss) from investment operations:
Net investment income	0.40	0.24	A	0.14	A	0.14	A	0.15	A
Net gains (losses) on investments (both realized and unrealized)	0.34	(2.53)		3.23		0.14		0.80

Total income (loss) from investment operations	0.74	(2.29)		3.37		0.28		0.95

Less distributions:
Dividends from net investment income	(0.19)	(0.17)		(0.15)		(0.25)		(0.32)
Distributions from net realized gains	-	(0.06)		(0.08)		(0.18)		(0.52)

Total distributions	(0.19)	(0.23)		(0.23)		(0.43)		(0.84)

Redemption fees added to beneficial interests	-	-		-		-		0.00	B

Net asset value, end of period	$15.61	$15.06		$17.58		$14.44		$14.59

Total returnC	5.03%	(13.20)%		23.70%		2.00%		7.20%

Ratios and supplemental data:
Net assets, end of period	$355,423,059	$1,060,000,108		$1,120,993,795		$525,808,058		$333,761,762
Ratios to average net assets:
Expenses, before reimbursements	1.29%	1.48%		1.53%		1.58%		1.57%
Expenses, net of reimbursements	1.18%	1.25%		1.25%		1.25%		1.25%
Net investment income, before expense reimbursements	1.42%	1.09%		0.73%		0.90%		0.71%
Net investment income, net of reimbursements	1.53%	1.32%		1.01%		1.23%		1.03%
Portfolio turnover rate	35%	25%		22%		26%		42%

A	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

63

American Beacon FundsSM

Federal Tax Information

October 31, 2019 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

International Equity	N/A
Tocqueville International Value	N/A

Qualified Dividend Income:

International Equity	100%
Tocqueville International Value	100%

Long-Term Capital Gain Distributions:

International Equity	$168,945,606
Tocqueville International Value	-

Short-Term Capital Gain Distributions:

International Equity	$2,971,370
Tocqueville International Value	-

Foreign tax credit:

International Equity	$9,599,774
Tocqueville International Value	1,847,761

The foreign tax credits for International Equity and Tocqueville International Value are based on foreign source income of $109,594,494 and $23,112,399, respectively for the year ended October 31, 2019.

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

64

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon International Equity Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”) and Templeton Investment Counsel, LLC (“Templeton”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.
The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

65

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of the Fund’s benchmark index, and, with respect to Causeway and Lazard, a composite of similar accounts managed by the subadvisor. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that,

66

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund’s R6 Class shares that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by Causeway and Lazard that the fee rate negotiated by the Manager is favorable relative to the fee rates that the relevant subadvisor charges for any comparable client accounts, and representations made by Templeton that, for fee comparison purposes, it does not manage any comparable client accounts and therefore could not provide fee schedules for comparable investment accounts managed by Templeton. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board considered that it was advised that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or a subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom

67

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with each subadvisor, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2018)

Causeway	5 Years	2	nd Quintile
Lazard	5 Years	1	st Quintile
Templeton	5 Years	5	th Quintile

The Board also considered: (1) that, given the Fund’s value focus, the Morningstar Foreign Large Value category would provide a more appropriate peer group comparison than the Broadridge performance universe, which utilizes the Lipper Foreign Large Core category; (2) the Fund’s more limited exposure to emerging market countries than the funds in its Broadridge performance universe and, accordingly, the Manager expects the Fund to underperform its Broadridge and Morningstar peer groups when emerging markets outperform developed markets; (3) Templeton’s representations regarding the implementation of enhancements to its investment process and personnel changes; (4) information provided by each subadvisor, other than Templeton, regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Fund;

68

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

(5) Templeton’s representation that it has no other comparable accounts in the same strategy as the subadvisor manages its allocation of the Fund; (6) the Manager’s recommendation to continue to retain each subadvisor; and (7) the Manager’s representation that, while the Manager was recommending that the Board continue to retain Templeton, the Manager continues to evaluate the performance of Templeton’s portion of the Fund and whether to make any further recommendations with respect to that subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

69

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

70

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

71

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present).

72

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

73

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

74

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

75

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

76

American Beacon FundsSM

Privacy Policy

October 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon International Equity Fund and American Beacon Tocqueville International Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/19

American Beacon®
FUNDS

2019 ANNUAL REPORT

October 31, 2019

LARGE CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

LARGE CAP VALUE FUND RISKS

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2019 (Unaudited)

For the 12-month period ended October 31, 2019, the U.S. equity markets rallied strongly after a depressed start to the period that saw market volatility spike to its highest level in seven years during the fourth quarter of 2018. The S&P 500 Index and the Dow Jones Industrial Average returned 14.33% and 10.32%, respectively, for the period. Growth broadly outperformed Value across all market caps; the Russell 1000 Growth Index and the Russell 1000 Value Index returned 17.10% and 11.21%, respectively, and the Russell Midcap Growth Index and the Russell Midcap Value Index returned 18.93% and 10.08%, respectively. Large and mid-cap stocks also did significantly better than small-cap stocks; the Russell 1000 Index returned 14.15% and the Russell Midcap Index returned 13.72%, compared to the Russell 2000 Index return of 4.90%.

All of this occurred in an environment that saw rising fears of economic recession as the current expansion entered its 11th year, intensified by the effects of an escalating trade war, as well as concerns over the ability of the Federal Reserve (the “Fed”) policy to forestall the effects of an economic downturn. Feeding these uncertainties, growth slowed during the period as the third quarter’s gross domestic product decelerated to 1.9% from its peak rate of 3.5% in the second quarter of 2018. Corporate earnings growth also slowed with profit growth.

The Fed did alter its policy course at year end 2018 and began lowering the federal funds rate in the third quarter of 2019. At the same time, the economic strength underlying the U.S. economy remained resilient with the September unemployment rate at 3.5%, a 40-year low. In addition, the consumer continued to show good strength with both income and expenditures growing at healthy rates. Also, ongoing tariff negotiations between the U.S. and China are providing hope to prospects of settlement. Collectively, all of these factors kept the markets positive going into the fiscal year end.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

The Investor Class of the American Beacon Large Cap Value Fund (the “Fund”) returned 9.81% for the twelve months ended October 31, 2019, underperforming the Russell 1000® Value Index (the “Index”) return of 11.21% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2009 through 10/31/2019

Total Returns for the Period ended October 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2009- 10/31/2019
Institutional Class (1,6)	AADEX	10.18%	11.40%	6.89%	11.34%	$29,271
Y Class (1,6)	ABLYX	10.05%	11.30%	6.80%	11.24%	$29,011
Investor Class (1,6)	AAGPX	9.81%	11.03%	6.53%	10.96%	$28,282
Advisor Class (1,6)	AVASX	9.56%	10.84%	6.36%	10.79%	$27,870
A Class without sales charge (1,2,6)	ALVAX	9.68%	10.97%	6.48%	10.86%	$28,046
A Class with sales charge (1,2,6)	ALVAX	3.36%	8.80%	5.23%	10.21%	$26,427
C Class without sales charge (1,3,6)	ALVCX	8.94%	10.23%	5.74%	10.11%	$26,202
C Class with sales charge (1,3,6)	ALVCX	7.94%	10.23%	5.74%	10.11%	$26,202
R6 Class (1,4,6)	AALRX	10.15%	11.40%	6.89%	11.34%	$29,273

Russell 1000® Value Index (5)		11.21%	10.51%	7.61%	11.96%	$30,959

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

2.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/09. A Class shares have a maximum sales charge of 5.75%.

3.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/09. A portion of the fees charged to the C Class was waived from 2010 through 2012, partially recovered in 2013 and 2014, and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown for 2010 through 2012 and for 2018. C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the three-year, five-year and ten-year periods represents the returns achieved by the Institutional Class from 10/31/09 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/09. A portion of the fees charged to the R6 Class of the Fund was waived in 2017 and 2018 and partially recovered in 2019. Performance prior to waiving fees was lower than the actual returns shown for 2017 and 2018.

5.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C and R6 Class shares were 0.62%, 0.68%, 0.95%, 1.09%, 0.93%, 1.64% and 0.59%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index as sector allocation detracted more value than that gained by stock selection for the twelve month period.

The Fund’s investments in the Consumer Discretionary and Financials sectors helped the most with respect to stock selection. Positions in Dollar General Corp. (up 44.7%) and PulteGroup, Inc. (up 62.9%) added to the Fund’s returns in the Consumer Discretionary sector. Within Financials, positions in American International Group (up 33.1%) and The Blackstone Group LP (up 48.7%) contributed to the Fund’s relative performance. Meanwhile, in the Consumer Staples sector, the Fund’s positions in Altria Group, Inc. (down 26.2%) and Imperial Brands Plc. Sponsored ADR (down 29.3%) hurt the Fund’s performance the most for the period.

Sector allocation weighed on relative performance as an overweight to Energy (down 12.3%) and an underweight to Real Estate (up 25.2%) hurt relative performance compared to the Index. The Fund’s overweight position in the Industrials sector (up 16.8%) somewhat muted relative underperformance during the period.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

4

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

Top Ten Holdings (% Net Assets)
JPMorgan Chase & Co.		2.8
Citigroup, Inc.		2.7
Wells Fargo & Co.		2.4
Medtronic PLC		2.3
Comcast Corp., Class A		2.1
Microsoft Corp.		1.9
American International Group, Inc.		1.8
Bank of America Corp.		1.8
BP PLC, Sponsored ADR		1.7
General Motors Co.		1.7

Total Fund Holdings	190

Sector Allocation (% Equities)
Financials		23.8
Health Care		13.6
Energy		11.6
Industrials		11.0
Information Technology		10.1
Consumer Discretionary		8.5
Communication Services		6.2
Materials		5.7
Consumer Staples		5.3
Utilities		4.0
Real Estate		0.2

5

American Beacon Large Cap Value FundSM

Expense Example

October 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Large Cap Value FundSM

Expense Example

October 31, 2019 (Unaudited)

American Beacon Large Cap Value Fund

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019-10/31/2019*
Institutional Class
Actual	$1,000.00	$1,025.30	$3.32
Hypothetical**	$1,000.00	$1,021.93	$3.31
Y Class
Actual	$1,000.00	$1,025.20	$3.62
Hypothetical**	$1,000.00	$1,021.63	$3.62
Investor Class
Actual	$1,000.00	$1,023.60	$5.00
Hypothetical**	$1,000.00	$1,020.27	$4.99
Advisor Class
Actual	$1,000.00	$1,023.10	$5.71
Hypothetical**	$1,000.00	$1,019.56	$5.70
A Class
Actual	$1,000.00	$1,023.50	$5.36
Hypothetical**	$1,000.00	$1,019.91	$5.35
C Class
Actual	$1,000.00	$1,019.60	$8.70
Hypothetical**	$1,000.00	$1,016.59	$8.69
R6 Class
Actual	$1,000.00	$1,025.40	$2.96
Hypothetical**	$1,000.00	$1,022.28	$2.96

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.65%, 0.71%, 0.98%, 1.12%, 1.05%, 1.71%, and 0.58% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Large Cap Value Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2019

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.86%

Communication Services - 6.02%

Diversified Telecommunication Services - 1.20%
AT&T, Inc.	1,520,900	$58,539,441
Verizon Communications, Inc.	104,195	6,300,672

		64,840,113

Interactive Media & Services - 0.92%
Alphabet, Inc., Class AA	15,700	19,763,160
Facebook, Inc., Class AA	157,200	30,127,380

		49,890,540

Media - 3.44%
CBS Corp., Class B, NVDR	293,103	10,563,432
Comcast Corp., Class A	2,555,843	114,552,883
Discovery, Inc., Class CA	1,045,000	26,375,800
Interpublic Group of Cos., Inc.	300,000	6,525,000
News Corp., Class A	1,294,300	17,744,853
Omnicom Group, Inc.	135,427	10,453,610

		186,215,578

Wireless Telecommunication Services - 0.46%
Vodafone Group PLC, Sponsored ADR	1,225,850	25,031,857

Total Communication Services		325,978,088

Consumer Discretionary - 8.22%

Auto Components - 1.37%
Adient PLC	406,398	8,611,574
Aptiv PLC	131,226	11,751,288
Goodyear Tire & Rubber Co.	639,100	10,142,517
Lear Corp.	18,118	2,133,757
Magna International, Inc.	776,541	41,754,609

		74,393,745

Automobiles - 1.97%
General Motors Co.	2,549,149	94,726,377
Harley-Davidson, Inc.B	304,968	11,866,305

		106,592,682

Hotels, Restaurants & Leisure - 1.06%
Aramark	998,367	43,688,540
Norwegian Cruise Line Holdings Ltd.A	265,600	13,481,856

		57,170,396

Household Durables - 1.29%
DR Horton, Inc.	336,900	17,643,453
Mohawk Industries, Inc.A	191,100	27,399,918
PulteGroup, Inc.	627,300	24,615,252

		69,658,623

Internet & Direct Marketing Retail - 0.18%
eBay, Inc.	278,700	9,824,175

Multiline Retail - 1.29%
Dollar General Corp.	437,343	70,123,577

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.86% (continued)

Consumer Discretionary - 8.22% (continued)

Specialty Retail - 1.02%
Advance Auto Parts, Inc.	119,974	$19,493,375
Lowe’s Cos., Inc.	321,867	35,923,576

		55,416,951

Textiles, Apparel & Luxury Goods - 0.04%
Hanesbrands, Inc.	138,581	2,107,817

Total Consumer Discretionary		445,287,966

Consumer Staples - 5.16%

Beverages - 1.02%
Diageo PLC, Sponsored ADR	101,624	16,653,125
Molson Coors Brewing Co., Class B	585,750	30,880,740
PepsiCo, Inc.	54,566	7,484,818

		55,018,683

Food Products - 1.86%
Archer-Daniels-Midland Co.	166,190	6,986,628
Danone S.A., Sponsored ADR	367,124	6,057,546
Ingredion, Inc.	262,500	20,737,500
JM Smucker Co.	43,889	4,638,189
Mondelez International, Inc., Class A	178,400	9,357,080
Nestle S.A., Sponsored ADR	215,893	23,135,094
Tyson Foods, Inc., Class A	361,040	29,890,501

		100,802,538

Household Products - 0.29%
Colgate-Palmolive Co.	37,433	2,567,904
Kimberly-Clark Corp.	33,860	4,499,317
Procter & Gamble Co.	24,445	3,043,647
Reckitt Benckiser Group PLC, Sponsored ADRB	356,873	5,627,887

		15,738,755

Personal Products - 0.33%
Unilever PLC, Sponsored ADR	299,300	17,990,923

Tobacco - 1.66%
Altria Group, Inc.	614,525	27,524,575
Imperial Brands PLC, Sponsored ADR	628,767	13,832,874
Philip Morris International, Inc.	593,975	48,373,324

		89,730,773

Total Consumer Staples		279,281,672

Energy - 11.24%

Energy Equipment & Services - 1.81%
Halliburton Co.	1,889,200	36,367,100
National Oilwell Varco, Inc.	1,083,200	24,501,984
Schlumberger Ltd.	1,145,217	37,437,144

		98,306,228

Oil, Gas & Consumable Fuels - 9.43%
Apache Corp.	951,200	20,602,992
BP PLC, Sponsored ADR	2,481,676	94,080,337
Canadian Natural Resources Ltd.	2,115,703	53,358,030
Chevron Corp.	580,648	67,436,459
ConocoPhillips	1,291,845	71,309,844

See accompanying notes

10

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.86% (continued)

Energy - 11.24% (continued)

Oil, Gas & Consumable Fuels - 9.43% (continued)
EOG Resources, Inc.	120,008	$8,317,754
Exxon Mobil Corp.	119,676	8,086,507
Hess Corp.	370,192	24,340,124
Kosmos Energy Ltd.	820,845	5,089,239
Marathon Oil Corp.	1,904,486	21,958,723
Marathon Petroleum Corp.	180,680	11,554,486
Murphy Oil Corp.B	765,760	15,797,629
Phillips 66	460,851	53,836,614
Pioneer Natural Resources Co.	36,196	4,452,832
Royal Dutch Shell PLC, Class A, Sponsored ADR	337,322	19,554,556
Royal Dutch Shell PLC, Class B, Sponsored ADR	349,100	20,349,039
Suncor Energy, Inc.	355,169	10,544,968

		510,670,133

Total Energy		608,976,361

Financials - 23.03%

Banks - 11.86%
Banco Santander S.A., Sponsored ADRB	4,603,800	18,231,048
Bank of America Corp.	3,077,244	96,225,420
BB&T Corp.	368,827	19,566,272
CIT Group, Inc.	133,200	5,712,948
Citigroup, Inc.	1,999,421	143,678,393
Citizens Financial Group, Inc.	552,553	19,427,763
Fifth Third Bancorp	237,200	6,897,776
JPMorgan Chase & Co.	1,228,185	153,424,870
PNC Financial Services Group, Inc.	128,064	18,786,989
US Bancorp	513,032	29,253,085
Wells Fargo & Co.	2,538,882	131,082,478

		642,287,042

Capital Markets - 3.36%
Bank of New York Mellon Corp.	371,627	17,373,562
BlackRock, Inc.	26,297	12,141,325
E*TRADE Financial Corp.	351,600	14,693,364
Goldman Sachs Group, Inc.	285,762	60,975,895
Moody’s Corp.	52,168	11,512,956
Morgan Stanley	299,578	13,795,567
Nasdaq, Inc.	152,269	15,191,878
State Street Corp.	447,751	29,582,909
T Rowe Price Group, Inc.	56,031	6,488,390

		181,755,846

Consumer Finance - 1.50%
American Express Co.	83,889	9,838,502
Capital One Financial Corp.	287,291	26,789,886
Discover Financial Services	147,600	11,846,376
Navient Corp.	833,622	11,478,975
SLM Corp.	2,547,596	21,501,710

		81,455,449

Diversified Financial Services - 1.66%
AXA Equitable Holdings, Inc.	899,200	19,422,720
Berkshire Hathaway, Inc., Class BA	331,337	70,435,619

		89,858,339

See accompanying notes

11

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.86% (continued)

Financials - 23.03% (continued)

Insurance - 3.97%
American International Group, Inc.	1,842,468	$97,577,105
Aon PLC	157,591	30,440,278
Chubb Ltd.	172,858	26,347,016
Marsh & McLennan Cos., Inc.	169,133	17,525,562
Travelers Cos., Inc.	327,952	42,981,389

		214,871,350

Mortgage Real Estate Investment Trusts (REITs) - 0.68%
Annaly Capital Management, Inc.	2,567,300	23,054,354
Two Harbors Investment Corp.	990,300	13,735,461

		36,789,815

Total Financials		1,247,017,841

Health Care - 13.16%

Biotechnology - 0.71%
AbbVie, Inc.	202,000	16,069,100
Biogen, Inc.A	31,100	9,289,881
Gilead Sciences, Inc.	204,640	13,037,614

		38,396,595

Health Care Equipment & Supplies - 3.50%
Abbott Laboratories	202,263	16,911,209
Danaher Corp.	164,390	22,656,230
Medtronic PLC	1,151,442	125,392,034
Zimmer Biomet Holdings, Inc.	177,117	24,482,883

		189,442,356

Health Care Providers & Services - 3.06%
Anthem, Inc.	192,900	51,905,532
Centene Corp.A	146,600	7,781,528
Cigna Corp.	140,554	25,083,267
CVS Health Corp.	776,490	51,551,171
HCA Healthcare, Inc.	50,900	6,797,186
McKesson Corp.	67,037	8,915,921
UnitedHealth Group, Inc.	53,500	13,519,450

		165,554,055

Life Sciences Tools & Services - 0.34%
Thermo Fisher Scientific, Inc.	61,379	18,535,231

Pharmaceuticals - 5.55%
AstraZeneca PLC, Sponsored ADR	328,400	16,101,452
Bristol-Myers Squibb Co.	649,752	37,276,272
GlaxoSmithKline PLC, Sponsored ADR	457,934	20,973,377
Horizon Therapeutics PLCA	252,922	7,311,975
Jazz Pharmaceuticals PLCA	105,168	13,212,256
Johnson & Johnson	476,140	62,869,525
Merck & Co., Inc.	489,348	42,406,898
Mylan N.V.A	501,085	9,595,778
Novartis AG, Sponsored ADR	32,790	2,867,158
Pfizer, Inc.	1,357,548	52,089,117
Roche Holding AG, Sponsored ADR	156,197	5,876,131
Sanofi, ADR	651,882	30,038,722

		300,618,661

Total Health Care		712,546,898

See accompanying notes

12

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.86% (continued)

Industrials - 10.64%

Aerospace & Defense - 2.17%
Embraer S.A., Sponsored ADR	229,600	$3,988,152
General Dynamics Corp.	64,796	11,455,933
Lockheed Martin Corp.	38,973	14,680,349
Northrop Grumman Corp.	79,585	28,052,121
Raytheon Co.	124,737	26,470,439
United Technologies Corp.	229,881	33,006,314

		117,653,308

Air Freight & Logistics - 0.24%
FedEx Corp.	86,900	13,266,154

Airlines - 0.64%
American Airlines Group, Inc.	1,147,940	34,507,076

Building Products - 1.16%
Johnson Controls International PLC	1,446,797	62,689,714

Construction & Engineering - 0.09%
Fluor Corp.	316,800	5,103,648

Electrical Equipment - 0.48%
Eaton Corp. PLC	295,485	25,739,698

Industrial Conglomerates - 2.71%
3M Co.	68,267	11,263,372
General Electric Co.	7,914,772	78,989,425
Honeywell International, Inc.	326,667	56,425,191

		146,677,988

Machinery - 2.06%
CNH Industrial N.V.	2,532,839	27,633,273
Cummins, Inc.	152,997	26,388,923
Illinois Tool Works, Inc.	132,393	22,318,812
Ingersoll-Rand PLC	109,064	13,839,131
PACCAR, Inc.	89,951	6,841,673
Stanley Black & Decker, Inc.	96,675	14,629,828

		111,651,640

Professional Services - 0.21%
Equifax, Inc.	84,012	11,485,281

Road & Rail - 0.45%
Canadian National Railway Co.	84,820	7,580,363
Union Pacific Corp.	100,100	16,562,546

		24,142,909

Trading Companies & Distributors - 0.43%
AerCap Holdings N.V.A	405,600	23,476,128

Total Industrials		576,393,544

Information Technology - 9.78%

Communications Equipment - 0.25%
Telefonaktiebolaget LM Ericsson, Sponsored ADRB	1,567,020	13,664,415

See accompanying notes

13

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.86% (continued)

Information Technology - 9.78% (continued)

Electronic Equipment, Instruments & Components - 1.04%
Corning, Inc.	998,440	$29,583,777
IPG Photonics Corp.A	127,800	17,160,984
TE Connectivity Ltd.	105,000	9,397,500

		56,142,261

IT Services - 1.39%
Accenture PLC, Class A	181,763	33,702,495
Cognizant Technology Solutions Corp., Class A	86,270	5,257,294
Fidelity National Information Services, Inc.	130,595	17,207,197
Fiserv, Inc.A	181,154	19,227,686

		75,394,672

Semiconductors & Semiconductor Equipment - 2.83%
Analog Devices, Inc.	89,026	9,492,842
Marvell Technology Group Ltd.	1,189,300	29,007,027
NVIDIA Corp.	110,300	22,172,506
NXP Semiconductors N.V.	51,089	5,807,797
QUALCOMM, Inc.	629,499	50,636,900
Texas Instruments, Inc.	308,125	36,355,669

		153,472,741

Software - 3.57%
Microsoft Corp.	704,969	101,071,406
Oracle Corp.	1,617,414	88,132,889
Teradata Corp.A	134,394	4,022,412

		193,226,707

Technology Hardware, Storage & Peripherals - 0.70%
Hewlett Packard Enterprise Co.	2,300,844	37,756,850

Total Information Technology		529,657,646

Materials - 5.56%

Chemicals - 3.84%
Air Products & Chemicals, Inc.	256,947	54,796,517
Corteva, Inc.A	799,481	21,090,309
Dow, Inc.A	331,617	16,743,342
DuPont de Nemours, Inc.	633,089	41,726,896
Eastman Chemical Co.	255,026	19,392,177
Huntsman Corp.	597,400	13,220,462
PPG Industries, Inc.	205,067	25,657,983
Sherwin-Williams Co.	26,458	15,142,443

		207,770,129

Containers & Packaging - 0.93%
Crown Holdings, Inc.A	464,700	33,848,748
International Paper Co.	383,786	16,763,773

		50,612,521

Metals & Mining - 0.79%
Freeport-McMoRan, Inc.	1,047,100	10,282,522
Newmont Goldcorp Corp.	823,000	32,697,790

		42,980,312

Total Materials		301,362,962

See accompanying notes

14

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.86% (continued)

Real Estate - 0.22%

Equity Real Estate Investment Trusts (REITs) - 0.22%
Gaming and Leisure Properties, Inc.	172,600	$6,966,136
Public Storage	21,773	4,852,331

		11,818,467

Total Real Estate		11,818,467

Utilities - 3.83%

Electric Utilities - 3.10%
Duke Energy Corp.	304,634	28,714,801
Entergy Corp.	396,426	48,157,830
FirstEnergy Corp.	375,368	18,137,782
PPL Corp.	855,254	28,642,456
Southern Co.	595,218	37,296,360
Xcel Energy, Inc.	105,186	6,680,363

		167,629,592

Multi-Utilities - 0.73%
Dominion Energy, Inc.	480,590	39,672,705

Total Utilities		207,302,297

Total Common Stocks (Cost $4,051,983,814)		5,245,623,742

SHORT-TERM INVESTMENTS - 3.18%

Investment Companies - 3.09%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%C D	167,279,955	167,279,955

	Principal Amount

U.S. Treasury Obligations - 0.09%
U.S. Treasury Bill, 1.87%, Due 2/13/2020E	$5,000,000	4,978,078

Total Short-Term Investments (Cost $172,253,522)		172,258,033

	Shares

SECURITIES LENDING COLLATERAL - 0.38% (Cost $20,296,656)

Investment Companies - 0.38%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%C D	20,296,656	20,296,656

TOTAL INVESTMENTS - 100.42% (Cost $4,244,533,992)		5,438,178,431
LIABILITIES, NET OF OTHER ASSETS - (0.42%)		(22,742,940)

TOTAL NET ASSETS - 100.00%		$5,415,435,491

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2019 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

E This security or a piece thereof is held as segregated collateral.

ADR - American Depositary Receipt.

NVDR - Non Voting Depositary Receipt.

PLC - Public Limited Company.

See accompanying notes

15

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2019

Long Futures Contracts Open on October 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	1,063	December 2019	$158,748,860	$161,352,770	$2,603,910

			$158,748,860	$161,352,770	$2,603,910

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2019, the investments were classified as described below:

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$5,245,623,742	$-	$-	$5,245,623,742
Short-Term Investments	167,279,955	4,978,078	-	172,258,033
Securities Lending Collateral	20,296,656	-	-	20,296,656

Total Investments in Securities - Assets	$5,433,200,353	$4,978,078	$-	$5,438,178,431

Financial Derivative Instruments - Assets
Futures Contracts	$2,603,910	$-	$-	$2,603,910

Total Financial Derivative Instruments - Assets	$2,603,910	$-	$-	$2,603,910

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in unaffiliated securities, at fair value† §	$5,250,601,820
Investments in affiliated securities, at fair value‡	187,576,611
Dividends and interest receivable	5,580,380
Receivable for investments sold	631,038
Receivable for fund shares sold	2,179,647
Receivable for tax reclaims	578,349
Receivable for expense reimbursement (Note 2)	159,529
Receivable for variation margin on open futures contracts (Note 5)	2,606,286
Prepaid expenses	62,453

Total assets	5,449,976,113

Liabilities:
Payable for investments purchased	4,213,207
Payable for fund shares redeemed	3,551,384
Cash due to broker for futures contracts	635,735
Management and sub-advisory fees payable (Note 2)	5,178,226
Service fees payable (Note 2)	192,735
Transfer agent fees payable (Note 2)	88,793
Payable upon return of securities loaned (Note 9)§	20,296,656
Custody and fund accounting fees payable	87,866
Professional fees payable	61,108
Trustee fees payable (Note 2)	37,815
Payable for prospectus and shareholder reports	103,885
Other liabilities	93,212

Total liabilities	34,540,622

Net assets	$5,415,435,491

Analysis of net assets:
Paid-in-capital	$3,828,733,102
Total distributable earnings (deficits)A	1,586,702,389

Net assets	$5,415,435,491

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	110,804,834

Y Class	10,727,471

Investor Class	43,161,993

Advisor Class	2,573,552

A Class	1,526,109

C Class	267,848

R6 Class	26,120,435

Net assets:
Institutional Class	$3,137,789,485

Y Class	$301,457,382

Investor Class	$1,124,625,846

Advisor Class	$66,077,449

A Class	$39,157,098

C Class	$6,811,169

R6 Class	$739,517,062

Net asset value, offering and redemption price per share:
Institutional Class	$28.32

Y Class	$28.10

Investor Class	$26.06

Advisor Class	$25.68

A Class	$25.66

A Class (offering price)	$27.23

C Class	$25.43

R6 Class	$28.31

† Cost of investments in unaffiliated securities	$4,056,957,381
‡ Cost of investments in affiliated securities	$187,576,611
§ Fair value of securities on loan	$48,563,589

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

17

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$148,337,805
Dividend income from affiliated securities (Note 8)	3,661,511
Interest income	193,330
Income derived from securities lending (Note 9)	111,850

Total investment income	152,304,496

Expenses:
Management and sub-advisory fees (Note 2)	31,149,968
Transfer agent fees:
Institutional Class (Note 2)	1,094,270
Y Class (Note 2)	306,345
Investor Class	51,197
Advisor Class	3,261
A Class	2,298
R6 Class	19,962
Custody and fund accounting fees	636,870
Professional fees	273,021
Registration fees and expenses	136,955
Service fees (Note 2):
Investor Class	4,535,505
Advisor Class	164,549
A Class	72,845
C Class	6,803
Distribution fees (Note 2):
Advisor Class	164,038
A Class	117,558
C Class	66,992
Prospectus and shareholder report expenses	392,829
Trustee fees (Note 2)	428,587
Other expenses	637,734

Total expenses	40,261,587

Net fees waived and expenses (reimbursed) (Note 2)	(128,272)

Net expenses	40,133,315

Net investment income	112,171,181

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	361,981,952
Commission recapture (Note 1)	47,799
Foreign currency transactions	(1,788)
Futures contracts	4,328,396
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	23,464,371
Futures contracts	14,221,296

Net gain from investments	404,042,026

Net increase in net assets resulting from operations	$516,213,207

† Foreign taxes	$1,092,237

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

18

American Beacon Large Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$112,171,181	$120,020,703
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	366,356,359	496,658,492
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and futures contracts	37,685,667	(479,861,151)

Net increase in net assets resulting from operations	516,213,207	136,818,044

Distributions to shareholders:
Total retained earnings:
Institutional Class	(307,696,338)	(459,420,239)
Y Class	(24,499,396)	(38,692,156)
Investor Class	(128,259,878)	(196,784,505)
Advisor Class	(5,201,321)	(8,664,880)
A Class	(4,356,396)	(4,240,901)
C Class	(544,161)	(808,195)
R6 Class	(48,893,430)	(17,634,896)

Net distributions to shareholders	(519,450,920)	(726,245,772)

Capital share transactions (Note 11):
Proceeds from sales of shares	777,784,227	1,360,517,349
Reinvestment of dividends and distributions	486,264,603	686,933,740
Cost of shares redeemed	(2,033,070,711)	(2,588,058,224)

Net (decrease) in net assets from capital share transactions	(769,021,881)	(540,607,135)

Net (decrease) in net assets	(772,259,594)	(1,130,034,863)

Net assets:
Beginning of period	6,187,695,085	7,317,729,948

End of period	$5,415,435,491	$6,187,695,085

See accompanying notes

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2019, the Trust consists of thirty-two active series, one of which is presented in this filing: American Beacon Large Cap Value Fund (the “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Class	Eligible Investors	Minimum Initial Investments

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; and Massachusetts Financial Services Company (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$19,827,185
Sub-Advisor Fees	0.20%	11,322,783

Total	0.55%	$31,149,968

22

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2019, the Manager received securities lending fees of $15,156 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Large Cap Value	$1,289,142

23

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

As of October 31, 2019, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Large Cap Value	$41,540

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2019, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Large Cap Value	$165,292	$33,248	$198,540

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2019, the Fund participated as a lender by loaning an average amount of $6,352,992 for 131 days at an average interest rate of 2.96% with interest charges earned of $67,332. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended October 31, 2019, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	11/1/2018 - 10/31/2019	Reimbursed Expenses	(Recouped) Expenses
Large Cap Value	R6	0.58%	$169,110	$(40,838)	2021 - 2022

24

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Of these amounts, $159,529 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at October 31, 2019.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021 - 2022. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Large Cap Value	$29,307	$-	$-	2020 – 2021
Large Cap Value	1,950	-	-	2019 - 2020

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended October 31, 2019, RID collected $527 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2019, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2019, CDSC fees of $3,155 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

25

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities

26

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In

27

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

28

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2019, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2019
Large Cap Value	1,075

29

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$2,603,910	$2,603,910

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$4,328,396	$4,328,396

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$14,221,296	$14,221,296

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2019.

Offsetting of Financial and Derivative Assets as of October 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$2,603,910	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,603,910	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(2,606,910)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$20,296,656	$-	$-	$-	$20,296,656

Total Borrowings	$20,296,656	$-	$-	$-	$20,296,656

Gross amount of recognized liabilities for securities lending transactions					$20,296,656

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

30

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

31

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

32

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending

33

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$82,267,452	$165,506,978
Y Class	6,344,886	13,806,107
Investor Class	30,326,749	66,628,592
Advisor Class	1,133,733	2,835,000
A Class	1,059,821	1,445,057
C Class	88,990	235,964
R6 Class	13,223,221	6,390,376
Long-term capital gains
Institutional Class	225,428,886	293,913,261
Y Class	18,154,510	24,886,049
Investor Class	97,933,129	130,155,913
Advisor Class	4,067,588	5,829,879
A Class	3,296,575	2,795,844
C Class	455,171	572,231
R6 Class	35,670,209	11,244,521

Total distributions paid	$519,450,920	$726,245,772

* For tax purposes, short-term gains are considered ordinary income distributions.

34

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

As of October 31, 2019 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$4,339,764,821	$1,344,205,897	$(245,792,287)	$1,098,413,610

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Large Cap Value	$1,098,413,610	$102,769,462	$385,519,316	$-	$1	$1,586,702,389

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from investments in real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Large Cap Value	$58,968	$(58,968)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2019, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Large Cap Value	$1,235,765,286	$2,270,634,320

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2019 were as follows:

Fund	Type of Transaction	October 31, 2018 Shares/Fair Value	Purchases	Sales	October 31, 2019 Shares/Fair Value	Dividend Income
Large Cap Value	Direct	$266,324,811	$2,525,364,188	$2,624,409,044	$167,279,955	$3,661,511
Large Cap Value	Securities Lending	17,240,346	447,522,595	444,466,285	20,296,656	N/A

35

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Large Cap Value	$48,563,589	$20,296,656	$29,714,969	$50,011,625

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

36

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

10.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2019, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2019		2018
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	12,472,307	$327,028,863	15,590,380	$461,010,040
Reinvestment of dividends	12,176,926	280,069,287	14,507,737	424,641,445
Shares redeemed	(44,099,255)	(1,164,568,728)	(53,655,757)	(1,600,135,398)

Net (decrease) in shares outstanding	(19,450,022)	$(557,470,578)	(23,557,640)	$(714,483,913)

	Y Class
	Year Ended October 31,
	2019		2018
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,802,221	$72,004,319	3,099,705	$91,175,749
Reinvestment of dividends	1,034,674	23,631,954	1,294,567	37,646,020
Shares redeemed	(3,676,176)	(96,626,161)	(6,308,043)	(182,284,089)

Net increase (decrease) in shares outstanding	160,719	$(989,888)	(1,913,771)	$(53,462,320)

	Investor Class
	Year Ended October 31,
	2019		2018
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	4,427,172	$107,951,684	6,511,604	$180,144,427
Reinvestment of dividends	5,946,641	126,187,719	7,135,711	194,091,350
Shares redeemed	(24,387,033)	(587,725,924)	(25,281,746)	(699,918,301)

Net (decrease) in shares outstanding	(14,013,220)	$(353,586,521)	(11,634,431)	$(325,682,524)

37

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2019

	Advisor Class
	Year Ended October 31,
	2019		2018
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	607,878	$13,597,178	327,661	$8,945,251
Reinvestment of dividends	232,028	4,858,669	297,468	7,987,006
Shares redeemed	(686,434)	(16,861,299)	(1,295,285)	(35,519,351)

Net increase (decrease) in shares outstanding	153,472	$1,594,548	(670,156)	$(18,587,094)

	A Class
	Year Ended October 31,
	2019		2018
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	993,379	$22,618,536	652,905	$17,333,416
Reinvestment of dividends	206,632	4,320,676	156,140	4,195,476
Shares redeemed	(1,316,813)	(31,831,074)	(567,054)	(15,500,596)

Net increase (decrease) in shares outstanding	(116,802)	$(4,891,862)	241,991	$6,028,296

	C Class
	Year Ended October 31,
	2019		2018
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	63,051	$1,486,421	28,678	$766,750
Reinvestment of dividends	24,012	500,403	27,603	737,547
Shares redeemed	(85,733)	(2,081,682)	(85,211)	(2,307,165)

Net increase (decrease) in shares outstanding	1,330	$(94,858)	(28,930)	$(802,868)

	R6 Class
	Year Ended October 31,
	2019		2018
Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	8,939,449	$233,097,226	19,947,926	$601,141,716
Reinvestment of dividends	2,031,139	46,695,895	602,696	17,634,896
Shares redeemed	(4,956,502)	(133,375,843)	(1,767,061)	(52,393,324)

Net increase in shares outstanding	6,014,086	$146,417,278	18,783,561	$566,383,288

12.  Subsequent Events

At meetings held on November 11-12, 2019, the Board of the Trust approved the termination of Brandywine Global Investment Management, LLC on behalf of the Fund, effective on or about January 15, 2020.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

38

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$28.41	$30.98	$25.80	$28.38	$31.21

Income (loss) from investment operations:
Net investment income	0.63	0.63	0.59	0.61	0.55
Net gains (losses) on investments (both realized and unrealized)	1.69	(0.07)	5.41	(0.29)	(0.70)

Total income (loss) from investment operations	2.32	0.56	6.00	0.32	(0.15)

Less distributions:
Dividends from net investment income	(0.55)	(0.55)	(0.60)	(0.52)	(0.67)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)

Total distributions	(2.41)	(3.13)	(0.82)	(2.90)	(2.68)

Net asset value, end of period	$28.32	$28.41	$30.98	$25.80	$28.38

Total returnB	10.14%	1.51%	23.60%	1.69%	(0.76)%

Ratios and supplemental data:
Net assets, end of period	$3,137,789,485	$3,700,700,522	$4,765,771,483	$5,137,688,375	$6,198,883,300
Ratios to average net assets:
Expenses, before reimbursements	0.63%	0.62%	0.60%	0.60%	0.58%
Expenses, net of reimbursements	0.63%	0.62%	0.60%	0.60%	0.58%
Net investment income, before expense reimbursements	2.07%	1.83%	1.78%	2.16%	1.88%
Net investment income, net of reimbursements	2.07%	1.83%	1.78%	2.16%	1.88%
Portfolio turnover rate	23%	23%	25%	25%	32%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

39

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$28.20	$30.78	$25.64	$28.21	$31.04

Income (loss) from investment operations:
Net investment income	0.56	0.57	0.48	0.59	0.56
Net gains (losses) on investments (both realized and unrealized)	1.72	(0.04)	5.46	(0.29)	(0.72)

Total income (loss) from investment operations	2.28	0.53	5.94	0.30	(0.16)

Less distributions:
Dividends from net investment income	(0.52)	(0.53)	(0.58)	(0.49)	(0.66)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)

Total distributions	(2.38)	(3.11)	(0.80)	(2.87)	(2.67)

Net asset value, end of period	$28.10	$28.20	$30.78	$25.64	$28.21

Total returnA	10.05%	1.42%	23.51%	1.61%	(0.80)%

Ratios and supplemental data:
Net assets, end of period	$301,457,382	$298,017,629	$384,155,569	$349,542,346	$419,096,844
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.68%	0.67%	0.67%	0.67%
Expenses, net of reimbursements	0.70%	0.68%	0.67%	0.67%	0.67%
Net investment income, before expense reimbursements	1.98%	1.77%	1.69%	2.08%	1.80%
Net investment income, net of reimbursements	1.98%	1.77%	1.69%	2.08%	1.80%
Portfolio turnover rate	23%	23%	25%	25%	32%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

40

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$26.33	$28.92	$24.13	$26.70	$29.51

Income (loss) from investment operations:
Net investment income	0.41	0.41	0.40	0.46	0.45
Net gains (losses) on investments (both realized and unrealized)	1.63	0.02	5.12	(0.25)	(0.68)

Total income (loss) from investment operations	2.04	0.43	5.52	0.21	(0.23)

Less distributions:
Dividends from net investment income	(0.45)	(0.44)	(0.51)	(0.40)	(0.57)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)

Total distributions	(2.31)	(3.02)	(0.73)	(2.78)	(2.58)

Net asset value, end of period	$26.06	$26.33	$28.92	$24.13	$26.70

Total returnA	9.77%	1.18%	23.20%	1.33%	(1.07)%

Ratios and supplemental data:
Net assets, end of period	$1,124,625,846	$1,505,354,807	$1,990,199,621	$2,245,534,741	$3,167,585,961
Ratios to average net assets:
Expenses, before reimbursements	0.96%	0.95%	0.92%	0.93%	0.93%
Expenses, net of reimbursements	0.96%	0.95%	0.92%	0.93%	0.93%
Net investment income, before expense reimbursements	1.74%	1.50%	1.46%	1.84%	1.54%
Net investment income, net of reimbursements	1.74%	1.50%	1.46%	1.84%	1.54%
Portfolio turnover rate	23%	23%	25%	25%	32%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

41

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$25.95	$28.54	$23.82	$26.40	$29.24

Income (loss) from investment operations:
Net investment income	0.47	0.28	0.21	0.40	0.40
Net gains (losses) on investments (both realized and unrealized)	1.52	0.10	5.20	(0.22)	(0.66)

Total income (loss) from investment operations	1.99	0.38	5.41	0.18	(0.26)

Less distributions:
Dividends from net investment income	(0.40)	(0.39)	(0.47)	(0.38)	(0.57)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)

Total distributions	(2.26)	(2.97)	(0.69)	(2.76)	(2.58)

Net asset value, end of period	$25.68	$25.95	$28.54	$23.82	$26.40

Total returnB	9.64%	1.00%	23.00%	1.21%	(1.19)%

Ratios and supplemental data:
Net assets, end of period	$66,077,449	$62,811,940	$88,196,090	$113,168,437	$140,975,319
Ratios to average net assets:
Expenses, before reimbursements	1.10%	1.09%	1.07%	1.08%	1.07%
Expenses, net of reimbursements	1.10%	1.09%	1.07%	1.08%	1.07%
Net investment income, before expense reimbursements	1.58%	1.36%	1.31%	1.69%	1.40%
Net investment income, net of reimbursements	1.58%	1.36%	1.31%	1.69%	1.40%
Portfolio turnover rate	23%	23%	25%	25%	32%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

42

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$26.00	$28.61	$23.90	$26.51	$29.38

Income (loss) from investment operations:
Net investment income	0.40	0.48	0.28	0.42	0.47
Net gains (losses) on investments (both realized and unrealized)	1.59	(0.06)	5.17	(0.21)	(0.71)

Total income (loss) from investment operations	1.99	0.42	5.45	0.21	(0.24)

Less distributions:
Dividends from net investment income	(0.47)	(0.45)	(0.52)	(0.44)	(0.62)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)

Total distributions	(2.33)	(3.03)	(0.74)	(2.82)	(2.63)

Net asset value, end of period	$25.66	$26.00	$28.61	$23.90	$26.51

Total returnA	9.72%	1.15%	23.13%	1.33%	(1.14)%

Ratios and supplemental data:
Net assets, end of period	$39,157,098	$42,722,617	$40,073,435	$35,071,001	$39,401,153
Ratios to average net assets:
Expenses, before reimbursements	1.01%	0.93%	0.98%	0.98%	0.97%
Expenses, net of reimbursements	1.01%	0.93%	0.98%	0.98%	0.97%
Net investment income, before expense reimbursements	1.68%	1.49%	1.38%	1.78%	1.48%
Net investment income, net of reimbursements	1.68%	1.49%	1.38%	1.78%	1.48%
Portfolio turnover rate	23%	23%	25%	25%	32%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

43

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of period	$25.71		$28.27	$23.57	$26.17	$29.03

Income (loss) from investment operations:
Net investment income	0.26		0.21	0.09	0.20	0.27
Net gains (losses) on investments (both realized and unrealized)	1.57		0.05	5.11	(0.19)	(0.70)

Total income (loss) from investment operations	1.83		0.26	5.20	0.01	(0.43)

Less distributions:
Dividends from net investment income	(0.25)		(0.24)	(0.28)	(0.23)	(0.42)
Distributions from net realized gains	(1.86)		(2.58)	(0.22)	(2.38)	(2.01)

Total distributions	(2.11)		(2.82)	(0.50)	(2.61)	(2.43)

Net asset value, end of period	$25.43		$25.71	$28.27	$23.57	$26.17

Total returnA	8.94%		0.57%	22.27%	0.51%	(1.83)%

Ratios and supplemental data:
Net assets, end of period	$6,811,169		$6,851,003	$8,351,349	$8,950,263	$12,389,141
Ratios to average net assets:
Expenses, before reimbursements	1.70%		1.64%	1.72%	1.74%	1.73%
Expenses, net of reimbursements	1.70	%B	1.54%	1.72%	1.74%	1.73%
Net investment income, before expense reimbursements	0.99%		0.79%	0.66%	1.02%	0.73%
Net investment income, net of reimbursements	0.99%		0.90%	0.66%	1.02%	0.73%
Portfolio turnover rate	23%		23%	25%	25%	32%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

See accompanying notes

44

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,		February 28, 2017A to October 31,
	2019	2018	2017

Net asset value, beginning of period	$28.41	$30.98	$28.64

Income from investment operations:
Net investment income	0.61	0.59	0.12
Net gains (losses) on investments (both realized and unrealized)	1.71	(0.02)	2.22

Total income from investment operations	2.32	0.57	2.34

Less distributions:
Dividends from net investment income	(0.56)	(0.56)	-
Distributions from net realized gains	(1.86)	(2.58)	-

Total distributions	(2.42)	(3.14)	-

Net asset value, end of period	$28.31	$28.41	$30.98

Total returnB	10.15%	1.54%	8.17	%C

Ratios and supplemental data:
Net assets, end of period	$739,517,062	$571,236,567	$40,982,401
Ratios to average net assets:
Expenses, before reimbursements	0.60%	0.59%	0.60	%D
Expenses, net of reimbursements	0.58%	0.58%	0.58	%D
Net investment income, before expense reimbursements	2.07%	1.75%	1.38	%D
Net investment income, net of reimbursements	2.09%	1.76%	1.40	%D
Portfolio turnover rate	23%	23%	25	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

45

American Beacon FundsSM

Federal Tax Information

October 31, 2019 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Large Cap Value	87.40%

Qualified Dividend Income:

Large Cap Value	100.00%

Long-Term Capital Gain Distributions:

Large Cap Value	$385,006,068

Short-Term Capital Gain Distributions:

Large Cap Value	$20,974,195

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

46

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Large Cap Value Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) and Massachusetts Financial Services Company (“MFS”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

47

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of similar accounts or a composite of similar accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that,

48

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund’s R6 Class shares that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board considered that it was advised that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or a subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the

49

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

In considering the renewal of the Investment Advisory Agreements with each subadvisor, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2018)

Barrow	5 Years	2	nd Quintile
Brandywine	5 Years	5	th Quintile
Hotchkis	5 Years	3	rd Quintile
MFS	5 Years	1	st Quintile

The Board also considered: (1) Brandywine’s value-disciplined consistent process and consistent team; (2) the Manager’s explanation that Brandywine’s deep value investment style (in companies with more significant discounts to price-to-earnings and price-to book ratios relative to other investment managers) was out of favor for the latter part of 2018 but has rebounded in 2019; (3) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages its allocation of the Fund; (4) Brandywine’s and Hotchkis’ improved recent short-term performance; (5) the Manager’s recommendation to continue to retain each subadvisor; and (6) the Manager’s representation that, while the Manager was recommending that the Board continue to retain Brandywine, the Manager continues to evaluate the performance of Brandywine’s portion of the Fund and whether to make any further recommendations with respect to that subadvisor.

50

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

51

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

52

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

53

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present).

54

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

58

American Beacon FundsSM

Privacy Policy

October 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

59

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60

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/19

American Beacon®
FUNDS

2019 ANNUAL REPORT

October 31, 2019

SMALL CAP VALUE FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SMALL CAP VALUE FUND RISKS

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2019 (Unaudited)

For the 12-month period ended October 31, 2019, the U.S. equity markets rallied strongly after a depressed start to the period that saw market volatility spike to its highest level in seven years during the fourth quarter of 2018. The S&P 500 Index and the Dow Jones Industrial Average returned 14.33% and 10.32%, respectively, for the period. Growth broadly outperformed Value across all market caps; the Russell 1000 Growth Index and the Russell 1000 Value Index returned 17.10% and 11.21%, respectively, and the Russell Midcap Growth Index and the Russell Midcap Value Index returned 18.93% and 10.08%, respectively. Large and mid-cap stocks also did significantly better than small-cap stocks; the Russell 1000 Index returned 14.15% and the Russell Midcap Index returned 13.72%, compared to the Russell 2000 Index return of 4.90%.

All of this occurred in an environment that saw rising fears of economic recession as the current expansion entered its 11th year, intensified by the effects of an escalating trade war, as well as concerns over the ability of the Federal Reserve (the “Fed”) policy to forestall the effects of an economic downturn. Feeding these uncertainties, growth slowed during the period as the third quarter’s gross domestic product decelerated to 1.9% from its peak rate of 3.5% in the second quarter of 2018. Corporate earnings growth also slowed with profit growth.

The Fed did alter its policy course at year end 2018 and began lowering the federal funds rate in the third quarter of 2019. At the same time, the economic strength underlying the U.S. economy remained resilient with the September unemployment rate at 3.5%, a 40-year low. In addition, the consumer continued to show good strength with both income and expenditures growing at healthy rates. Also, ongoing tariff negotiations between the U.S. and China are providing hope to prospects of settlement. Collectively, all of these factors kept the markets positive going into the fiscal year end.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

The Investor Class of the American Beacon Small Cap Value Fund (the “Fund”) returned 1.67% for the twelve months ended October 31, 2019, underperforming the Russell 2000® Value Index (the “Index”) return of 3.22% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 10/31/2009 through 10/31/2019

Total Returns for the Period ended October 31, 2019

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 10/31/2009- 10/31/2019
Institutional Class (1,6)	AVFIX	2.01%	7.31%	5.44%	11.29%	$29,154
Y Class (1,6)	ABSYX	1.93%	7.22%	5.36%	11.18%	$28,864
Investor Class (1,6)	AVPAX	1.67%	6.96%	5.10%	10.91%	$28,177
Advisor Class (1,6)	AASSX	1.48%	6.78%	4.92%	10.74%	$27,740
A Class without sales charge (1,2,6)	ABSAX	1.56%	6.87%	5.01%	10.79%	$27,854
A Class with sales charge (1,2,6)	ABSAX	(4.26)%	4.78%	3.78%	10.13%	$26,246
C Class without sales charge (1,3,6)	ASVCX	0.85%	6.16%	4.28%	10.04%	$26,035
C Class with sales charge (1,3,6)	ASVCX	(0.15)%	6.16%	4.28%	10.04%	$26,035
R6 Class (1,4,6) . .	AASRX	2.01%	7.33%	5.45%	11.30%	$29,164

Russell 2000® Value Index (5)		3.22%	8.60%	6.24%	11.08%	$28,607

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

shown may be higher than they would have been had the A Class been in existence since 10/31/09. A portion of the fees charged to the A Class of the Fund was waived in 2010, 2012, 2013 and 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2010, 2012, 2013 and 2014. The maximum sales charge for A Class is 5.75%.

3.

Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/09. A portion of the fees charged to the C Class of the Fund was waived in 2010, 2012 and 2013, fully recovered in 2015, and waived in 2018. Performance prior to waiving fees was lower than the actual returns shown in 2010, 2012, 2013 and 2018. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

Fund performance for the three-year, five-year and ten-year periods represents the returns achieved by the Institutional Class from 10/31/09 through 2/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 10/31/09.

5.

The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index and Russell 2000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C and R6 Class shares were 0.81%, 0.88%, 1.14%, 1.29%, 1.21%, 1.87% and 0.78%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report

The Fund trailed the Index during the period due mainly to security selection, while sector allocation was slightly additive to relative performance.

Most of the Fund’s underperformance related to security selection was attributed to holdings in the Financials and Energy sectors. In the Financials sector, the Fund’s positions in Webster Financial Corp. (down 23.6%) and Texas Capital Bancshares, Inc. (down 16.7%) negatively impacted performance. In the Energy sector, detractors included Callon Petroleum Co. (down 62.9%) and Whiting Petroleum Corp. (down 82.8%). On the other hand, positive security selection in the Consumer Discretionary sector added relative value. In this sector, Sonic Automotive Inc. (up 75.9%) and an absence from Index-position Signet Jewelers Ltd. (down 68.9%) were the largest contributors.

From a sector allocation perspective, the Fund’s overweight positions in the Information Technology sector (up 26.3%) and the Industrials sector (up 9.2%) contributed to relative performance. This relative performance was partially offset by an underweight to the Real Estate sector (up 19.1%).

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

4

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2019 (Unaudited)

Top Ten Holdings (% Net Assets)
Diodes, Inc.		1.5
Brooks Automation, Inc.		1.0
Portland General Electric Co.		1.0
Enstar Group Ltd.		0.9
Federal Signal Corp.		0.9
Seritage Growth Properties, Class A		0.9
Vishay Intertechnology, Inc.		0.9
MGIC Investment Corp.		0.7
Simpson Manufacturing Co., Inc.		0.7
Stifel Financial Corp.		0.6

Total Fund Holdings	708

Sector Allocation (% Equities)
Financials		28.0
Industrials		21.1
Information Technology		14.0
Consumer Discretionary		13.0
Real Estate		5.4
Energy		4.4
Materials		4.2
Utilities		3.0
Health Care		2.8
Communication Services		2.1
Consumer Staples		1.8
Exchange-Traded Instruments		0.2

5

American Beacon Small Cap Value FundSM

Expense Example

October 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, Sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Small Cap Value FundSM

Expense Example

October 31, 2019 (Unaudited)

American Beacon Small Cap Value Fund

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019-10/31/2019*
Institutional Class
Actual	$1,000.00	$973.90	$4.13
Hypothetical**	$1,000.00	$1,021.02	$4.23
Y Class
Actual	$1,000.00	$973.50	$4.53
Hypothetical**	$1,000.00	$1,020.62	$4.63
Investor Class
Actual	$1,000.00	$972.30	$5.77
Hypothetical**	$1,000.00	$1,019.36	$5.90
Advisor Class
Actual	$1,000.00	$971.50	$6.61
Hypothetical**	$1,000.00	$1,018.50	$6.77
A Class
Actual	$1,000.00	$971.70	$6.36
Hypothetical**	$1,000.00	$1,018.75	$6.51
C Class
Actual	$1,000.00	$968.40	$9.77
Hypothetical**	$1,000.00	$1,015.28	$10.01
R6 Class
Actual	$1,000.00	$973.90	$3.98
Hypothetical**	$1,000.00	$1,021.17	$4.08

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.83%, 0.91%, 1.16%, 1.33%, 1.28%, 1.97%, and 0.80% for the Institutional, Y, Investor, Advisor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2019

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49%

Communication Services - 2.07%

Entertainment - 0.14%
IMAX Corp.A	410,584	$8,765,968

Media - 1.93%
AMC Networks, Inc., Class AA	126,981	5,530,023
Emerald Expositions Events, Inc.	80,092	778,494
Entravision Communications Corp., Class A	272,576	774,116
EW Scripps Co., Class A	63,919	858,752
Gannett Co., Inc.	303,388	3,291,760
Gray Television, Inc.A	1,244,556	20,423,164
John Wiley & Sons, Inc., Class A	137,610	6,339,693
Liberty Latin America Ltd., Class CA	144,525	2,660,705
MDC Partners, Inc., Class AA	1,749,072	5,474,595
Meredith Corp.	210,959	7,953,154
MSG Networks, Inc., Class AA	538,119	8,722,909
New Media Investment Group, Inc.B	288,258	2,539,553
Nexstar Media Group, Inc., Class A	120,325	11,706,419
Scholastic Corp.	308,791	11,888,453
TEGNA, Inc.	1,996,092	30,001,263
WideOpenWest, Inc.A	115,069	730,688

		119,673,741

Total Communication Services		128,439,709

Consumer Discretionary - 12.57%

Auto Components - 1.89%
Adient PLC	1,454,292	30,816,447
American Axle & Manufacturing Holdings, Inc.A	3,289,883	27,503,422
Cooper Tire & Rubber Co.	378,145	10,678,815
Cooper-Standard Holdings, Inc.A	45,152	1,438,543
Dana, Inc.	383,253	6,220,196
Delphi Technologies PLC	137,299	1,676,421
Dorman Products, Inc.A	86,490	6,222,955
Gentherm, Inc.A	250,682	10,470,987
Goodyear Tire & Rubber Co.	122,300	1,940,901
Modine Manufacturing Co.A	156,297	1,786,475
Motorcar Parts of America, Inc.A	79,425	1,513,841
Stoneridge, Inc.A	278,155	8,589,426
Visteon Corp.A	89,727	8,346,406

		117,204,835

Automobiles - 0.36%
Thor Industries, Inc.B	30,694	1,941,702
Winnebago Industries, Inc.	430,910	20,713,844

		22,655,546

Diversified Consumer Services - 0.50%
Adtalem Global Education, Inc.A	326,864	9,734,010
American Public Education, Inc.A	38,661	839,717
Graham Holdings Co., Class B	11,623	7,318,538
H&R Block, Inc.B	495,992	12,394,840
WW International, Inc.	13,294	463,562

		30,750,667

Hotels, Restaurants & Leisure - 1.24%
BJ’s Restaurants, Inc.	172,445	6,827,098
Bloomin’ Brands, Inc.	666,066	13,194,767

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Consumer Discretionary - 12.57% (continued)

Hotels, Restaurants & Leisure - 1.24% (continued)
Brinker International, Inc.B	129,384	$5,751,119
Cheesecake Factory, Inc.B	380,779	15,912,754
Dave & Buster’s Entertainment, Inc.B	177,322	7,053,869
Hilton Grand Vacations, Inc.A	270,212	9,384,463
Ruth’s Hospitality Group, Inc.	198,207	4,079,100
Twin River Worldwide Holdings, Inc.B	49,600	1,244,960
Wyndham Destinations, Inc.	286,894	13,314,751

		76,762,881

Household Durables - 2.99%
Beazer Homes USA, Inc.A	42,262	634,353
Cavco Industries, Inc.A	64,858	12,430,036
Century Communities, Inc.A	122,533	3,696,821
Ethan Allen Interiors, Inc.	211,476	4,168,192
Flexsteel Industries, Inc.	26,762	443,446
GoPro, Inc., Class AA B	149,996	623,983
Green Brick Partners, Inc.A	40,301	405,831
Helen of Troy Ltd.A	74,543	11,163,560
Hooker Furniture Corp.	59,847	1,416,578
KB Home	535,815	19,123,237
LGI Homes, Inc.A B	60,564	4,753,063
Lifetime Brands, Inc.	21,174	169,180
M/I Homes, Inc.A	256,970	11,352,935
MDC Holdings, Inc.	357,674	13,845,561
Meritage Homes Corp.A	124,772	8,994,813
Taylor Morrison Home Corp.A	692,631	17,350,407
Toll Brothers, Inc.	364,554	14,498,313
TRI Pointe Group, Inc.A	918,148	14,451,649
Tupperware Brands Corp.	245,469	2,363,866
Whirlpool Corp.	251,886	38,316,898
William Lyon Homes, Class AA	148,132	2,866,354
ZAGG, Inc.A B	275,962	2,033,840

		185,102,916

Internet & Direct Marketing Retail - 0.03%
Groupon, Inc.A	205,596	571,557
Lands’ End, Inc.A B	45,043	543,669
PetMed Express, Inc.B	45,762	1,071,517

		2,186,743

Leisure Products - 0.41%
American Outdoor Brands Corp.A	307,482	2,176,973
Brunswick Corp.	228,986	13,336,145
Johnson Outdoors, Inc., Class A	14,459	846,574
Malibu Boats, Inc., Class AA	248,323	8,100,296
Nautilus, Inc.A	442,744	730,528

		25,190,516

Multiline Retail - 0.28%
Big Lots, Inc.B	111,361	2,413,193
Dillard’s, Inc., Class AB	215,135	14,840,012

		17,253,205

Specialty Retail - 3.94%
Aaron’s, Inc.	248,106	18,590,583
Abercrombie & Fitch Co., Class A	537,204	8,697,333
Asbury Automotive Group, Inc.A	65,379	6,742,536

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Consumer Discretionary - 12.57% (continued)

Specialty Retail - 3.94% (continued)
AutoNation, Inc.A	273,564	$13,910,729
Barnes & Noble Education, Inc.A	293,209	1,205,089
Bed Bath & Beyond, Inc.B	478,961	6,561,766
Buckle, Inc.B	155,778	3,258,876
Caleres, Inc.	26,827	577,317
Camping World Holdings, Inc., Class AB	100,637	951,020
Children’s Place, Inc.B	113,441	9,291,952
Citi Trends, Inc.	35,118	626,856
Designer Brands, Inc., Class A	92,387	1,524,386
Dick’s Sporting Goods, Inc.B	502,803	19,574,121
Foot Locker, Inc.	236,400	10,285,764
Genesco, Inc.A	123,452	4,796,110
Group 1 Automotive, Inc.	310,825	30,908,438
Guess?, Inc.B	425,058	7,119,722
Haverty Furniture Cos, Inc.	44,191	801,625
Hibbett Sports, Inc.A	56,492	1,347,899
Lithia Motors, Inc., Class A	57,882	9,115,257
Lumber Liquidators Holdings, Inc.A B	56,719	523,516
MarineMax, Inc.A	32,160	496,872
Office Depot, Inc.	11,447,654	23,582,167
Party City Holdco, Inc.A B	66,255	372,353
Penske Automotive Group, Inc.	255,999	12,472,271
Sally Beauty Holdings, Inc.A B	209,513	3,247,452
Sonic Automotive, Inc., Class A	702,108	22,628,941
Sportsman’s Warehouse Holdings, Inc.A	79,620	542,212
Urban Outfitters, Inc.A B	450,972	12,942,896
Williams-Sonoma, Inc.B	163,128	10,895,319
Zumiez, Inc.A	13,541	432,093

		244,023,471

Textiles, Apparel & Luxury Goods - 0.93%
G-III Apparel Group Ltd.A	591,611	14,855,352
Hanesbrands, Inc.	962,900	14,645,709
Movado Group, Inc.	243,906	6,353,751
Oxford Industries, Inc.	127,933	8,809,466
Unifi, Inc.A	20,918	571,062
Vera Bradley, Inc.A	180,930	1,946,807
Wolverine World Wide, Inc.	355,737	10,558,274

		57,740,421

Total Consumer Discretionary		778,871,201

Consumer Staples - 1.74%

Food & Staples Retailing - 0.37%
Andersons, Inc.	100,932	1,859,167
Ingles Markets, Inc., Class A	37,700	1,486,511
Performance Food Group Co.A	318,534	13,572,734
SpartanNash Co.	189,556	2,482,236
Village Super Market, Inc., Class A	33,132	877,998
Weis Markets, Inc.	70,878	2,728,094

		23,006,740

Food Products - 1.07%
Darling Ingredients, Inc.A	1,500,686	28,963,240
Flowers Foods, Inc.	368,002	7,993,003
Fresh Del Monte Produce, Inc.	418,645	13,354,776

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Consumer Staples - 1.74% (continued)

Food Products - 1.07% (continued)
Hain Celestial Group, Inc.A B	434,219	$10,264,937
SunOpta, Inc.A B	2,995,678	5,721,745

		66,297,701

Household Products - 0.10%
Energizer Holdings, Inc.B	144,531	6,141,122

Metals & Mining - 0.00%
Ferroglobe Representation & Warranty InsuranceC D	2,123,070	-

Personal Products - 0.11%
Edgewell Personal Care Co.A	96,958	3,393,530
Nu Skin Enterprises, Inc., Class A	40,600	1,809,948
USANA Health Sciences, Inc.A	24,700	1,830,517

		7,033,995

Tobacco - 0.09%
Universal Corp.	97,084	5,320,203

Total Consumer Staples		107,799,761

Energy - 4.22%

Energy Equipment & Services - 1.66%
Apergy Corp.A	322,443	8,115,890
Archrock, Inc.	577,990	5,571,824
Cactus, Inc., Class AA	290,564	8,635,562
Dril-Quip, Inc.A	152,217	6,243,941
Frank’s International N.V.A	5,023,124	24,613,308
FTS International, Inc.A	153,534	233,372
Helix Energy Solutions Group, Inc.A	397,404	3,413,700
Key Energy Services, Inc.A B	301,510	359,792
Liberty Oilfield Services, Inc., Class AB	113,879	1,048,826
Mammoth Energy Services, Inc.	254,646	407,434
Matrix Service Co.A	51,116	958,936
McDermott International, Inc.A B	362,934	591,582
National Energy Services Reunited Corp.A	67,291	464,981
Newpark Resources, Inc.A	1,973,219	11,839,314
NexTier Oilfield Solutions, Inc.A	1,967,711	8,500,514
Nine Energy Service, Inc.A B	367,425	2,075,951
Oceaneering International, Inc.A	263,500	3,731,160
Patterson-UTI Energy, Inc.	954,287	7,939,668
ProPetro Holding Corp.A	145,426	1,127,051
Quintana Energy Services, Inc.A	290,256	484,728
RPC, Inc.B	103,250	427,455
SEACOR Holdings, Inc.A	53,432	2,292,767
Select Energy Services, Inc., Class AA	213,500	1,622,600
Solaris Oilfield Infrastructure, Inc., Class A	173,207	1,842,922

		102,543,278

Oil, Gas & Consumable Fuels - 2.56%
Altus Midstream Co., Class AA B	1,425,176	3,135,387
Amplify Energy Corp.	66,805	484,336
Antero Resources Corp.A B	291,200	728,000
Arch Coal, Inc., Class AB	102,294	8,069,974
Berry Petroleum Corp.	552,813	5,190,914
Bonanza Creek Energy, Inc.A	343,432	6,119,958
Callon Petroleum Co.A B	3,925,972	14,918,694
Carrizo Oil & Gas, Inc.A B	1,121,060	8,251,002
CNX Midstream Partners LP, MLP	61,800	947,394
CONSOL Energy, Inc.A	17,937	237,306

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Energy - 4.22% (continued)

Oil, Gas & Consumable Fuels - 2.56% (continued)
Contura Energy, Inc.A	60,561	$1,389,269
Delek US Holdings, Inc.	222,912	8,905,334
Diamond S Shipping Inc.A	35,284	515,146
Earthstone Energy, Inc., Class AA	369,337	1,433,028
Enerplus Corp.	474,054	2,858,546
Falcon Minerals Corp.B	97,032	597,717
Gran Tierra Energy, Inc.A B	2,072,611	2,238,420
Hess Midstream Partners LP	130,437	2,779,612
Hoegh LNG Partners LP	25,391	378,326
Kosmos Energy Ltd.	2,583,108	16,015,270
Murphy Oil Corp.	97,031	2,001,749
Noble Midstream Partners LP, MLP	33,921	818,174
Oasis Midstream Partners LP, MLP	44,978	775,421
Oasis Petroleum, Inc.A	641,244	1,673,647
Par Pacific Holdings, Inc.A	36,839	834,403
PBF Energy, Inc., Class A	86,076	2,778,533
PDC Energy, Inc.A	289,636	5,778,238
Peabody Energy Corp.	125,883	1,325,548
Penn Virginia Corp.A	145,812	3,470,326
QEP Resources, Inc.	478,769	1,594,301
Range Resources Corp.B	1,298,800	5,234,164
Renewable Energy Group, Inc.A B	54,412	889,092
REX American Resources Corp.A	16,401	1,327,169
SRC Energy, Inc.A	1,648,438	5,143,127
Talos Energy, Inc.A	225,257	4,849,783
W&T Offshore, Inc.A	1,163,186	4,687,640
Whiting Petroleum Corp.A B	700,854	4,443,414
World Fuel Services Corp.	355,419	14,845,852
WPX Energy, Inc.A	1,124,900	11,226,502

		158,890,716

Total Energy		261,433,994

Financials - 27.09%

Banks - 15.25%
1st Source Corp.	19,656	1,005,994
Amalgamated Bank, Class A	58,334	1,062,262
Ameris Bancorp	71,720	3,073,202
Associated Banc-Corp	1,471,395	29,589,753
Atlantic Union Bankshares Corp.	365,486	13,471,814
Banc of California, Inc.	112,278	1,546,068
Bancorp, Inc.A	159,350	1,736,915
BancorpSouth Bank	162,769	4,992,125
Bank of NT Butterfield & Son Ltd.	973,033	32,061,437
BankUnited, Inc.	290,078	9,949,675
Banner Corp.	293,658	15,851,659
Bar Harbor Bankshares	37,094	929,205
Berkshire Hills Bancorp, Inc.	592,769	18,393,622
Boston Private Financial Holdings, Inc.	1,209,896	13,611,330
Bridge Bancorp, Inc.	31,190	1,010,556
Brookline Bancorp, Inc.	213,631	3,354,007
Bryn Mawr Bank Corp.	141,653	5,398,396
Cadence BanCorpB	350,340	5,388,229
Camden National Corp.	19,774	876,186
Carolina Financial Corp.	166,497	6,318,561
Cathay General Bancorp	496,830	17,672,243

See accompanying notes

13

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Financials - 27.09% (continued)

Banks - 15.25% (continued)
CenterState Bank Corp.	350,933	$8,899,661
Central Pacific Financial Corp.	261,098	7,550,954
CIT Group, Inc.	139,312	5,975,092
City Holding Co.	12,548	995,558
Columbia Banking System, Inc.	101,111	3,973,662
Community Trust Bancorp, Inc.	32,573	1,427,023
ConnectOne Bancorp, Inc.	59,892	1,454,178
Customers Bancorp, Inc.A	83,881	1,977,914
CVB Financial Corp.	173,800	3,611,564
Eagle Bancorp, Inc.	22,498	1,015,560
Enterprise Financial Services Corp.	51,694	2,264,197
Equity Bancshares, Inc., Class AA	49,400	1,371,344
Financial Institutions, Inc.	39,388	1,237,965
First BanCorp/Puerto Rico	175,651	1,847,849
First Bancorp/NC	24,800	936,200
First Business Financial Services, Inc.	21,559	524,315
First Citizens BancShares, Inc., Class A	11,841	5,824,825
First Commonwealth Financial Corp.	195,897	2,760,189
First Financial Bancorp	55,689	1,305,350
First Financial Corp.	85,021	3,729,871
First Hawaiian, Inc.	1,389,147	37,965,388
First Horizon National Corp.	1,380,806	22,051,472
First Internet Bancorp	38,952	885,768
First Interstate BancSystem, Inc., Class A	236,515	9,924,169
First Merchants Corp.	63,801	2,523,330
First Mid Bancshares, Inc.	12,252	427,595
First Midwest Bancorp, Inc.	1,081,430	22,212,572
First of Long Island Corp.	61,000	1,429,840
Flushing Financial Corp.	95,082	2,057,574
FNB Corp.	1,347,843	16,254,987
Franklin Financial Network, Inc.	58,947	1,961,167
Fulton Financial Corp.	1,778,190	30,335,921
Great Southern Bancorp, Inc.	29,538	1,784,686
Great Western Bancorp, Inc.	191,400	6,674,118
Hancock Whitney Corp.	965,862	37,668,618
Hanmi Financial Corp.	91,853	1,768,170
Heartland Financial USA, Inc.	42,433	1,985,016
Heritage Commerce Corp.	149,907	1,801,882
Heritage Financial Corp.	36,208	996,806
Hilltop Holdings, Inc.	147,125	3,436,840
Home BancShares, Inc.	187,635	3,467,495
HomeTrust Bancshares, Inc.	16,893	451,043
Hope Bancorp, Inc.	621,145	8,863,739
Horizon Bancorp, Inc.	124,862	2,279,356
IBERIABANK Corp.	253,866	18,631,226
International Bancshares Corp.	498,573	20,421,550
Investors Bancorp, Inc.	986,343	11,885,433
Lakeland Bancorp, Inc.	113,586	1,879,848
Live Oak Bancshares, Inc.	89,877	1,631,268
Metropolitan Bank Holding Corp.A	10,200	437,988
Midland States Bancorp, Inc.	61,970	1,660,796
MidWestOne Financial Group, Inc.	15,616	509,004
National Bank Holdings Corp., Class A	488,498	16,804,331
Northrim BanCorp, Inc.	12,286	478,540
OFG Bancorp	237,570	4,825,047
Old National Bancorp	1,941,390	34,935,313

See accompanying notes

14

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Financials - 27.09% (continued)

Banks - 15.25% (continued)
Opus Bank	40,460	$1,003,003
Orrstown Financial Services, Inc.	19,116	414,626
Pacific Premier Bancorp, Inc.	27,420	925,562
Park National Corp.	4,714	477,293
Peapack Gladstone Financial Corp.	63,422	1,851,922
Pinnacle Financial Partners, Inc.	64,495	3,793,596
Popular, Inc.	729,355	39,720,673
Preferred Bank	18,411	981,490
Prosperity Bancshares, Inc.B	570,914	39,404,484
RBB Bancorp	23,627	475,848
Renasant Corp.	117,355	4,072,218
Republic Bancorp, Inc., Class A	48,475	2,155,683
S&T Bancorp, Inc.	61,389	2,311,603
Sandy Spring Bancorp, Inc.	52,285	1,803,832
Seacoast Banking Corp. of FloridaA	733,393	20,535,004
Simmons First National Corp., Class A	235,001	5,621,224
South State Corp.	213,822	16,862,003
Southern National Bancorp of Virginia, Inc.	59,545	943,193
Sterling Bancorp	267,760	5,261,484
TCF Financial Corp.	523,203	20,713,607
Texas Capital Bancshares, Inc.A	589,657	31,876,857
Towne Bank	102,664	2,883,832
TriCo Bancshares	23,420	881,295
Triumph Bancorp, Inc.A	165,439	5,368,496
Trustmark Corp.	198,644	6,817,462
UMB Financial Corp.	405,072	26,434,999
Umpqua Holdings Corp.	1,690,268	26,740,040
United Bankshares, Inc.	184,733	7,304,343
United Community Banks, Inc.	431,470	13,034,709
Univest Financial Corp.	19,052	490,589
Valley National Bancorp	1,523,178	17,638,401
Veritex Holdings, Inc.	368,048	9,061,342
Webster Financial Corp.	499,472	22,026,715
WesBanco, Inc.	297,752	11,192,498
West Bancorp, Inc.	20,220	474,766
Westamerica Bancorp	19,168	1,265,471
Wintrust Financial Corp.	205,343	13,104,990

		945,209,559

Capital Markets - 2.96%
AllianceBernstein Holding LP, MLP	512,246	15,039,543
Artisan Partners Asset Management, Inc., Class A	290,276	7,939,049
Blucora, Inc.A	533,037	11,529,590
BrightSphere Investment Group, Inc.A	438,692	4,307,955
Cowen, Inc., Class AA	116,156	1,738,855
Donnelley Financial Solutions, Inc.A	300,846	3,399,560
Evercore, Inc., Class A	486,377	35,816,802
Federated Investors, Inc., Class B	359,615	11,486,103
GAIN Capital Holdings, Inc.B	97,286	410,547
GAMCO Investors, Inc., Class A	24,607	387,806
Greenhill & Co., Inc.B	98,252	1,591,682
INTL. FCStone, Inc.A	73,481	2,939,240
Janus Henderson Group PLC	96,000	2,220,480
Lazard Ltd., Class A	115,000	4,292,950
Legg Mason, Inc.	47,946	1,786,468
Moelis & Co., Class A	106,451	3,798,172

See accompanying notes

15

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Financials - 27.09% (continued)

Capital Markets - 2.96% (continued)
Oppenheimer Holdings, Inc., Class A	47,588	$1,294,394
Piper Jaffray Cos.	82,301	6,463,920
Sculptor Capital Management, Inc.B	49,582	890,989
Stifel Financial Corp.	715,423	40,049,379
Victory Capital Holdings, Inc., Class A	87,066	1,354,747
Virtus Investment Partners, Inc.	17,194	1,865,205
Waddell & Reed Financial, Inc., Class AB	984,112	16,296,895
Westwood Holdings Group, Inc.	70,760	2,139,075
WisdomTree Investments, Inc.	856,845	4,378,478

		183,417,884

Consumer Finance - 1.55%
Encore Capital Group, Inc.A B	51,449	1,707,592
Enova International, Inc.A	115,579	2,714,951
EZCORP, Inc., Class AA B	250,857	1,319,508
Green Dot Corp., Class AA	89,789	2,589,515
Navient Corp.	804,159	11,073,269
Nelnet, Inc., Class A	123,671	7,577,322
OneMain Holdings, Inc.	358,613	14,344,520
PRA Group, Inc.A	910,086	30,879,218
SLM Corp.	2,832,513	23,906,410

		96,112,305

Diversified Financial Services - 0.06%
FGL Holdings	270,451	2,442,173
Jefferies Financial Group, Inc.	70,533	1,316,851

		3,759,024

Insurance - 4.06%
Ambac Financial Group, Inc.A	189,038	3,875,279
American Equity Investment Life Holding Co.	658,233	16,245,190
Argo Group International Holdings Ltd.	311,488	19,271,763
Assured Guaranty Ltd.	279,021	13,091,665
Axis Capital Holdings Ltd.	220,671	13,114,477
Brighthouse Financial, Inc.A	97,000	3,662,720
CNO Financial Group, Inc.	2,366,308	37,032,720
Employers Holdings, Inc.	117,849	4,989,727
Enstar Group Ltd.A	271,002	54,444,302
FBL Financial Group, Inc., Class A	31,102	1,784,633
Global Indemnity Ltd.	392,528	9,718,993
Greenlight Capital Re Ltd., Class AA	117,597	1,270,048
Horace Mann Educators Corp.	306,911	13,369,043
Kemper Corp.	91,612	6,585,071
MBIA, Inc.A	360,095	3,345,283
National General Holdings Corp.	466,113	9,937,529
National Western Life Group, Inc., Class A	13,706	3,736,256
ProAssurance Corp.	42,767	1,677,322
Safety Insurance Group, Inc.	68,052	6,614,654
Selective Insurance Group, Inc.	139,108	9,615,145
Stewart Information Services Corp.	31,570	1,291,844
Third Point Reinsurance Ltd.A	131,897	1,251,702
United Fire Group, Inc.	62,552	2,847,367
White Mountains Insurance Group Ltd.	11,870	12,712,770

		251,485,503

See accompanying notes

16

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Financials - 27.09% (continued)

Mortgage Real Estate Investment Trusts (REITs) - 0.34%
Apollo Commercial Real Estate Finance, Inc.	528,347	$9,668,750
Colony Credit Real Estate, Inc.	128,856	1,846,507
Ellington Financial, Inc.	100,351	1,848,465
Exantas Capital Corp.	156,891	1,845,038
Great Ajax Corp.	55,013	860,954
MFA Financial, Inc.	503,003	3,817,793
Ready Capital Corp.	80,722	1,277,829

		21,165,336

Thrifts & Mortgage Finance - 2.87%
Axos Financial, Inc.A	51,642	1,500,200
Capitol Federal Financial, Inc.	349,997	4,994,457
Dime Community Bancshares, Inc.	140,215	2,704,747
Essent Group Ltd.	502,034	26,150,951
First Defiance Financial Corp.	15,700	485,444
Flagstar Bancorp, Inc.	152,230	5,532,038
FS Bancorp, Inc.	9,133	522,864
Hingham Institution for Savings	4,500	854,955
HomeStreet, Inc.A	62,643	1,879,916
Kearny Financial Corp.	240,327	3,371,788
Luther Burbank Corp.	325,813	3,769,656
Merchants Bancorp	54,330	887,209
Meridian Bancorp, Inc.	123,820	2,421,919
MGIC Investment Corp.	3,344,202	45,849,009
New York Community Bancorp, Inc.	53,914	628,098
Northfield Bancorp, Inc.	198,240	3,372,062
Northwest Bancshares, Inc.	250,011	4,217,686
OceanFirst Financial Corp.	165,572	3,962,138
Oritani Financial Corp.	93,948	1,753,070
PennyMac Financial Services, Inc.A	64,481	2,007,294
Provident Financial Services, Inc.	124,031	3,094,574
Radian Group, Inc.	706,940	17,744,194
Southern Missouri Bancorp, Inc.	12,578	457,965
Sterling Bancorp, Inc.	89,077	863,156
Territorial Bancorp, Inc.	15,826	467,817
TFS Financial Corp.	64,980	1,251,515
TrustCo Bank Corp.	210,387	1,817,744
United Financial Bancorp, Inc.	219,307	3,096,615
Walker & Dunlop, Inc.	82,480	5,195,415
Washington Federal, Inc.	711,149	25,928,493
Waterstone Financial, Inc.	52,215	972,765

		177,755,754

Total Financials		1,678,905,365

Health Care - 2.71%

Biotechnology - 0.15%
Emergent BioSolutions, Inc.A	162,426	9,284,270

Health Care Equipment & Supplies - 0.36%
Invacare Corp.B	1,055,934	8,151,811
Natus Medical, Inc.A	109,838	3,699,344
NuVasive, Inc.A	152,119	10,730,474

		22,581,629

Health Care Providers & Services - 1.79%
Amedisys, Inc.A	56,508	7,262,408
AMN Healthcare Services, Inc.A	431,812	25,373,273

See accompanying notes

17

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Health Care - 2.71% (continued)

Health Care Providers & Services - 1.79% (continued)
Encompass Health Corp.	360,929	$23,106,675
Hanger, Inc.A	768,105	17,366,854
LHC Group, Inc.A	87,305	9,688,236
Magellan Health, Inc.A	27,934	1,812,917
MEDNAX, Inc.A	74,200	1,629,432
Patterson Cos., Inc.B	300,103	5,140,764
R1 RCM, Inc.A	897,426	9,539,638
Select Medical Holdings Corp.A	433,117	7,891,392
Tivity Health, Inc.A B	128,311	2,079,921

		110,891,510

Health Care Technology - 0.09%
Computer Programs & Systems, Inc.	65,458	1,510,116
NextGen Healthcare, Inc.A	233,802	3,952,423

		5,462,539

Life Sciences Tools & Services - 0.20%
Medpace Holdings, Inc.A	165,540	12,188,710

Pharmaceuticals - 0.12%
Prestige Consumer Healthcare, Inc.A	52,682	1,868,104
Supernus Pharmaceuticals, Inc.A	143,550	3,989,255
Taro Pharmaceutical Industries Ltd.	22,598	1,826,822

		7,684,181

Total Health Care		168,092,839

Industrials - 20.41%

Aerospace & Defense - 1.01%
AAR Corp.	149,167	6,227,722
Aerojet Rocketdyne Holdings, Inc.A	329,128	14,228,203
AeroVironment, Inc.A	124,465	7,216,481
Astronics Corp.A	295,491	8,551,509
Embraer S.A., Sponsored ADR	1,047,308	18,191,740
Moog, Inc., Class A	46,084	3,857,692
National Presto Industries, Inc.B	19,188	1,651,895
Triumph Group, Inc.B	26,079	541,661
Vectrus, Inc.A	40,163	1,835,851

		62,302,754

Air Freight & Logistics - 0.46%
Air Transport Services Group, Inc.A	1,252,796	26,195,964
Hub Group, Inc., Class AA	55,210	2,528,618

		28,724,582

Airlines - 0.60%
Hawaiian Holdings, Inc.	161,544	4,621,774
JetBlue Airways Corp.A	789,050	15,228,665
SkyWest, Inc.	137,004	8,158,588
Spirit Airlines, Inc.A	249,387	9,366,976

		37,376,003

Building Products - 3.14%
Advanced Drainage Systems, Inc.	137,046	5,073,443
Apogee Enterprises, Inc.	33,612	1,261,794
Armstrong Flooring, Inc.A	591,570	3,632,240

See accompanying notes

18

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Industrials - 20.41% (continued)

Building Products - 3.14% (continued)
Builders FirstSource, Inc.A	789,307	$17,846,231
Caesarstone Ltd.B	102,448	1,730,347
Continental Building Products, Inc.A	35,400	1,058,814
Gibraltar Industries, Inc.A	692,401	36,856,505
Insteel Industries, Inc.	107,243	2,045,124
JELD-WEN Holding, Inc.A	79,572	1,359,885
Masonite International Corp.A	378,233	23,227,289
Patrick Industries, Inc.A	63,600	3,142,476
Resideo Technologies, Inc.A	1,903,984	18,144,968
Simpson Manufacturing Co., Inc.	517,759	42,787,604
Universal Forest Products, Inc.	721,053	36,312,229

		194,478,949

Commercial Services & Supplies - 1.98%
ACCO Brands Corp.	656,083	6,003,159
Deluxe Corp.	404,461	20,963,214
Ennis, Inc.	64,295	1,259,539
Herman Miller, Inc.	256,716	11,937,294
HNI Corp.	86,345	3,281,110
Interface, Inc.	61,680	1,025,738
KAR Auction Services, Inc.B	338,200	8,407,652
Knoll, Inc.	973,955	26,043,557
Matthews International Corp., Class A	206,621	7,640,845
Mobile Mini, Inc.	739,725	27,828,455
Quad/Graphics, Inc.	694,831	3,147,584
Steelcase, Inc., Class A	254,348	4,443,460
Team, Inc.A	34,833	632,567

		122,614,174

Construction & Engineering - 1.80%
Aegion Corp.A	222,980	4,831,977
Arcosa, Inc.	11,700	449,397
Construction Partners, Inc., Class AA	380,504	6,514,228
EMCOR Group, Inc.	307,901	27,005,997
Fluor Corp.	620,300	9,993,033
Granite Construction, Inc.	253,841	5,975,417
MasTec, Inc.A	6,678	420,313
MYR Group, Inc.A	26,150	899,822
Primoris Services Corp.	1,464,489	29,934,155
Quanta Services, Inc.	247,973	10,427,265
Tutor Perini Corp.A B	885,524	13,699,056
Valmont Industries, Inc.	9,034	1,239,374

		111,390,034

Electrical Equipment - 1.46%
Atkore International Group, Inc.A	154,173	5,349,803
AZZ, Inc.	103,017	3,996,029
Encore Wire Corp.	395,969	22,253,458
EnerSys	309,744	20,709,484
Generac Holdings, Inc.A	39,125	3,778,693
GrafTech International Ltd.B	136,100	1,644,088
Preformed Line Products Co.	14,297	780,616
Regal Beloit Corp.	302,909	22,430,411
Thermon Group Holdings, Inc.A	66,478	1,584,171
TPI Composites, Inc.A B	373,684	7,671,733

		90,198,486

See accompanying notes

19

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Industrials - 20.41% (continued)

Machinery - 6.26%
Actuant Corp., Class A	1,106,239	$27,401,540
Allison Transmission Holdings, Inc.	305,300	13,314,133
Astec Industries, Inc.	263,921	9,260,988
Barnes Group, Inc.	412,292	24,098,467
Blue Bird Corp.A	205,636	4,018,127
Colfax Corp.A B	855,830	28,755,888
Columbus McKinnon Corp.	57,935	2,173,721
Commercial Vehicle Group, Inc.A	237,565	1,731,849
Energy Recovery, Inc.A B	438,982	4,086,922
EnPro Industries, Inc.	69,230	4,814,947
Federal Signal Corp.	1,663,086	53,950,510
Gorman-Rupp Co.	35,773	1,321,455
Graham Corp.	38,692	876,761
Greenbrier Cos., Inc.	413,374	12,107,724
Harsco Corp.A	506,957	10,276,018
Hillenbrand, Inc.	292,399	9,002,965
Hyster-Yale Materials Handling, Inc.	53,363	2,706,571
Kennametal, Inc.	765,620	23,695,939
Lindsay Corp.B	97,546	9,209,318
Manitowoc Co., Inc.A	155,651	1,986,107
Meritor, Inc.A	315,851	6,958,198
Miller Industries, Inc.	250,683	9,012,054
Mueller Industries, Inc.	21,684	667,217
Mueller Water Products, Inc., Class A	86,020	1,006,434
Navistar International Corp.A	499,630	15,628,426
Oshkosh Corp.	192,767	16,458,447
Park-Ohio Holdings Corp.	106,477	3,275,233
REV Group, Inc.B	111,707	1,389,635
Rexnord Corp.A	398,928	11,285,673
Spartan Motors, Inc.	30,400	531,088
Standex International Corp.	31,357	2,376,233
Terex Corp.	1,121,133	30,887,214
Timken Co.	415,152	20,342,448
TriMas Corp.A	277,168	8,958,070
Trinity Industries, Inc.B	331,032	6,547,813
Wabash National Corp.	561,739	8,010,398

		388,124,531

Marine - 0.38%
Matson, Inc.	615,743	23,509,068

Professional Services - 0.88%
BG Staffing, Inc.	40,100	767,113
GP Strategies Corp.A	74,099	822,499
Hudson Global, Inc.A	61,058	683,850
Huron Consulting Group, Inc.A	102,960	6,809,774
InnerWorkings, Inc.A	400,516	1,942,503
Kelly Services, Inc., Class A	250,567	6,016,114
Korn Ferry	376,469	13,812,648
ManpowerGroup, Inc.	159,352	14,488,284
Mistras Group, Inc.A	44,303	686,696
Resources Connection, Inc.	89,687	1,313,914
TrueBlue, Inc.A	309,317	7,083,359

		54,426,754

See accompanying notes

20

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Industrials - 20.41% (continued)

Road & Rail - 0.69%
ArcBest Corp.	408,386	$11,798,272
Avis Budget Group, Inc.A	202,292	6,010,095
Covenant Transportation Group, Inc., Class AA	92,170	1,416,653
Knight-Swift Transportation Holdings, Inc.	29,690	1,082,497
Landstar System, Inc.	41,774	4,726,728
Marten Transport Ltd.	360,570	7,809,946
Ryder System, Inc.	142,027	6,906,773
Schneider National, Inc., Class B	24,412	558,302
Universal Logistics Holdings, Inc.	97,438	1,837,194
Werner Enterprises, Inc.	24,900	908,850

		43,055,310

Trading Companies & Distributors - 1.75%
Air Lease Corp.	297,483	13,083,302
Aircastle Ltd.	522,686	14,227,513
Applied Industrial Technologies, Inc.	54,327	3,250,928
BMC Stock Holdings, Inc.A	144,015	3,886,965
CAI International, Inc.A	54,483	1,295,061
DXP Enterprises, Inc.A	26,600	918,232
GATX Corp.	92,895	7,389,797
H&E Equipment Services, Inc.	90,700	3,078,358
Kaman Corp.	94,452	5,541,499
NOW, Inc.A	262,770	2,769,596
Rush Enterprises, Inc., Class A	589,613	25,760,192
Textainer Group Holdings Ltd.A	30,221	312,787
Titan Machinery, Inc.A	40,271	668,499
Triton International Ltd.	328,858	12,069,088
WESCO International, Inc.A	288,294	14,457,944

		108,709,761

Total Industrials		1,264,910,406

Information Technology - 13.50%

Communications Equipment - 0.98%
Casa Systems, Inc.A	357,387	2,401,641
Ciena Corp.A	612,242	22,726,423
CommScope Holding Co., Inc.A B	579,043	6,485,281
EchoStar Corp., Class AA	104,000	4,056,000
Lumentum Holdings, Inc.A B	215,336	13,492,954
NETGEAR, Inc.A	345,329	9,382,589
Plantronics, Inc.	34,279	1,351,278
Ribbon Communications, Inc.A	207,611	890,651

		60,786,817

Electronic Equipment, Instruments & Components - 6.31%
Anixter International, Inc.A	74,325	6,150,394
Avnet, Inc.	914,938	36,194,947
AVX Corp.	929,705	14,243,081
Belden, Inc.	139,398	7,148,329
Benchmark Electronics, Inc.	147,421	4,997,572
Celestica, Inc.A	842,355	6,081,803
Coherent, Inc.A	106,837	15,910,166
ePlus, Inc.A	9,800	765,674
FabrinetA	398,533	22,409,511
FARO Technologies, Inc.A	451,419	21,523,658
II-VI, Inc.A	995,440	32,998,836

See accompanying notes

21

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Information Technology - 13.50% (continued)

Electronic Equipment, Instruments & Components - 6.31% (continued)
Insight Enterprises, Inc.A	179,807	$11,036,554
Itron, Inc.A	156,087	11,903,195
Jabil, Inc.	427,348	15,734,953
KEMET Corp.	848,271	18,441,412
Kimball Electronics, Inc.A	82,359	1,223,855
Methode Electronics, Inc.	240,231	8,263,946
MTS Systems Corp.	374,293	21,140,069
PC Connection, Inc.	41,104	2,007,519
Plexus Corp.A	36,165	2,674,040
Sanmina Corp.A	677,147	20,808,727
ScanSource, Inc.A	307,850	9,943,555
SYNNEX Corp.	136,006	16,013,346
Tech Data Corp.A	220,728	26,818,452
Vishay Intertechnology, Inc.	2,809,436	56,610,135

		391,043,729

IT Services - 1.38%
Cass Information Systems, Inc.	15,700	899,767
CSG Systems International, Inc.	401,790	23,159,176
KBR, Inc.	1,170,917	32,973,023
NIC, Inc.	432,503	10,172,470
Sykes Enterprises, Inc.A	247,097	7,634,062
Virtusa Corp.A	294,133	10,965,278

		85,803,776

Semiconductors & Semiconductor Equipment - 4.06%
Amkor Technology, Inc.A	518,840	6,449,181
Brooks Automation, Inc.	1,399,333	59,429,672
Cabot Microelectronics Corp.	76,326	11,534,385
ChipMOS Technologies, Inc., ADRB	173,401	3,405,596
Cohu, Inc.	1,048,360	17,423,743
Diodes, Inc.A	1,954,164	91,161,751
First Solar, Inc.A	167,488	8,674,204
MKS Instruments, Inc.	156,208	16,904,830
Photronics, Inc.A	1,858,166	21,926,359
Rambus, Inc.A	152,600	2,112,747
Semtech Corp.A	249,824	12,606,119

		251,628,587

Software - 0.62%
Cision Ltd.A	70,898	713,943
CommVault Systems, Inc.A	42,238	2,097,961
Ebix, Inc.B	41,846	1,783,895
LogMeIn, Inc.	162,989	10,705,118
Verint Systems, Inc.A	505,973	22,966,114

		38,267,031

Technology Hardware, Storage & Peripherals - 0.15%
3D Systems Corp.A B	70,011	664,404
NCR Corp.A	237,217	6,929,109
Super Micro Computer, Inc.A	91,700	1,896,356

		9,489,869

Total Information Technology		837,019,809

See accompanying notes

22

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Materials - 4.04%

Chemicals - 1.63%
American Vanguard Corp.	62,496	$873,694
Cabot Corp.	723,541	31,539,152
FutureFuel Corp.	119,200	1,469,736
Huntsman Corp.	611,100	13,523,643
Innophos Holdings, Inc.	73,260	2,389,741
Koppers Holdings, Inc.A	15,594	500,568
Kraton Corp.A	340,849	7,641,835
Kronos Worldwide, Inc.	74,434	943,823
Livent Corp.A B	258,200	1,771,252
LSB Industries, Inc.A	67,493	285,495
Minerals Technologies, Inc.	128,036	6,331,380
PolyOne Corp.	732,090	23,463,485
Quaker Chemical Corp.	19,991	3,056,224
Stepan Co.	50,463	4,931,244
Trinseo S.A.	33,000	1,402,500
Valvoline, Inc.	38,041	811,795

		100,935,567

Containers & Packaging - 0.05%
Greif, Inc., Class A	62,490	2,447,733
Silgan Holdings, Inc.	29,600	910,792

		3,358,525

Metals & Mining - 1.88%
Allegheny Technologies, Inc.A	1,173,987	24,665,467
Carpenter Technology Corp.	424,782	20,822,814
Century Aluminum Co.A	126,600	738,078
Cleveland-Cliffs, Inc.B	1,610,480	11,643,770
Coeur Mining, Inc.A	2,316,442	12,786,760
Commercial Metals Co.	255,400	4,936,882
Elah Holdings, Inc.A	3,535	194,425
Ferroglobe PLC	2,803,168	1,732,919
Haynes International, Inc.	25,001	861,534
Kaiser Aluminum Corp.	13,047	1,397,073
Pan American Silver Corp.B	528,604	9,012,698
Schnitzer Steel Industries, Inc., Class A	807,271	17,227,163
Warrior Met Coal, Inc.	174,413	3,397,565
Worthington Industries, Inc.	194,562	7,161,827

		116,578,975

Paper & Forest Products - 0.48%
Domtar Corp.	378,476	13,772,742
Louisiana-Pacific Corp.	277,873	8,122,228
Mercer International, Inc.	70,238	856,904
PH Glatfelter Co.	38,131	686,358
Schweitzer-Mauduit International, Inc.	156,007	6,316,723

		29,754,955

Total Materials		250,628,022

Real Estate - 5.27%

Equity Real Estate Investment Trusts (REITs) - 5.01%
Agree Realty Corp.	190,278	14,988,198
Brandywine Realty Trust	1,297,697	19,828,810
CareTrust REIT, Inc.	190,812	4,625,283
Colony Capital, Inc.	1,778,255	9,958,228
CoreCivic, Inc.	406,668	6,205,754

See accompanying notes

23

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Real Estate - 5.27% (continued)

Equity Real Estate Investment Trusts (REITs) - 5.01% (continued)
Cousins Properties, Inc.	185,543	$7,445,841
DiamondRock Hospitality Co.	728,830	7,273,723
Empire State Realty Trust, Inc., Class A	877,957	12,704,038
GEO Group, Inc.	1,077,373	16,397,617
Hersha Hospitality TrustB	493,144	6,805,387
Industrial Logistics Properties Trust	155,991	3,313,249
Kite Realty Group Trust	262,452	4,676,895
Lexington Realty Trust	2,837,900	30,876,352
Outfront Media, Inc.	413,953	10,891,103
Physicians Realty Trust	799,644	14,929,353
Piedmont Office Realty Trust, Inc., Class A	288,552	6,475,107
PotlatchDeltic Corp.	352,240	14,959,633
Preferred Apartment Communities, Inc., Class AB	717,541	10,275,187
Retail Opportunity Investments Corp.	202,994	3,788,883
Retail Properties of America, Inc., Class A	586,206	8,066,195
Ryman Hospitality Properties, Inc.	173,407	14,595,667
Seritage Growth Properties, Class AB	1,242,333	54,029,062
Sunstone Hotel Investors, Inc.	1,005,675	13,586,669
Urban Edge Properties	658,209	13,894,792

		310,591,026

Real Estate Management & Development - 0.26%
Consolidated-Tomoka Land Co.	19,000	1,215,430
Five Point Holdings LLC, Class AA B	112,542	743,903
Marcus & Millichap, Inc.A	22,700	810,844
Newmark Group, Inc., Class A	1,255,407	13,332,422

		16,102,599

Total Real Estate		326,693,625

Utilities - 2.87%

Electric Utilities - 1.29%
ALLETE, Inc.	167,085	14,379,335
El Paso Electric Co.	26,805	1,788,161
Otter Tail Corp.	25,682	1,455,656
PNM Resources, Inc.	25,601	1,335,092
Portland General Electric Co.	1,049,160	59,676,221
Spark Energy, Inc., Class AB	117,261	1,122,188

		79,756,653

Gas Utilities - 0.53%
Chesapeake Utilities Corp.	117,186	11,109,233
Northwest Natural Holding Co.	25,369	1,759,594
South Jersey Industries, Inc.	51,994	1,672,127
Southwest Gas Holdings, Inc.	165,396	14,439,071
Spire, Inc.	19,299	1,622,274
Star Group LP	89,719	833,489
Suburban Propane Partners LP, MLP	72,371	1,751,378

		33,187,166

Independent Power & Renewable Electricity Producers - 0.21%
Clearway Energy, Inc., Class A	83,226	1,428,990
Clearway Energy, Inc., Class C	643,592	11,668,323

		13,097,313

See accompanying notes

24

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 96.49% (continued)

Utilities - 2.87% (continued)

Multi-Utilities - 0.81%
Avista Corp.	680,865	$32,701,946
NorthWestern Corp.	216,723	15,716,752
Unitil Corp.	26,288	1,636,954

		50,055,652

Water Utilities - 0.03%
California Water Service Group	32,087	1,795,910

Total Utilities		177,892,694

Total Common Stocks (Cost $5,433,853,703)		5,980,687,425

EXCHANGE-TRADED INSTRUMENTS - 0.16% (Cost $9,961,777)

Exchange-Traded Funds - 0.16%
iShares Russell 2000 Value ETF	81,000	9,913,590

SHORT-TERM INVESTMENTS - 3.44%

Investment Companies - 3.27%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%E F	202,748,699	202,748,699

	Principal Amount

U.S. Treasury Obligations - 0.17%
U.S. Treasury Bill, 1.87%, Due 2/13/2020G	$10,500,000	10,453,964

Total Short-Term Investments (Cost $213,193,189)		213,202,663

	Shares

SECURITIES LENDING COLLATERAL - 1.38% (Cost $85,718,589)

Investment Companies - 1.38%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%E F	85,718,589	85,718,589

TOTAL INVESTMENTS - 101.47% (Cost $5,742,727,258)		6,289,522,267
LIABILITIES, NET OF OTHER ASSETS - (1.47%)		(91,252,111)

TOTAL NET ASSETS - 100.00%		$6,198,270,156

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2019 (Note 9).

C Value was determined using significant unobservable inputs.

D Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

G This security or a piece thereof is held as segregated collateral.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP – Master Limited Partnership.

PLC - Public Limited Company.

See accompanying notes

25

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2019

Long Futures Contracts Open on October 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	2,454	December 2019	$190,666,103	$191,829,180	$1,163,077

			$190,666,103	$191,829,180	$1,163,077

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2019, the investments were classified as described below:

Small Cap Value Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$5,980,687,425	$-	$0	(1)	$5,980,687,425
Exchange-Traded Instruments	9,913,590	-	-		9,913,590
Short-Term Investments	202,748,699	10,453,964	-		213,202,663
Securities Lending Collateral	85,718,589	-	-		85,718,589

Total Investments in Securities - Assets	$6,279,068,303	$10,453,964	$-		$6,289,522,267

Financial Derivative Instruments - Assets
Futures Contracts	$1,163,077	$-	$-		$1,163,077

Total Financial Derivative Instruments - Assets	$1,163,077	$-	$-		$1,163,077

(1) Investment held in the Fund’s Portfolio with $0 fair value.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2019, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 10/31/2018	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 10/31/2019		Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$ 0(1)	$ -	$ -	$-	$-	$-	$-	$-	$0	(1)	$-

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

(1)	Investment held in the Fund’s Portfolio with $0 fair value.

The common stock, classified as Level 3, is beneficial interest units in a representation and warranty insurance trust. The shares have been fair valued at $0 due to limited market transparency.

See accompanying notes

26

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in unaffiliated securities, at fair value†§	$6,001,054,979
Investments in affiliated securities, at fair value‡	288,467,288
Cash	44,261
Dividends and interest receivable	2,336,273
Receivable for investments sold	29,788,890
Receivable for fund shares sold	3,573,905
Receivable for variation margin on open futures contracts (Note 5)	1,167,762
Prepaid expenses	63,159

Total assets	6,326,496,517

Liabilities:
Payable for investments purchased	30,210,282
Payable for fund shares redeemed	4,631,039
Cash due to broker for futures contracts	2,575,030
Management and sub-advisory fees payable (Note 2)	4,389,138
Service fees payable (Note 2)	173,987
Transfer agent fees payable (Note 2)	127,864
Payable upon return of securities loaned (Note 9)§	85,718,589
Custody and fund accounting fees payable	111,596
Professional fees payable	57,249
Trustee fees payable (Note 2)	42,010
Payable for prospectus and shareholder reports	108,863
Other liabilities	80,714

Total liabilities	128,226,361

Net assets	$6,198,270,156

Analysis of net assets:
Paid-in-capital	$5,650,193,108
Total distributable earnings (deficits)A	548,077,048

Net assets	$6,198,270,156

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	176,127,129

Y Class	11,186,081

Investor Class	19,195,024

Advisor Class	2,827,909

A Class	2,922,564

C Class	615,311

R6 Class	56,579,514

Net assets:
Institutional Class	$4,073,332,655

Y Class	$254,599,477

Investor Class	$424,569,237

Advisor Class	$61,618,406

A Class	$63,246,155

C Class	$12,619,613

R6 Class	$1,308,284,613

Net asset value, offering and redemption price per share:
Institutional Class	$23.13

Y Class	$22.76

Investor Class	$22.12

Advisor Class	$21.79

A Class	$21.64

A Class (offering price)	$22.96

C Class	$20.51

R6 Class	$23.12

† Cost of investments in unaffiliated securities	$5,454,259,970
‡ Cost of investments in affiliated securities	$288,467,288
§ Fair value of securities on loan	$333,549,228

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

27

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$110,808,896
Dividend income from affiliated securities (Note 8)	4,990,046
Interest income	754,684
Income derived from securities lending (Note 9)	1,742,480

Total investment income	118,296,106

Expenses:
Management and sub-advisory fees (Note 2)	46,959,994
Transfer agent fees:
Institutional Class (Note 2)	1,321,729
Y Class (Note 2)	304,122
Investor Class	26,324
Advisor Class	6,632
A Class	14,641
C Class	4,212
R6 Class	36,790
Custody and fund accounting fees	619,663
Professional fees	287,927
Registration fees and expenses	151,214
Service fees (Note 2):
Investor Class	1,604,605
Advisor Class	194,862
A Class	125,754
C Class	16,284
Distribution fees (Note 2):
Advisor Class	172,147
A Class	163,376
C Class	127,208
Prospectus and shareholder report expenses	466,690
Trustee fees (Note 2)	474,848
Other expenses	629,605

Total expenses	53,708,627

Net investment income	64,587,479

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(4,029,021)
Redemption in kind (Note 7)	1,590,938
Commission recapture (Note 1)	30,147
Foreign currency transactions	274
Futures contracts	(4,931,502)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	37,418,329
Foreign currency transactions	2,413
Futures contracts	23,713,219

Net gain from investments	53,794,797

Net increase in net assets resulting from operations	$118,382,276

† Foreign taxes	$198,431

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

28

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$64,587,479	$44,003,539
Net realized gain (loss) from investments in unaffiliated securities, redemption in kind, commission recapture, foreign currency transactions, and futures contracts	(7,339,164)	706,938,150
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	61,133,961	(944,177,325)

Net increase (decrease) in net assets resulting from operations	118,382,276	(193,235,636)

Distributions to shareholders:
Total retained earnings:
Institutional Class	(510,792,954)	(483,990,858)
Y Class	(37,948,891)	(34,475,891)
Investor Class	(60,820,852)	(58,686,508)
Advisor Class	(8,576,120)	(8,714,846)
A Class	(8,031,568)	(6,415,873)
C Class	(1,576,223)	(1,398,033)
R6 Class	(107,632,048)	(35,513,779)

Net distributions to shareholders	(735,378,656)	(629,195,788)

Capital share transactions (Note 11):
Proceeds from sales of shares	1,663,527,301	1,841,822,459
Reinvestment of dividends and distributions	708,177,544	608,543,857
Cost of shares redeemed	(2,101,711,543)	(2,123,030,353)

Net increase in net assets from capital share transactions	269,993,302	327,335,963

Net (decrease) in net assets	(347,003,078)	(495,095,461)

Net assets:
Beginning of period	6,545,273,234	7,040,368,695

End of period	$6,198,270,156	$6,545,273,234

See accompanying notes

29

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2019, the Trust consists of thirty-two active series, one of which is presented in this filing: American Beacon Small Cap Value Fund (the “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

Advisor Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrators.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

30

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Class	Eligible Investors	Minimum Initial Investments

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services - Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency translations on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

31

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Foundry Partners, LLC; Hillcrest Asset Management, LLC; Hotchkis and Wiley Capital Management, LLC; and Mellon Investments Corporation (“Sub-Advisors”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$22,057,579
Sub-Advisor Fees	0.38%	24,902,415

Total	0.73%	$46,959,994

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash

32

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2019, the Manager received securities lending fees of $212,913 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the Advisor, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, Advisor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, up to 0.25% of the average daily net assets of the Advisor Class, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the year ended October 31, 2019, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Value	$1,463,002

As of October 31, 2019, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Small Cap Value	$67,435

33

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Brokerage Commissions

Affiliated entities of a sub-advisor to the Fund received commissions on purchases and sales of the Fund’s portfolio securities totaling $155,758 for the year ended October 31, 2019.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2019, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Small Cap Value	$224,988	$100,044	$325,032

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2019, the Fund participated as a lender by loaning an average amount of $24,169,396 for 2 days at an average interest rate of 3.05% with interest charges earned of $4,035. This amount is included in “Interest income” on the Statement of Operations.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. During the year ended October 31, 2019 there were no waived fees, expenses reimbursed, or recouped expenses.

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers and it may be used to offset distribution related expenses. During the year ended October 31, 2019, RID collected $2,700 from the sale of Class A Shares.

34

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2019, CDSC fees of $50 were collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2019, CDSC fees of $254 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

35

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

36

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be

37

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

38

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2019, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2019
Small Cap Value	2,749

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$1,163,077	$1,163,077

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(4,931,502)	$(4,931,502)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$23,713,219	$23,713,219

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

39

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2019.

Offsetting of Financial and Derivative Assets as of October 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$1,163,077	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,163,077	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,163,077)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$85,718,589	$-	$-	$-	$85,718,589

Total Borrowings	$85,718,589	$-	$-	$-	$85,718,589

Gross amount of recognized liabilities for securities lending transactions					$85,718,589

(1)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity,

40

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

(4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services

41

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the United States government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise timing and the resulting impact of the United Kingdom’s departure from the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

42

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds, exchange-traded funds (“ETFs”). To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the financial services sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

43

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income*
Institutional Class	$91,820,913	$108,083,614
Y Class	6,588,024	7,511,690
Investor Class	9,370,479	11,549,809
Advisor Class	1,173,357	1,566,030
A Class	1,198,755	1,244,711
C Class	200,548	245,106
R6 Class	19,595,965	8,023,251
Long-term capital gains
Institutional Class	418,972,041	375,907,244
Y Class	31,360,867	26,964,201
Investor Class	51,450,373	47,136,699
Advisor Class	7,402,763	7,148,816
A Class	6,832,813	5,171,162
C Class	1,375,675	1,152,927
R6 Class	88,036,083	27,490,528

Total distributions paid	$735,378,656	$629,195,788

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2019, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Small Cap Value	$5,842,323,929	$923,554,132	$(476,353,508)	$447,200,624

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Small Cap Value	$447,200,624	$58,096,707	$42,779,716	$–	$1	$548,077,048

44

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from investments in real estate investment securities and publicly traded partnerships, and the realization for tax purposes of unrealized gains from passive foreign investment companies.

A shareholder of the Fund elected to receive securities rather than cash for their redemption proceeds. The Fund realized gains of $1,590,938 as a result of the in-kind distribution, as disclosed in the Statement of Operations for the year ended October 31, 2019. Those gains were not recognized for federal income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from net realized gains from redemption of shares and tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Small Cap Value	$953,988	$(953,988)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2019, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Small Cap Value	$2,915,408,387	$3,143,849,969

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2019 were as follows:

Fund	Type of Transaction	October 31, 2018 Shares/Fair Value	Purchases	Sales	October 31, 2019 Shares/Fair Value	Dividend Income
Small Cap Value	Direct	$231,346,704	$2,201,302,929	$2,229,900,934	$202,748,699	$4,990,046
Small Cap Value	Securities Lending	131,390,683	788,290,622	833,962,716	85,718,589	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value

45

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Small Cap Value	$333,549,228	$85,718,589	$261,578,219	$347,296,808

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 15, 2018 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of

46

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

(a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2019, the Fund did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Year Ended October 31,
	2019		2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	40,786,232	$905,837,102	28,795,136	$813,629,911
Reinvestment of dividends	25,003,927	493,827,557	16,834,084	466,809,134
Shares redeemed	(65,827,022)	(1,494,733,270)	(56,760,794)	(1,614,754,138)

Net (decrease) in shares outstanding	(36,863)	$(95,068,611)	(11,131,574)	$(334,315,093)

	Y Class
	Year Ended October 31,
	2019		2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	4,930,647	$109,885,695	4,344,937	$121,072,021
Reinvestment of dividends	1,746,520	33,969,817	1,202,236	32,893,173
Shares redeemed	(8,766,203)	(193,165,982)	(5,295,216)	(145,505,953)

Net increase (decrease) in shares outstanding	(2,089,036)	$(49,310,470)	251,957	$8,459,241

	Investor Class
	Year Ended October 31,
	2019		2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,715,943	$80,851,925	3,480,761	$95,354,068
Reinvestment of dividends	3,117,232	59,040,372	2,130,538	56,927,968
Shares redeemed	(9,082,162)	(197,139,665)	(7,367,883)	(200,093,625)

Net (decrease) in shares outstanding	(2,248,987)	$(57,247,368)	(1,756,584)	$(47,811,589)

	Advisor Class
	Year Ended October 31,
	2019		2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	670,232	$14,157,059	690,534	$18,573,884
Reinvestment of dividends	459,107	8,576,120	330,358	8,714,846
Shares redeemed	(1,433,579)	(31,013,154)	(1,403,591)	(37,945,197)

Net (decrease) in shares outstanding	(304,240)	$(8,279,975)	(382,699)	$(10,656,467)

47

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2019

	A Class
	Year Ended October 31,
	2019		2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	951,880	$20,693,725	1,187,223	$32,064,750
Reinvestment of dividends	428,578	7,950,119	241,813	6,345,165
Shares redeemed	(1,150,666)	(24,626,471)	(1,004,403)	(26,949,383)

Net increase in shares outstanding	229,792	$4,017,373	424,633	$11,460,532

	C Class
	Year Ended October 31,
	2019		2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	130,548	$2,643,117	94,040	$2,432,559
Reinvestment of dividends	85,773	1,516,472	53,040	1,339,793
Shares redeemed	(172,252)	(3,441,752)	(144,241)	(3,717,938)

Net increase in shares outstanding	44,069	$717,837	2,839	$54,414

	R6 Class
	Year Ended October 31,
	2019		2018
Small Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	23,696,726	$529,458,678	26,568,807	$758,695,266
Reinvestment of dividends	5,232,882	103,297,087	1,281,161	35,513,778
Shares redeemed	(6,869,399)	(157,591,249)	(3,354,657)	(94,064,119)

Net increase in shares outstanding	22,060,209	$475,164,516	24,495,311	$700,144,925

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

48

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2019	2018	2017	2016A	2015

Net asset value, beginning of period	$26.14	$29.51	$24.36	$24.69	$27.80

Income (loss) from investment operations:
Net investment income	0.26	0.21	0.17	0.23	0.24
Net gains (losses) on investments (both realized and unrealized)	(0.25)	(0.94)	5.83	0.79	0.02

Total income (loss) from investment operations	0.01	(0.73)	6.00	1.02	0.26

Less distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.23)	(0.20)	(0.19)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)

Total distributions	(3.02)	(2.64)	(0.85)	(1.35)	(3.37)

Net asset value, end of period	$23.13	$26.14	$29.51	$24.36	$24.69

Total returnB	2.01%	(2.96)%	24.80%	4.58%	0.87%

Ratios and supplemental data:
Net assets, end of period	$4,073,332,655	$4,604,864,422	$5,527,380,111	$4,717,291,753	$4,313,522,956
Ratios to average net assets:
Expenses, before reimbursements	0.83%	0.80%	0.82%	0.83%	0.81%
Expenses, net of reimbursements	0.83%	0.80%	0.82%	0.83%	0.81%
Net investment income, before expense reimbursements	1.07%	0.66%	0.58%	1.01%	0.99%
Net investment income, net of reimbursements	1.07%	0.66%	0.58%	1.01%	0.99%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

49

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended October 31,
	2019	2018	2017	2016A	2015

Net asset value, beginning of period	$25.77	$29.13	$24.06	$24.41	$27.52

Income (loss) from investment operations:
Net investment income	0.26	0.17	0.12	0.23	0.23
Net gains (losses) on investments (both realized and unrealized)	(0.27)	(0.90)	5.78	0.76	0.01

Total income (loss) from investment operations	(0.01)	(0.73)	5.90	0.99	0.24

Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.21)	(0.19)	(0.17)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)

Total distributions	(3.00)	(2.63)	(0.83)	(1.34)	(3.35)

Net asset value, end of period	$22.76	$25.77	$29.13	$24.06	$24.41

Total returnB	1.93%	(3.03)%	24.70%	4.49%	0.79%

Ratios and supplemental data:
Net assets, end of period	$254,599,477	$342,125,601	$379,409,116	$296,082,333	$251,360,287
Ratios to average net assets:
Expenses, before reimbursements	0.90%	0.87%	0.90%	0.90%	0.90%
Expenses, net of reimbursements	0.90%	0.87%	0.90%	0.90%	0.90%
Net investment income, before expense reimbursements	1.00%	0.59%	0.50%	0.94%	0.90%
Net investment income, net of reimbursements	1.00%	0.59%	0.50%	0.94%	0.90%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2019	2018	2017	2016A	2015

Net asset value, beginning of period	$25.12	$28.46	$23.52	$23.86	$26.96

Income (loss) from investment operations:
Net investment income	0.22	0.11	0.11	0.19	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.29)	(0.89)	5.60	0.73	(0.02)

Total income (loss) from investment operations	(0.07)	(0.78)	5.71	0.92	0.16

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.15)	(0.11)	(0.08)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)

Total distributions	(2.93)	(2.56)	(0.77)	(1.26)	(3.26)

Net asset value, end of period	$22.12	$25.12	$28.46	$23.52	$23.86

Total returnB	1.67%	(3.28)%	24.43%	4.27%	0.50%

Ratios and supplemental data:
Net assets, end of period	$424,569,237	$538,602,473	$660,241,571	$617,552,712	$723,044,801
Ratios to average net assets:
Expenses, before reimbursements	1.14%	1.13%	1.12%	1.14%	1.15%
Expenses, net of reimbursements	1.14%	1.13%	1.12%	1.14%	1.15%
Net investment income, before expense reimbursements	0.76%	0.33%	0.27%	0.70%	0.67%
Net investment income, net of reimbursements	0.76%	0.33%	0.27%	0.70%	0.67%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor ClassA
	Year Ended October 31,
	2019	2018	2017	2016B	2015

Net asset value, beginning of period	$24.77	$28.09	$23.22	$23.60	$26.69

Income (loss) from investment operations:
Net investment income	0.14	0.06	0.03	0.12	0.13
Net gains (losses) on investments (both realized and unrealized)	(0.25)	(0.88)	5.57	0.73	0.01

Total income (loss) from investment operations	(0.11)	(0.82)	5.60	0.85	0.14

Less distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.11)	(0.08)	(0.05)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)

Total distributions	(2.87)	(2.50)	(0.73)	(1.23)	(3.23)

Net asset value, end of period	$21.79	$24.77	$28.09	$23.22	$23.60

Total returnC	1.48%	(3.44)%	24.26%	4.01%	0.41%

Ratios and supplemental data:
Net assets, end of period	$61,618,406	$77,578,775	$98,718,359	$110,205,158	$98,224,328
Ratios to average net assets:
Expenses, before reimbursements	1.34%	1.28%	1.30%	1.31%	1.31%
Expenses, net of reimbursements	1.34%	1.28%	1.30%	1.31%	1.31%
Net investment income, before expense reimbursements	0.56%	0.18%	0.11%	0.53%	0.51%
Net investment income, net of reimbursements	0.56%	0.18%	0.11%	0.53%	0.51%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended October 31,
	2019	2018	2017	2016A	2015

Net asset value, beginning of period	$24.65	$27.99	$23.14	$23.54	$26.63

Income (loss) from investment operations:
Net investment income	0.14	0.07	0.07	0.15	0.13
Net gains (losses) on investments (both realized and unrealized)	(0.24)	(0.86)	5.53	0.73	0.02

Total income (loss) from investment operations	(0.10)	(0.79)	5.60	0.88	0.15

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.13)	(0.13)	(0.06)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)

Total distributions	(2.91)	(2.55)	(0.75)	(1.28)	(3.24)

Net asset value, end of period	$21.64	$24.65	$27.99	$23.14	$23.54

Total returnB	1.56%	(3.37)%	24.36%	4.17%	0.45%

Ratios and supplemental data:
Net assets, end of period	$63,246,155	$66,380,615	$63,481,305	$63,277,387	$54,815,183
Ratios to average net assets:
Expenses, before reimbursements	1.26%	1.20%	1.20%	1.21%	1.21%
Expenses, net of reimbursements	1.26%	1.20%	1.20%	1.21%	1.22%
Net investment income, before expense reimbursements	0.64%	0.25%	0.20%	0.64%	0.56%
Net investment income, net of reimbursements	0.64%	0.25%	0.20%	0.64%	0.54%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended October 31,
	2019		2018	2017	2016A	2015

Net asset value, beginning of period	$23.60		$26.98	$22.39	$22.84	$26.05

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)D	(0.08)	(0.14)	(0.02)	0.03
Net gains (losses) on investments (both realized and unrealized)	(0.24)		(0.81)	5.35	0.72	(0.06)

Total income (loss) from investment operations	(0.25)		(0.89)	5.21	0.70	(0.03)

Less distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from net realized gains	(2.84)		(2.49)	(0.62)	(1.15)	(3.18)

Total distributions	(2.84)		(2.49)	(0.62)	(1.15)	(3.18)

Net asset value, end of period	$20.51		$23.60	$26.98	$22.39	$22.84

Total returnB	0.85%		(3.89)%	23.39%	3.42%	(0.31)%

Ratios and supplemental data:
Net assets, end of period	$12,619,613		$13,480,297	$15,335,554	$11,938,196	$11,718,580
Ratios to average net assets:
Expenses, before reimbursements	1.95%		1.86%	1.96%	1.96%	1.97%
Expenses, net of reimbursements	1.95	%C	1.76%	1.96%	1.96%	1.98%
Net investment income (loss), before expense reimbursements	(0.06)%		(0.41)%	(0.58)%	(0.12)%	(0.17)%
Net investment income (loss), net of reimbursements	(0.06)%		(0.31)%	(0.58)%	(0.12)%	(0.17)%
Portfolio turnover rate	48%		69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.
D	Per share amounts have been calculated using the average shares method.

See accompanying notes

54

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended October 31,		February 28, 2017A to October 31,
	2019	2018	2017

Net asset value, beginning of period	$26.14	$29.51	$28.03

Income from investment operations:
Net investment income (loss)	0.26	0.22	(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	(0.25)	(0.94)	1.48

Total income (loss) from investment operations	0.01	(0.72)	1.48

Less distributions:
Dividends from net investment income	(0.19)	(0.16)	-
Distributions from net realized gains	(2.84)	(2.49)	-

Total distributions	(3.03)	(2.65)	-

Net asset value, end of period	$23.12	$26.14	$29.51

Total returnC	2.01%	(2.93)%	5.28	%D

Ratios and supplemental data:
Net assets, end of period	$1,308,284,613	$902,241,051	$295,802,679
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.77%	0.80	%E
Expenses, net of reimbursements	0.80%	0.77%	0.80	%E
Net investment income (loss), before expense reimbursements	1.08%	0.66%	(0.04	)%E
Net investment income (loss), net of reimbursements	1.08%	0.66%	(0.04	)%E
Portfolio turnover rate	48%	69%	48	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

55

American Beacon FundsSM

Federal Tax Information

October 31, 2019 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Small Cap Value	59.18%

Qualified Dividend Income:

Small Cap Value	63.16%

Long-Term Capital Gain Distributions:

Small Cap Value	$605,430,615

Short-Term Capital Gain Distributions:

Small Cap Value	$88,241,641

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

56

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Small Cap Value Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Foundry Partners, LLC (“Foundry”), Hillcrest Asset Management LLC (“Hillcrest”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and Mellon Investments Corp. (“Mellon”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

57

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of similar accounts or a composite of similar accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that,

58

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board considered that it was advised that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or a subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that Barrow, Brandywine, Foundry, Hotchkis and Mellon benefit from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over

59

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

In considering the renewal of the Investment Advisory Agreements with each subadvisor, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2018)

Barrow (Fundamental Strategy)	5 Years	2	nd Quintile
Barrow (Diversified Strategy)*	3 Years	2	nd Quintile
Brandywine	5 Years	3	rd Quintile
Foundry	5 Years	1	st Quintile
Hillcrest*	3 Years	5	th Quintile
Hotchkis (Fundamental Strategy)	5 Years	1	st Quintile
Hotchkis (Diversified Strategy)*	1 Year	2	nd Quintile
Mellon	5 Years	1	st Quintile
* Does not yet have a 5-year performance record.

The Board also considered: (1) that the three-year period was not long enough to fully evaluate the performance of Hillcrest, and the Manager was closely monitoring this performance; (2) that Hillcrest’s investment style, which favors low valuation companies (as measured by price-to-earnings and price-to-book) and sound financial health (as measured by expected earnings-per-share growth and return on equity), has not been rewarded in recent market conditions; (3) information provided by each subadvisor regarding fee rates charged for managing

60

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

assets in the same or a similar strategy as the subadvisor manages its allocation of the Fund; and (4) the Manager’s recommendation to continue to retain each subadvisor at the present time.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 1996	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2004 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (73)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present).

64

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Erica Duncan (49)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

65

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (58)	Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Institutional Funds Trust (2017-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (55)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

66

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Samuel J. Silver (56)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (62)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

68

American Beacon FundsSM

Privacy Policy

October 31, 2019 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/19

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code August 19, 2019 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Sound Point Alternative Lending Fund and to disclose a change to limit the value of gifts received by the principal officer or financial officer to $100. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$239,905	10/31/2018
$291,427	10/31/2019

(b) Audit-Related Fees	Fiscal Year Ended
$10,000	10/31/2018
$0	10/31/2019

(c) Tax Fees	Fiscal Year Ended
$25,859	10/31/2018
$43,525	10/31/2019

(d) All Other Fees	Fiscal Year Ended
$0	10/31/2018
$0	10/31/2019

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

• to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

• to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

• to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

• to review the arrangements for and scope of the annual audit and any special audits; and

• to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$35,859	$391,405	N/A	10/31/2018
$43,525	$625,313	N/A	10/31/2019

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: January 9, 2020

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: January 9, 2020